JULY 31, 2002

[HIGHMARK FUNDS LOGO OMITTED]


HIGHMARK
        The smart approach to investing.




                                     ANNUAL
                                      REPORT

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                                TABLE OF CONTENTS





letter to shareholders ........................................ 2 message from the investment adviser ........................... 3 management's discussion & analysis ............................ 4 statements of net assets/schedules of investments .............23 statements of assets & liabilities ............................67 statements of operations ......................................68 statements of changes in net assets ...........................72 financial highlights ..........................................76 notes to financial statements .................................83 independent auditors' report ..................................94 notice to shareholders ........................................95 trustees and officers .........................................96 fund information ..............................................98



                       This report and the financial statements contained herein are submitted for the general information of HighMark(R) Funds' shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                       Shares of HighMark Funds are not deposits or obligations of, or guaranteed by Union Bank of California, N.A., or any of its subsidiaries or affiliates. Such shares are also not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investments in shares of mutual funds involve risk, including the possible loss of principal. SEI Investments Distribution Co., serves as Distributor for HighMark Funds and is not affiliated with the Adviser, HighMark Capital Management, Inc. or with Union Bank of California, N.A.
                                                           WWW.HIGHMARKFUNDS.COM

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[PHOTO OF GREG KNOPF OMITTED]



LETTER TO SHAREHOLDERS

MY FELLOW SHAREHOLDERS:
We are pleased to present your HighMark Funds Annual Report for the year ended July 31, 2002. Please take the time to review the individual Fund manager commentaries included in this report. They will give you a good overview of the Fund(s) you own and make you a more informed investor.

There is no question the past year presented many challenges. Markets were hampered by investor pessimism caused by a slumping economy, terrorism fears, high profile bankruptcy announcements, and an overall mistrust of corporate America. Finding investments that could successfully navigate the year's challenges proved difficult, and few classes of securities performed well.

In an extremely difficult market, we were pleased with the relative performance of the Small Cap Value Fund. The Growth Fund also performed relatively well following the selection of Waddell &Reed Investment Management as sub-adviser on October 1, 2001. We believe that both of these Funds benefited during the year from stock selection and well-diversified portfolios, and both performed well relative to their respective peer groups. Also, funds that invested in fixed income securities continued to shine and, as a result, the California Intermediate Tax-Free Bond Fund and Bond Fund also performed relatively well. The Funds benefited from declining interest rates during the second half of 2001 and a continued low-rate environment through the first seven months of 2002.

OUTLOOK FOR THE FUTURE
The economy is slowly making forward progress towards recovery. We believe that a number of factors are in place that will contribute to this recovery. Corporate governance and reporting practice reforms are already happening. Further, corporate profitability is starting to show signs of improvement. Reforms and increasing profitability combined with monetary and fiscal stimuli, relatively low inflation and continued strength in consumer spending should assist with a recovery. Please refer to Luke Mazur's comments on the following page for an in-depth discussion of our outlook for the economy.

It is important to remember that market recoveries breed investment opportunities. While it is not possible to predict when this market will bottom, we do know that historically significant market corrections have often proved opportune times to invest. Therefore, we are currently seeking investment opportunities to take advantage of the expected recovery. We continue to believe that, given time, a diversified portfolio of carefully selected stocks and bonds will provide potential rewards for our shareholders. As always, we thank you for the confidence you have placed in us as manager of your assets.

Sincerely,

/s/Greg Knopf

Greg Knopf
Managing Director
HighMark Capital Management, Inc.

2    1.800.433.6884
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[PHOTO OF LUKE MAZUR OMITTED]

MESSAGE FROM
THE INVESTMENT ADVISER

MY FELLOW SHAREHOLDERS:
The recently completed fiscal year was one of stomach-churning stock market volatility, with stocks declining sharply following September 11th, staging an impressive rally in the Fall of 2001, and then falling again dramatically in the first half of 2002. High profile corporate accounting scandals, bankruptcies and fraud allegations contributed to a growing crisis in confidence for investors. However, like other times in history, the problems that exist today should help create a bottom in the stock market and become the catalyst for a recovery. The banking reforms in 1990, which were enacted after the S&L scandals, helped make the U.S. financial system one of the best in the world. These regulations are still in existence today.

Although economic growth slowed in the second quarter, the economy is making forward progress towards recovery. The possibility of a "double dip" recession in which growth slips back into negative territory appears unlikely. Gross Domestic Product (GDP), the economy's total output of goods and services, has grown in 2002. Considering the issues the economy is facing, this is encouraging. For the second half of the year we anticipate modest GDP growth, with some acceleration beginning in the first quarter of next year.

Our optimism toward economic recovery stems from: low interest rates, tax cuts, reasonable energy costs, low inflation, a strong and steady housing market, and reasonable consumer spending. Much has been said about the role the consumer has played in sustaining the economy throughout the slowdown and the early stages of the recovery. Retail sales, including both auto sales and chain store sales, reflected a moderate increase in spending. Housing activity also remains at lofty levels, buoyed by mild weather early in the year and recent easing in mortgage rates.

The Federal Reserve's Open Market Committee met in late June and elected to maintain a neutral stance toward interest rates. Inflation remains benign at this point with little on the horizon to indicate a pick up any time soon. Productivity remains good and is outpacing wage growth. This will help ease labor cost pressures on profits. Commodity prices are generally flat, though oil, of course, retains its volatile nature. Some industrial commodity prices are beginning to rise, but we see no reason for alarm. However, through it all, we expect inflation to remain in check in the near-to-intermediate term. We do not rule out the Fed raising interest rates as business activity accelerates, but we believe this need not occur before year end.

While we are clearly optimistic for a recovery, we are keeping close watch of the nation's unemployment rate and the weakness of the U.S. dollar. A prolonged or increasingly bleak job market could lead to a negative turn in consumer sentiment, which in turn would force us to recheck our views and assumptions regarding the consumer's role in the recovery. Also, if the dollar continues to weaken against major world currencies, it may lead foreign investors to seek other outlets offering higher returns.

As we head into the next fiscal year, individual security selection remains foremost toward achieving respectable returns. As we have mentioned from time to time, emotion is an investor's biggest enemy. Time and diversification are our allies. With time, a diversified portfolio of carefully selected securities will reward investors. This will be especially true as the economy finds its way through the present obstacles.

Sincerely,

/s/Luke Mazur

Luke Mazur
Chief Investment Officer
HighMark Capital Management, Inc.


                                                      WWW.HIGHMARKFUNDS.COM    3
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GROWTH FUND

TOP TEN HOLDINGS*

COMPANY                    % OF
                         PORTFOLIO
PFIZER                      3.9
PHILIP MORRIS               3.8
MICROSOFT                   3.5
LOCKHEED MARTIN             3.5
CISCO SYSTEMS               2.8
HEALTH MANAGEMENT
  ASSOCIATES, CL A          2.8
GOLDMAN SACHS GROUP         2.8
MEDTRONIC                   2.6
BANK OF AMERICA             2.6
FANNIE MAE                  2.5


TOP FIVE SECTORS

SECTOR                     % OF
                         PORTFOLIO
HEALTH CARE                18.1
INFORMATION TECHNOLOGY     16.8
CONSUMER DISCRETION        13.4
FINANCIALS                 11.1
CONSUMER STAPLES            9.5


*EXCLUDES SHORT-TERM FIXED INCOME SECURITIES.


PERFORMANCE
For the year ended July 31, 2002, the HighMark Growth Fund produced a total return of -24.77% (Fiduciary Shares). In comparison, the unmanaged Standard & Poor's 500/BARRA Growth Index returned -22.21% and the Morningstar Large Growth Category, a measure of the Fund's peer group, returned -28.67%.

FACTORS AFFECTING PERFORMANCE
For the year, the Fund underperformed the benchmark while outperforming the peer group. The Fund's performance relative to the benchmark is explained by underperformance during the first two months of the fiscal year. On October 1, 2001, Waddell & Reed Investment Management Company began managing the HighMark Growth Fund as sub-adviser. From the sub-adviser's appointment through July 31, 2002, the Fund returned -5.09% and the S&P/BARRA Growth Index returned -10.61%. The Fund's new management team seeks to buy stocks of high quality companies that are leaders and innovators within their respective industries, that have sustainable competitive advantages, and that show long-term prospects for increased profitability. We believe this strategy helped the Fund's performance during the period, even as large company growth securities overall performed poorly.

The Fund's performance can be attributed in large part to stock selection. Positions owned by the Fund in retail, defense and healthcare generally outperformed other securities in the same sectors. Also contributing to the Fund's performance was its underweight relative to the benchmark in telecommunications and utilities, which were each among the worst performing sectors during the year. Detracting from the Fund's performance was its underweight in consumer non-durables, though we believe the Fund's negative absolute return was largely a result of the overall direction of equity markets.

CURRENT STRATEGY & OUTLOOK
Corporate profitability is showing signs of improvement and valuations are returning to reasonable levels. However, the jury is still out on when the market will begin to recover. The Fund will remain conservatively positioned until we start to see evidence that an overall economic recovery is taking shape.

As we start to see signs of recovery, we will look for opportunities to increase the Fund's exposure to sectors that generally perform well in a strong market environment, such as retail and technology companies. Heading into the next fiscal year, we seek to reward shareholders by positioning the Fund to participate fully in a market upturn and, equally as important, minimize losses if the downturn continues.

4    1.800.433.6884
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HIGHMARK GROWTH FUND
INVESTMENT OBJECTIVE

THE HIGHMARK GROWTH FUND SEEKS LONG-TERM CAPITAL APPRECIATION THROUGH INVESTMENTS IN EQUITY SECURITIES. THE PRODUCTION OF CURRENT INCOME IS AN INCIDENTAL OBJECTIVE.

[PHOTO OF DAN BECKER OMITTED]

TEAM LEADER
DAN BECKER
WADDELL & REED INVESTMENT
MANAGEMENT CO.


[PHOTO OF PHIL SANDERS OMITTED]
TEAM LEADER
PHIL SANDERS
WADDELL & REED INVESTMENT
MANAGEMENT CO.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HIGHMARK GROWTH FUND VERSUS THE S&P 500/BARRA GROWTH INDEX AND THE MORNINGSTAR LARGE GROWTH CATEGORY.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

           HighMark    HighMark    HighMark    HighMark
            Growth      Growth      Growth      Growth    Morningstar     S&P
             Fund        Fund        Fund        Fund        Large     500/BARRA
           Fiduciary    Class A     Class B     Class C     Growth      Growth
Date        Shares      Shares+     Shares+     Shares+    Category      Index
11/30/93   $10,000     $ 9,450     $10,000     $10,000     $10,000     $10,000
7/94         9,650       9,129       9,650       9,650       9,809       9,933
7/95        12,085      11,420      12,085      12,085      12,598      12,985
7/96        13,622      12,891      13,622      13,622      13,784      15,277
7/97        20,234      19,142      20,234      20,234      19,825      23,908
7/98        24,805      23,403      24,698      24,805      23,344      29,864
7/99        29,082      27,363      28,714      29,082      28,954      37,094
7/00        32,319      30,337      31,637      32,144      37,047      43,388
7/01        17,546      16,434      17,011      17,303      25,625      30,602
7/02        13,200      12,350      12,697      12,900      18,278      23,805

--------------------------------------------------------------------------------
                                          ANNUALIZED  ANNUALIZED   ANNUALIZED
                               ONE YEAR     3 YEAR      5 YEAR        SINCE
                                RETURN      RETURN      RETURN      INCEPTION
--------------------------------------------------------------------------------
  Fiduciary Shares              -24.77%     -23.15%     -8.19%         3.44%
--------------------------------------------------------------------------------
  Class A Shares                -24.85%     -23.30%     -8.39%         3.85%
--------------------------------------------------------------------------------
  Class A Shares with load*     -28.98%     -24.73%     -9.42%         3.13%
--------------------------------------------------------------------------------
  Class B Shares                -25.36%     -23.82%     -8.90%+      -11.18%
--------------------------------------------------------------------------------
  Class B Shares with load**    -29.09%     -24.41%     -9.11%+      -11.47%
--------------------------------------------------------------------------------
  Class C Shares                -25.45%     -23.73%+    -8.61%+      -28.22%
--------------------------------------------------------------------------------
  Class C Shares with load***   -26.19%     -23.73%+    -8.61%+      -28.22%
--------------------------------------------------------------------------------

  + The performance presented links the performance of Fiduciary Shares from its inception on November 18, 1993 with the performance of Class A Shares on June 20, 1994, Class B Shares on February 2, 1998 or Class C Shares on November 30, 1999. Fiduciary Share performance has been adjusted for the maximum sales charge applicable to Class A, Class B or Class C Shares, but does not reflect the higher Rule 12b-1 fees and expenses applicable to these Classes. With those adjustments, performance would be lower than that shown.
  * Reflects 5.50% sales charge.
 ** Reflects maximum CDSC of 5.00%.
*** Reflects maximum CDSC of 1.00%.
    Past performance is not predictive of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                                      WWW.HIGHMARKFUNDS.COM    5

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VALUE MOMENTUM
FUND

TOP TEN HOLDINGS*

COMPANY                    % OF
                         PORTFOLIO
TARGET                      3.3
GENERAL ELECTRIC            3.1
EXXON MOBIL                 3.1
CITIGROUP                   2.9
BAXTER INTERNATIONAL        2.9
MARSH & MCLENNAN            2.7
AVERY DENNISON              2.5
WASHINGTON MUTUAL           2.4
VERIZON COMMUNICATIONS      2.3
PHILIP MORRIS               2.2


TOP FIVE SECTORS

SECTOR                     % OF
                         PORTFOLIO
INDUSTRIALS                17.8
FINANCIALS                 13.1
HEALTH CARE                10.2
CONSUMER DISCRETION         9.7
BANKS                       9.1


*EXCLUDES SHORT-TERM FIXED INCOME SECURITIES.


PERFORMANCE
For the year ended July 31, 2002, the HighMark Value Momentum Fund returned -20.06% (Fiduciary Shares). In comparison, the unmanaged Standard & Poor's 500 Composite Index returned -23.63% and the Morningstar Large Value Category returned -18.98% during the period.

FACTORS AFFECTING PERFORMANCE
During the first half of the year, growth stocks outperformed value stocks. The second half of the year was difficult for all investors and, although value stocks did recover and outperform growth stocks on a relative basis, no equity class was immune from the market downturn.

The market was negatively impacted during the year by the September 11, 2001 terrorism attacks, numerous accounting scandals and high profile corporate bankruptcies. These items combined to create a crisis in investor confidence and hampered any chance of an extended market recovery. Even sectors that historically performed well in low-interest rate environments, such as utilities and baby bells, did not perform up to expectations during the past year.

The Fund benefited from holdings in the chemicals, hospitals and metals sectors, each of which performed relatively well during the year. The Fund's relative underweight in the technology sector, which was among the year's worst performing sectors, also contributed positively to Fund performance. Holdings in energy, financials, and utilities detracted from Fund performance as these sectors unraveled during the year.

CURRENT STRATEGY AND OUTLOOK
The economy is still volatile, and we anticipate a period of gradual and uneven recovery. Fiscal and monetary policy should combine to contribute to such a recovery. Corporate governance actions may lead to painful financial restatements and negative announcements during the second half of 2002. Investor confidence will be tested. However, these actions, coupled with increased board and auditor scrutiny, should lead to cleaner and more reliable financial statements in the future.

The times ahead may be difficult, and selecting stocks of companies positioned to successfully navigate the difficult times will be critical. We continue to emphasize diversification, valuation and reliable earnings in selecting stocks for the Fund.

6    1.800.433.6884

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HIGHMARK VALUE MOMENTUM FUND
INVESTMENT OBJECTIVE
THE HIGHMARK VALUE MOMENTUM FUND SEEKS LONG-TERM CAPITAL GROWTH WITH A SECONDARY OBJECTIVE OF INCOME.

[PHOTO OF RICHARD EARNEST OMITTED]

TEAM LEADER
RICHARD EARNEST
HIGHMARK CAPITAL MANAGEMENT, INC.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HIGHMARK VALUE MOMENTUM FUND VERSUS THE S&P 500 COMPOSITE INDEX AND THE MORNINGSTAR LARGE VALUE CATEGORY.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

          HighMark    HighMark    HighMark    HighMark
            Value       Value       Value       Value       S&P     Morningstar
          Momentum    Momentum    Momentum    Momentum      500        Large
         Fiduciary    Class A     Class B     Class C    Composite     Value
Date       Shares      Shares+     Shares+     Shares+     Index     Category
7/31/92   $10,000     $ 9,450     $10,000     $10,000     $10,000     $10,000
7/93       11,243      10,626      11,243      11,243      10,871      11,207
7/94       11,723      11,079      11,723      11,723      11,429      11,811
7/95       14,702      13,895      14,702      14,702      14,408      14,185
7/96       17,173      16,198      17,173      17,173      16,793      16,197
7/97       25,331      23,834      25,331      25,331      25,543      23,263
7/98       27,666      25,970      27,542      27,666      30,468      25,629
7/99       31,285      29,291      30,817      31,285      36,632      28,804
7/00       32,683      30,530      31,895      32,489      39,918      28,188
7/01       32,504      30,286      31,423      32,012      34,197      30,133
7/02       25,983      24,153      24,916      25,356      26,117      24,414

-----------------------------------------------------------------------------------------
                                         ANNUALIZED  ANNUALIZED  ANNUALIZED   ANNUALIZED
                               ONE YEAR    3 YEAR      5 YEAR      10 YEAR      SINCE
                                RETURN     RETURN      RETURN      RETURN     INCEPTION
-----------------------------------------------------------------------------------------
  Fiduciary Shares             -20.06%     -6.00%       0.51%      10.02%       10.86%
-----------------------------------------------------------------------------------------
  Class A Shares               -20.25%     -6.23%       0.27%       9.84%       10.09%
-----------------------------------------------------------------------------------------
  Class A Shares with load*    -24.64%     -7.98%      -0.86%       9.22%        9.49%
-----------------------------------------------------------------------------------------
  Class B Shares               -20.71%     -6.84%      -0.33%+      9.56%+      -1.78%
-----------------------------------------------------------------------------------------
  Class B Shares with load**   -24.42%     -7.62%      -0.65%+      9.56%+      -2.13%
-----------------------------------------------------------------------------------------
  Class C Shares               -20.79%     -6.76%+      0.02%+      9.75%+      -7.74%
-----------------------------------------------------------------------------------------
  Class C Shares with load***  -21.53%     -6.76%+      0.02%+      9.75%+      -7.74%
-----------------------------------------------------------------------------------------

  + The performance presented links the performance of Fiduciary Shares from its inception on February 1, 1991 with the performance of Class A Shares on April 12, 1994, Class B Shares on February 2, 1998 or Class C Shares on November 30, 1999. Fiduciary Share performance has been adjusted for the maximum sales charge applicable to Class A, Class B or Class C Shares, but does not reflect the higher Rule 12b-1 fees and expenses applicable to these Classes. With those adjustments, performance would be lower than that shown.
  * Reflects 5.50% sales charge.
 ** Reflects maximum CDSC of 5.00%.
*** Reflects maximum CDSC of 1.00%.
    Past performance is not predictive of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance presented from February 1, 1991 (commencement of operations of Fiduciary Shares) and April 2, 1992, (commencement of operations of Class A Shares) to April 25, 1997 reflects the performance of the Stepstone Value Momentum Fund.

                                                      WWW.HIGHMARKFUNDS.COM    7

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LARGE CAP VALUE FUND


TOP TEN HOLDINGS*

COMPANY                     % OF
                          PORTFOLIO
ALLSTATE                     2.6
BEAR STEARNS                 2.5
SBC COMMUNICATIONS           2.1
COUNTRYWIDE CREDIT           2.1
UNION PACIFIC                2.1
BANK OF AMERICA              2.0
OCCIDENTAL PETROLEUM         2.0
CHEVRONTEXACO                2.0
WELLS FARGO                  2.0
UNITED TECHNOLOGIES          1.9


TOP FIVE SECTORS

SECTOR                      % OF
                          PORTFOLIO
BANKS                       14.7
FINANCIALS                  14.5
ENERGY                      11.8
CONSUMER DISCRETION          9.5
INDUSTRIALS                  8.4


*EXCLUDES SHORT-TERM FIXED INCOME SECURITIES.


PERFORMANCE
For the year ended July 31, 2002, the HighMark Large Cap Value Fund returned -24.31% (Fiduciary Shares). In comparison, the unmanaged Standard & Poor's 500/BARRA Value Index returned -25.66% and the Morningstar Large Value Category returned -18.98%.

FACTORS AFFECTING PERFORMANCE
The past year was a difficult one for investors and most classes of equities provided negative returns. Amidst the negative numbers, the Fund outpaced the benchmark but underperformed its peer group. Positively influencing Fund performance were relative overweight positions in two of the better performing sectors, consumer staples and basic materials. Materials performed relatively well in correlation to strong commodity prices, and also as a result of cost cutting moves that led to improved profitability. Another relatively strong sector was financials, and the Fund's modest underweight in this area slightly detracted from performance.

Two of the worst performing sectors during the year were telecommunications and technology, and the Fund benefited from remaining underweight in these sectors. Telecom companies suffered as rate competition coupled with large fixed costs resulted in decreased profitability. Technology companies that were overvalued to begin with were impacted by low demand caused by stagnant capital spending. Utilities also performed poorly during the year, and the Fund's relative overweight in this sector detracted from performance.

CURRENT STRATEGY AND OUTLOOK
The economy during the past year was supported largely by consumer spending. Now, with absolute debt and debt-to-income ratios at historic highs, we are cautiously monitoring the level of continued support from consumers. A decrease in consumer spending would negatively impact business, and could delay the increases in capital expenditures that the economy so eagerly awaits. Also, although valuations have returned to more reasonable levels, we believe they remain high overall.

We maintain a conservative outlook heading into the next fiscal year. We have increased exposure to more defensive sectors such as consumer staples and healthcare, and reduced exposure to the consumer cyclical, industrial and energy sectors. We will continue conservatively positioning the Fund until signs of sustainable economic recovery become clear.

8    1.800.433.6884

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HIGHMARK LARGE CAP VALUE FUND
INVESTMENT OBJECTIVE
THE HIGHMARK LARGE CAP VALUE FUND SEEKS TOTAL RETURN ON INVESTMENT, WITH DIVIDEND INCOME AS AN IMPORTANT COMPONENT OF THAT RETURN. A SECONDARY GOAL IS TO MAINTAIN A LOW LEVEL OF PRICE VOLATILITY.

[PHOTO OF MICHAEL MCBURNEY OMITTED]

TEAM LEADER
MICHAEL MCBURNEY
HIGHMARK CAPITAL MANAGEMENT, INC.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HIGHMARK LARGE CAP VALUE FUND VERSUS THE S&P 500/BARRA VALUE INDEX AND THE MORNINGSTAR LARGE VALUE CATEGORY.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC AS FOLLOWS:

          HighMark   HighMark    HighMark    HighMark
         Large Cap   Large Cap   Large Cap   Large Cap      S&P     Morningstar
         Value Fund  Value Fund  Value Fund  Value Fund  500/BARRA     Large
          Fiduciary   Class A     Class B     Class C      Value       Value
Date       Shares      Shares+     Shares+     Shares+     Index     Category
7/31/92   $10,000     $ 9,450     $10,000     $10,000     $10,000     $10,000
7/93       10,975      10,371      10,975      10,975      11,578      11,207
7/94       11,439      10,810      11,439      11,439      12,189      11,811
7/95       13,414      12,704      13,414      13,414      14,797      14,185
7/96       15,863      15,017      15,863      15,863      17,097      16,197
7/97       22,229      21,020      22,229      22,229      25,234      23,263
7/98       24,627      23,227      24,521      24,627      28,598      25,629
7/99       28,132      26,465      27,770      28,132      33,019      28,804
7/00       25,411      23,855      24,854      25,282      32,973      28,128
7/01       24,674      23,087      23,899      24,306      34,285      30,133
7/02       18,676      17,419      17,932      18,237      25,488      24,414

-----------------------------------------------------------------------------------------------------
                                           ANNUALIZED     ANNUALIZED     ANNUALIZED     ANNUALIZED
                               ONE YEAR      3 YEAR         5 YEAR         10 YEAR         SINCE
                                RETURN       RETURN         RETURN         RETURN        INCEPTION
-----------------------------------------------------------------------------------------------------
  Fiduciary Shares             -24.31%      -12.76%          -3.42%         6.45%          10.57%
-----------------------------------------------------------------------------------------------------
  Class A Shares               -24.55%      -13.01%          -3.69%         6.31%+          6.19%
-----------------------------------------------------------------------------------------------------
  Class A Shares with load*    -28.67%      -14.64%          -4.77%         5.71%+          5.45%
-----------------------------------------------------------------------------------------------------
  Class B Shares               -24.97%      -13.57%          -4.21%+        6.01%+         -5.42%
-----------------------------------------------------------------------------------------------------
  Class B Shares with load**   -28.71%      -14.19%          -4.42%+        6.01%+         -5.68%
-----------------------------------------------------------------------------------------------------
  Class C Shares               -24.97%      -13.45%+         -3.88%+        6.19%+        -12.91%
-----------------------------------------------------------------------------------------------------
  Class C Shares with load***  -25.71%      -13.45%+         -3.88%+        6.19%+        -12.91%
-----------------------------------------------------------------------------------------------------

  + The performance presented links the performance of Fiduciary Shares from its inception on February 9, 1984 with the performance of Class A Shares on June 20, 1994, Class B Shares on February 2, 1998 or Class C Shares on November 30, 1999. Fiduciary Share performance has been adjusted for the maximum sales charge applicable to Class A, Class B or Class C Shares, but does not reflect the higher Rule 12b-1 fees and expenses applicable to these Classes. With those adjustments, performance would be lower than that shown.
  * Reflects 5.50% sales charge.
 ** Reflects maximum CDSC of 5.00%.
*** Reflects maximum CDSC of 1.00%.
    Past performance is not predictive of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                                      WWW.HIGHMARKFUNDS.COM    9

[HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]


CORE EQUITY FUND

TOP TEN HOLDINGS*

COMPANY                            % OF
                                 PORTFOLIO
GENERAL ELECTRIC                    3.4
MICROSOFT                           3.0
PFIZER                              2.5
WAL-MART STORES                     2.0
CITIGROUP                           1.9
AMERICAN INTERNATIONAL GROUP        1.9
EXXON MOBIL                         1.8
INTERNATIONAL BUSINESS MACHINES     1.7
VERIZON COMMUNICATIONS              1.5
WELLS FARGO                         1.4


TOP FIVE SECTORS

SECTOR                      % OF
                          PORTFOLIO
INFORMATION TECHNOLOGY      14.0
CONSUMER DISCRETION         13.2
FINANCIALS                  12.7
HEALTH CARE                 12.5
INDUSTRIALS                 10.6


*EXCLUDES SHORT-TERM FIXED INCOME SECURITIES.


PERFORMANCE
For the year ended July 31, 2002, the HighMark Core Equity Fund produced a return of -24.25% (Fiduciary Shares). In comparison, the unmanaged Standard & Poor's 500 Composite Index returned -23.63% during the period and the Morningstar Large Blend Category returned -22.44%.

FACTORS AFFECTING PERFORMANCE
Despite several economic factors that appear to provide a positive backdrop for investors, including low interest rates, low inflation, and a recovering economy, there was a profound weakness in equity markets during the year. We believe three factors are responsible for this continued weakness. First, the economy was supported primarily by consumer spending while the market craves a resurgence in corporate expenditures. Second, a crisis of confidence developed as a result of corporate scandals and our war on terrorism. Finally, though valuations have returned to reasonable levels, concerns about valuations remain as investors question the integrity of corporate earnings.

Contributing positively to Fund performance during the year were holdings in the basic materials, capital goods and consumer staples sectors. The Fund's commitment to a large cap core investment strategy resulted in modest underperformance relative to the benchmark as large caps generally underperformed their mid and small counterparts during the year. Holdings in telecommunications, technology and media also detracted from performance.

CURRENT STRATEGY AND OUTLOOK
We believe the economy is on the mend and a normal recovery cycle is on the horizon. Recent monetary and fiscal stimuli should combine to infuse capital into the market. New regulations regarding accounting standards, though potentially leading to significant restatements in coming months, should reduce accounting practices as a source of investor anxiety in the long-term.

Remember, in investing it is usually darkest before the dawn. When extreme pessimism becomes the consensus, it is time for smart investors to start looking for signs of a turn. It is not clear that we have hit that level of extreme yet but it seems we are close, and the economy shows signs of recovering. Evidence supports the likelihood of further economic growth. Add to that growth a low interest rate environment and low inflation, and you have the underpinnings for a healthy equity market. Therefore, we remain cautiously optimistic heading into the next year.


10    1.800.433.6884

[GRAPHIC OMITTED]

HIGHMARK CORE EQUITY FUND
INVESTMENT OBJECTIVE
THE HIGHMARK CORE EQUITY FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

[PHOTO OF CARL COLOMBO OMITTED]

TEAM LEADER
CARL COLOMBO
HIGHMARK CAPITAL MANAGEMENT, INC.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HIGHMARK CORE EQUITY FUND VERSUS THE S&P 500 COMPOSITE INDEX AND THE MORNINGSTAR LARGE BLEND CATEGORY.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC AS FOLLOWS:

           HighMark    HighMark     HighMark
             Core        Core         Core
            Equity      Equity       Equity        S&P     Morningstar
             Fund        Fund         Fund         500        Large
           Fiduciary    Class A      Class B    Composite     Blend
Date        Shares      Shares+      Shares+      Index     Category
5/31/00    $10,000     $ 9,450      $10,000     $10,000     $10,000
7/00         9,768       9,231        9,758      10,086      10,149
7/01         8,312       7,829        8,230       8,641       8,616
7/02         6,296       5,914        5,993       6,599       6,683

----------------------------------------------------
                                         ANNUALIZED
                              ONE YEAR     SINCE
                               RETURN    INCEPTION
----------------------------------------------------
  Fiduciary Shares             -24.25%    -19.23%
----------------------------------------------------
  Class A Shares               -24.46%    -19.69%
----------------------------------------------------
  Class A Shares with load*    -28.61%    -21.86%
----------------------------------------------------
  Class B Shares               -24.93%    -20.18%
----------------------------------------------------
  Class B Shares with load**   -28.68%    -21.34%
----------------------------------------------------

 + The performance presented links the performance of Fiduciary Shares from its inception on May 31, 2000 with the performance of Class A or Class B Shares on June 30, 2000. Fiduciary Share performance has been adjusted for the maximum sales charge applicable to Class A or Class B Shares, but does not reflect the higher Rule 12b-1 fees and expenses applicable to these Classes. With those adjustments, performance would be lower than that shown.
 * Reflects 5.50% sales charge.
** Reflects maximum CDSC of 5.00%.
   Past performance is not predictive of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                                     WWW.HIGHMARKFUNDS.COM    11

[HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]

BALANCED FUND

TOP TEN HOLDINGS*

COMPANY                          % OF
                              PORTFOLIO
GENERAL ELECTRIC                 2.3
U.S. TREASURY BONDS
   7.250%, 05/15/16              2.1
MICROSOFT                        2.0
PFIZER                           1.7
GNMA
   6.000%, 04/15/29              1.4
WAL-MART STORES                  1.4
CITIGROUP                        1.3
AMERICAN INTERNATIONAL GROUP     1.3
EXXON MOBIL                      1.2
INTERNATIONAL BUSINESS MACHINES  1.2


TOP FIVE SECTORS**

SECTOR                      % OF
                          PORTFOLIO
INFORMATION TECHNOLOGY       9.4
CONSUMER DISCRETION          9.1
FINANCIALS                   8.8
HEALTH CARE                  8.4
INDUSTRIALS                  7.2


 *EXCLUDES SHORT-TERM FIXED INCOME SECURITIES.
**EXCLUDES FIXED INCOME SECURITIES.


PERFORMANCE
For the year ended January 31, 2002, the HighMark Balanced Fund produced a return of -14.24% (Fiduciary Shares). In comparison, the unmanaged Standard & Poor's 500 Composite Index returned -23.63%, the Lehman Brothers U.S. Aggregate Bond Index returned 7.54% and the Morningstar Balanced Objective returned -12.40%.

FACTORS AFFECTING PERFORMANCE
Despite several economic factors that appear to provide a positive backdrop for investors, including low interest rates, low inflation, and a recovering economy, there was a profound weakness in equity markets during the year. We believe three factors are responsible for this continued weakness. First, the economy was supported primarily by consumer spending while the market craves a resurgence in corporate expenditures. Second, a crisis of confidence developed as a result of corporate scandals and our war on terrorism. Finally, though valuations have returned to reasonable levels, concerns about valuations remain as investors question the integrity of corporate earnings.

The bond market performed in unison with equity markets during much of the year. In contrast to equities, however, bonds did provide positive returns for investors. Performance in the bond market was highly dependent on bond selection. The Fund owns bonds of issuers we believe to be strong companies, and that we expect to perform well in a strong economy. During the past year the Fund's performance was negatively impacted by the market's reaction to, and in some cases overreaction to, the slightest hint of negative news concerning issuers.

CURRENT STRATEGY & OUTLOOK
We believe the economy is on the mend and a normal recovery cycle is on the horizon. Recent monetary and fiscal stimuli should combine to infuse capital into the market. Further, the chance of an interest rate increase before the end of 2002 appears slim and we may even see further rate cuts if the economy does not show signs of recovery.

Evidence supports the likelihood of further economic growth. Add to that growth a low interest rate environment and low inflation, and you have the underpinnings for a healthy market. Therefore, we remain cautiously optimistic heading into the next year.

12    1.800.433.6884

[GRAPHIC OMITTED]

HIGHMARK BALANCED FUND
INVESTMENT OBJECTIVE
THE HIGHMARK BALANCED FUND SEEKS CAPITAL APPRECIATION AND INCOME, WITH A SECONDARY INVESTMENT OBJECTIVE OF CONSERVATION OF CAPITAL.

[PHOTO OF CARL COLOMBO OMITTED]

TEAM LEADER
CARL COLOMBO
HIGHMARK CAPITAL MANAGEMENT, INC.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HIGHMARK BALANCED FUND VERSUS THE S&P 500 COMPOSITE INDEX, THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX AND THE MORNINGSTAR BALANCED OBJECTIVE.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


          HighMark   HighMark    HighMark    HighMark                Lehman
          Balanced   Balanced    Balanced    Balanced       S&P     Brothers
            Fund       Fund        Fund        Fund         500        U.S       Morningstar
          Fiduciary   Class A     Class B     Class C    Composite  Aggregate     Balanced
Date       Shares     Shares+     Shares+     Shares+      Index    Bond Index    Objective
7/31/92   $10,000    $ 9,450     $10,000     $10,000     $10,000     $10,000       $10,000
7/93       11,042     10,425      11,042      11,042      10,871      11,018        11,083
7/94       11,364     10,731      11,364      11,364      11,429      11,028        11,320
7/95       13,535     12,780      13,535      13,535      14,408      12,143        13,136
7/96       15,016     14,150      15,016      15,016      16,793      12,814        14,414
7/97       19,591     18,407      19,591      19,591      25,543      14,196        18,634
7/98       21,023     19,717      20,960      21,023      30,468      15,312        20,464
7/99       23,117     21,618      22,828      23,117      36,632      15,691        22,425
7/00       23,644     22,057      23,132      23,505      39,918      16,626        23,797
7/01       22,261     20,700      21,584      21,926      34,197      18,736        23,328
7/02       19,091     17,705      18,342      18,637      26,117      20,149        20,436

-----------------------------------------------------------------------------------------------------
                                            ANNUALIZED     ANNUALIZED     ANNUALIZED     ANNUALIZED
                                ONE YEAR      3 YEAR         5 YEAR         10 YEAR         SINCE
                                 RETURN       RETURN         RETURN         RETURN        INCEPTION
  Fiduciary Shares              -14.24%       -6.18%          -0.51%         6.68%          7.52%
-----------------------------------------------------------------------------------------------------
  Class A Shares                -14.47%       -6.44%          -0.77%         6.48%+         6.50%
-----------------------------------------------------------------------------------------------------
  Class A Shares with load*     -19.20%       -8.18%          -1.89%         5.88%+         5.88%
-----------------------------------------------------------------------------------------------------
  Class B Shares                -15.02%       -7.03%          -1.31%+        6.25%+        -2.47%
-----------------------------------------------------------------------------------------------------
  Class B Shares with load**    -19.12%       -7.81%          -1.60%+        6.25%+        -2.81%
-----------------------------------------------------------------------------------------------------
  Class C Shares                -15.00%       -6.93%+         -0.99%+        6.42%+        -7.90%
-----------------------------------------------------------------------------------------------------
  Class C Shares with load***   -15.82%       -6.93%+         -0.99%+        6.42%+        -7.90%
-----------------------------------------------------------------------------------------------------

  + The performance presented links the performance of Fiduciary Shares from its inception on February 1, 1991 with the performance of Class A Shares on November 13, 1992, Class B Shares on February 2, 1998 or Class C Shares on November 30, 1999. Fiduciary Share performance has been adjusted for the maximum sales charge applicable to Class A, Class B or Class C Shares, but does not reflect the higher Rule 12b-1 fees and expenses applicable to these Classes. With those adjustments, performance would be lower than that shown.
  * Reflects 5.50% sales charge.
 ** Reflects maximum CDSC of 5.00%.
*** Reflects maximum CDSC of 1.00%.
    Past performance is not predictive of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance presented from February 1,1991 (commencement of operations of Fiduciary Shares) to November 13, 1992 (commencement of Class A Shares) to April 25, 1997 reflects the performance of the Stepstone Balanced Fund.

                                                     WWW.HIGHMARKFUNDS.COM    13

[HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]

SMALL CAP VALUE
FUND

TOP TEN HOLDINGS*

COMPANY                        % OF
                             PORTFOLIO
SCOTTISH ANNUITY
  & LIFE HOLDINGS               1.7
MOOG, CL A                      1.5
STANCORP FINANCIAL GROUP        1.4
FLAGSTAR BANCORP                1.4
UGI                             1.4
TOLL BROTHERS                   1.3
INDEPENDENCE COMMUNITY BANK     1.3
STATEN ISLAND BANCORP           1.3
BOYD GAMING                     1.3
RYDER SYSTEM                    1.3


TOP FIVE SECTORS

SECTOR                      % OF
                          PORTFOLIO
CONSUMER DISCRETION         25.0
INDUSTRIALS                 19.6
BANKS                       16.4
CONSUMER STAPLES             7.2
FINANCIALS                   7.1


*EXCLUDES SHORT-TERM FIXED INCOME SECURITIES.


PERFORMANCE
For the year ended July 31, 2002, the HighMark Small Cap Value Fund returned 0.10% (Fiduciary Shares). In comparison, the unmanaged Frank Russell 2000 Value Index returned -5.51% and the Morningstar Small Value Category returned -6.46%.

FACTORS AFFECTING PERFORMANCE
On October 1, 2001 LSV Asset Management became the sub-adviser and began managing the Small Cap Value Fund. LSV Asset Management's investment philosophy is based upon years of academic research on value investing and investor behavior. The firm uses a quantitative investment strategy that combines a value discipline with behavioral momentum in an effort to take advantage of the tendency of investors to extrapolate past performance into the future. LSV's primary objective is to produce a diversified, conservative portfolio seeking to outperform the benchmark.

Since LSV assumed daily management of the Fund, equity markets have been down and most major indices have suffered significant drops in value. Within the negative numbers, small cap performed better than large cap, and small cap value performed better than small cap growth. Though providing negative returns, the best asset class for investors in the equity market was in the small cap value universe.

During the period, the Fund outpaced both its benchmark and its peer group. We believe the Fund's positive performance is attributed to its broadly diversified portfolio and management's philosophy of selecting only the most attractive stocks in each industry, thereby reducing overall risk. Also contributing to Fund performance were holdings in the home building and financial sectors.

CURRENT STRATEGY & OUTLOOK
The Fund will continue to buy companies that have disappointed investors over an extended period of time, yet are beginning to show signs of recovery. We believe inexpensive, under-performing stocks tend to become oversold and we look for such companies as they start to rebound as evidenced by increasing earnings, rising analyst expectations and insider purchases of company stock.

We believe the Fund is appropriately positioned and we will continue with the same investment processes that worked effectively during the last year. A recent rebalancing of the benchmark will lead us to increase exposure to the technology sector and decrease exposure to the consumer goods sector. Overall, we believe the small cap universe of stocks offers many opportunities and our goal continues to be to capitalize on these opportunities for shareholders.

14    1.800.433.6884

[GRAPHIC OMITTED]

HIGHMARK SMALL CAP VALUE FUND
INVESTMENT OBJECTIVE
THE HIGHMARK SMALL CAP VALUE FUND SEEKS TO PROVIDE LONG TERM CAPITAL APPRECIATION THROUGH INVESTMENTS IN EQUITY SECURITIES.

[PHOTO OF JOSEF LAKONISHOK OMITTED]

TEAM LEADER
JOSEF LAKONISHOK
LSV ASSET MANAGEMENT

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HIGHMARK SMALL CAP VALUE FUND VERSUS THE FRANK RUSSELL 2000 VALUE INDEX AND THE MORNINGSTAR SMALL VALUE CATEGORY.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC AS FOLLOWS:

          HighMark    HighMark    HighMark    HighMark
          Small Cap   Small Cap   Small Cap   Small Cap    Frank     Morningstar
         Value Fund  Value Fund  Value Fund  Value Fund   Russell       Small
          Fiduciary    Class A     Class B     Class C      2000        Value
Date       Shares      Shares      Shares      Shares+  Value Index   Category
9/30/98   $10,000     $ 9,450     $10,000     $10,000     $10,000     $10,000
7/99       12,479      11,778      12,398      12,479      11,208      11,868
7/00       14,529      13,670      14,336      14,488      11,752      12,579
7/01       14,122      13,246      13,804      13,950      14,544      15,588
7/02       14,136      13,225      13,395      13,840      13,743      14,581

-----------------------------------------------------------------------
                                           ANNUALIZED     ANNUALIZED
                               ONE YEAR      3 YEAR         SINCE
                                RETURN       RETURN       INCEPTION
-----------------------------------------------------------------------
  Fiduciary Shares               0.10%        4.24%          9.53%
-----------------------------------------------------------------------
  Class A Shares                -0.16%        3.93%          9.21%
-----------------------------------------------------------------------
  Class A Shares with load*     -5.62%        1.99%          7.63%
-----------------------------------------------------------------------
  Class B Shares                -0.79%        3.37%          8.61%
-----------------------------------------------------------------------
  Class B Shares with load**    -5.49%        2.54%          7.99%
-----------------------------------------------------------------------
  Class C Shares                -0.79%        3.51%+         3.81%
-----------------------------------------------------------------------
  Class C Shares with load***   -1.73%        3.51%+         3.81%
-----------------------------------------------------------------------

  + The performance presented links the performance of Fiduciary Shares from its inception September 17, 1998 with the performance of Class C Shares on November 30, 1999. Fiduciary Shares performance has been adjusted for the maximum sales charge applicable to Class C Shares but does not reflect the higher Rule 12b-1 fees and expenses applicable to this Class. With these adjustments, performance would be lower than that shown.
  * Reflects 5.50% sales charge.
 ** Reflects maximum CDSC of 5.00%.
*** Reflects maximum CDSC of 1.00%.
    Past performance is not predictive of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                                     WWW.HIGHMARKFUNDS.COM    15

[HIGHMARK LOGO FUNDS OMITTED] [GRAPHIC OMITTED]

INTERNATIONAL EQUITY
FUND

TOP TEN HOLDINGS*

COMPANY                        % OF
                             PORTFOLIO
VODAFONE GROUP                  3.2
TOTALFINAELF                    3.2
ROYAL BANK OF SCOTLAND GROUP    3.0
NOVARTIS                        3.0
BP                              2.9
SHELL TRANSPORT & TRADING       2.9
AVENTIS                         2.4
NESTLE                          2.2
GLAXOSMITHKLINE                 2.0
ENI-ENTE NAZIONALE IDROCARBURI  1.9


                   TOP
             FIVE COUNTRIES

COUNTRY                    % OF
                         PORTFOLIO
UNITED KINGDOM             21.1
JAPAN                      19.6
FRANCE                     13.6
SWITZERLAND                 9.0
NETHERLANDS                 4.7


*EXCLUDES SHORT-TERM FIXED INCOME SECURITIES.


PERFORMANCE
For the year ended July 31, 2002, the HighMark International Equity Fund returned -16.11% (Fiduciary Shares). In comparison, during the same period the unmanaged Morgan Stanley Capital International EAFE Index, a benchmark made up of companies in 21 nations, returned -16.92% and the Morningstar Foreign Stock Category returned -16.23%.

FACTORS AFFECTING PERFORMANCE
Uncertainty dominated global equity markets during the year. Increased investor pessimism caused by corporate accounting scandals, renewed fears of terrorist activities, lackluster corporate profits and concerns about the pace of global economic activity resulted in weak equity markets. Despite the lackluster performance of equities globally, international markets outpaced the U.S. The dollar lost ground to both the Euro and the Yen during the year. This partially shielded dollar-based global investors from the global downturn, and resulted in sizable currency gains for the Fund.

During the year, European markets were weak. The Fund's performance benefited from its relative underweight in the technology, media and telecommunications
(TMT) sector as heavy debt burdens, increased competitive pressures, credit downgrades and lowered profit expectations combined to cause falling prices. The Fund also benefited from an overweight in the financial sector, as low interest rates, benign inflation, solid earnings and respectable loan books resulted in strong relative performance for financials.

In contrast to Europe, the Japanese market held up well and the Fund's underweight in Japan detracted from performance. Though the possibility of an all-out financial collapse in this country has receded, and growth has been surprisingly robust, the Japanese government has done little to address the economy's underlying structural problems. We believe the financial burden and lack of plausible reforms could lead to an extended recessionary period in Japan. Nevertheless, valuations in many areas appear attractive and our weighting in Japan has increased over the year.

CURRENT STRATEGY & OUTLOOK
The coming months will be challenging. Two straight years of declining share prices, on-going economic uncertainty, and a series of corporate scandals have severely undermined investor confidence in global markets. Yet, amidst the negative sentiment, we believe the current market presents investment opportunities. The ability to pick the right stocks will be critical in taking advantage of these opportunities.

We continue to seek out stocks of companies with strong business models and sustainable returns. Our investment approach of focusing on fundamental research to pick what we believe to be only the best securities will be critical in navigating the challenging times ahead.

16    1.800.433.6884

[GRAPHIC OMITTED]

HIGHMARK INTERNATIONAL EQUITY FUND
INVESTMENT OBJECTIVE
THE HIGHMARK INTERNATIONAL EQUITY FUND SEEKS TO PROVIDE LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF EQUITY SECURITIES OF NON-U.S. ISSUERS.

[PHOTO OF ALEX TEDDER OMITTED]

TEAM LEADER
ALEX TEDDER
DEUTSCHE ASSET MANAGEMENT
INVESTMENT SERVICES, LTD.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HIGHMARK INTERNATIONAL EQUITY FUND VERSUS THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX AND THE MORNINGSTAR FOREIGN STOCK CATEGORY.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC AS FOLLOWS:

         HighMark       HighMark       HighMark       HighMark        Morgan
       International  International  International  International     Stanley     Morningstar
        Equity Fund    Equity Fund    Equity Fund    Equity Fund      Capital      Foreign
         Fiduciary       Class A        Class B        Class C     International    Stock
Date      Shares         Shares+        Shares+        Shares+       EAFE Index    Category
2/28/95  $10,000        $ 9,450        $10,000        $10,000         $10,000      $10,000
7/95      11,143         10,530         11,143         11,143          11,368       11,346
7/96      11,650         11,009         11,650         11,650          11,770       12,046
7/97      12,585         11,893         12,585         12,585          13,902       14,980
7/98      12,482         11,795         12,482         12,482          14,663       16,089
7/99      13,218         12,491         13,218         13,218          16,085       17,268
7/00      14,700         13,858         14,615         14,614          17,534       20,637
7/01      10,853         10,190         10,699         10,698          13,728       15,663
7/02       9,105          8,525          8,900          8,899          11,405       13,121

                                             ANNUALIZED      ANNUALIZED     ANNUALIZED
                              ONE YEAR         3 YEAR          5 YEAR          SINCE
                               RETURN          RETURN          RETURN        INCEPTION
----------------------------------------------------------------------------------------
  Fiduciary Shares             -16.11%        -11.68%          -6.27%         -1.38%
----------------------------------------------------------------------------------------
  Class A Shares               -16.34%        -11.96%+         -6.44%+       -16.92%
----------------------------------------------------------------------------------------
  Class A Shares with load*    -20.94%        -13.60%+         -7.50%+       -18.67%
----------------------------------------------------------------------------------------
  Class B Shares               -16.81%        -12.35%+         -6.70%+       -17.34%
----------------------------------------------------------------------------------------
  Class B Shares with load**   -20.97%        -13.17%+         -7.03%+       -18.20%
----------------------------------------------------------------------------------------
  Class C Shares               -16.81%        -12.36%+         -6.70%+       -17.35%
----------------------------------------------------------------------------------------
  Class C Shares with load***  -17.65%        -12.36%+         -6.70%+       -17.35%
----------------------------------------------------------------------------------------

  + The performance presented links the performance of Fiduciary Shares from its inception on February 1, 1995 with the performance of Class A Shares, Class B Shares or Class C Shares on November 30, 1999. Fiduciary Share performance has been adjusted for the maximum sales charge applicable to Class A, Class B or Class C Shares, but does not reflect the higher Rule 12b-1 fees and expenses applicable to these Classes. With those adjustments, performance would be lower than that shown.
  * Reflects 5.50% sales charge.
 ** Reflects maximum CDSC of 5.00%.
*** Reflects maximum CDSC of 1.00%.
    Past performance is not predictive of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance presented from February 1, 1995 (commencement of operations of Fiduciary Shares) to April 25, 1997 reflects the performance of the Stepstone International Equity Fund.

                                                     WWW.HIGHMARKFUNDS.COM    17

[HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]


CALIFORNIA
INTERMEDIATE
TAX-FREE BOND FUND

TOP TEN HOLDINGS

HOLDING                              % OF
                                  PORTFOLIO

CONTRA COSTA,
  TRANSPORTATION AUTHORITY,
  SALES TAX, SER A
  6.000%, 03/01/06                   2.0
LOS ANGELES COUNTY,
  PUBLIC WORKS FINANCING
  AUTHORITY, REGIONAL PARK
  & OPEN SPACE DISTRICT,
  SER A
  5.500%, 10/01/08                   1.7
LOS ANGELES, DEPARTMENT
  OF WATER & POWER, SER A-A-1
  5.250%, 07/01/11                   1.6
ORANGE COUNTY,
  LOCAL TRANSPORTATION
  AUTHORITY, MEASURE M,
  SECOND SENIOR, SER A
  5.500%, 02/15/08                   1.6
LOS ANGELES, DEPARTMENT
  OF AIRPORTS, SER B
  6.500%, 05/15/04                   1.6
SAN DIEGO COUNTY,
  REGIONAL TRANSPORTATION
  COMMISSION, SECOND
  SENIOR, SER A
  6.000%, 04/01/06                   1.5
SAN FRANCISCO,
  BAY AREA RAPID TRANSIT
  5.500%, 07/01/05                   1.5
SAN DIEGO,
  PUBLIC FACILITIES
  FINANCING AUTHORITY
  6.000%, 05/15/06                   1.4
SAN DIEGO COUNTY,
  WATER AUTHORITY, SER A
  5.000%, 05/01/04                   1.2
CONTRA COSTA,
  WATER DISTRICT
  AUTHORITY, SER G
  5.700%, 10/01/06                   1.2


TOP FIVE SECTORS

SECTOR                      % OF
                          PORTFOLIO
REVENUE BONDS               58.1
GOVERNMENT OBLIGATIONS      19.4
PARTICIPATION NOTES         13.4
TAX ALLOCATION NOTES         7.0
PREREFUNDED                  1.8


PERFORMANCE
For the year ended July 31, 2002, the HighMark California Intermediate Tax-Free Bond Fund returned 5.89% (Fiduciary Shares). In comparison, the unmanaged Lehman Brothers 7-Year Municipal Bond Index returned 7.13% and the Morningstar Municipal California Intermediate Category returned 5.76%.

FACTORS AFFECTING PERFORMANCE
The Fund's emphasis on bonds with maturities from three to fifteen years contributed to performance as intermediate term bonds were among the best performing bonds during the year. In the second half of 2001, the Federal Reserve Board lowered the federal funds rate by 200 basis points from 3.75% to 1.75%, where they remain today. Bonds benefited from this continued low rate environment. California municipal issues though, in general, underperformed the broad Lehman Municipal Bond Index.

Issuance volume and refunding activity during the year were heavy due to the decline in interest rates. The percentage of bonds containing some type of credit support, such as private insurance, increased during the year. This was a change from a previous trend showing a decline in the use of insurance, and likely indicates investor concerns about the overall credit quality of issuers.

CURRENT STRATEGY & OUTLOOK
The economy has obviously been slowing and, though many municipal entities have fortified their balance sheets over the last few years, a rise in credit quality seems unlikely. California is struggling with fiscal difficulties stemming from lower revenues caused by continued weakness in the stock market. We look forward to these difficulties being resolved as the economy begins to recover.

During the second half of 2001, we began to position the Fund more defensively by purchasing bonds with higher coupons. We will continue to look for opportunities to add yield, while seeking to protect shareholders from the interest rate increases we believe to be likely within the next year.


18    1.800.433.6884

[GRAPHIC OMITTED]

HIGHMARK CALIFORNIA INTERMEDIATE
TAX-FREE BOND FUND

INVESTMENT OBJECTIVE

THE HIGHMARK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND SEEKS TO PROVIDE HIGH CURRENT INCOME THAT IS EXEMPT FROM FEDERAL AND STATE OF CALIFORNIA INCOME TAXES.


[PHOTO OF ROBERT BIGELOW OMITTED]

TEAM LEADER
ROBERT BIGELOW
HIGHMARK CAPITAL MANAGEMENT, INC.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HIGHMARK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND VERSUS THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX AND THE MORNINGSTAR MUNICIPAL CALIFORNIA INTERMEDIATE CATEGORY.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC AS FOLLOWS:

         HighMark       HighMark       HighMark
        California     California     California      Lehman
       Intermediate   Intermediate   Intermediate    Brothers     Morningstar
         Tax-Free       Tax-Free       Tax-Free       7-Year       Municipal
         Bond Fund      Bond Fund      Bond Fund     Municipal    California
         Fiduciary       Class A        Class B        Bond      Intermediate
Date      Shares         Shares         Shares+        Index       Category
10/31/93 $10,000        $ 9,675        $10,000        $10,000      $10,000
7/94       9,702          9,377          9,702          9,953        9,881
7/95      10,407         10,060         10,407         10,760       10,493
7/96      11,102         10,721         11,102         11,307       11,159
7/97      12,079         11,667         12,079         12,284       12,129
7/98      12,652         12,210         12,652         12,930       12,701
7/99      13,100         12,644         13,100         13,355       13,027
7/00      13,713         13,237         13,615         13,968       13,615
7/01      14,799         14,276         14,550         15,252       14,696
7/02      15,671         15,119         15,255         16,339       15,542

-------------------------------------------------------------------------------------------
                                            ANNUALIZED        ANNUALIZED       ANNUALIZED
                              ONE YEAR        3 YEAR            5 YEAR            SINCE
                               RETURN         RETURN            RETURN          INCEPTION
-------------------------------------------------------------------------------------------
  Fiduciary Shares              5.89%          6.16%             5.35%            5.14%
-------------------------------------------------------------------------------------------
  Class A Shares                5.91%          6.14%             5.32%            5.10%
-------------------------------------------------------------------------------------------
  Class A Shares with load*     2.43%          4.99%             4.62%            4.70%
-------------------------------------------------------------------------------------------
  Class B Shares                4.84%          5.21%+            4.78%+           5.77%
-------------------------------------------------------------------------------------------
  Class B Shares with load**   -0.16%          4.29%+            4.45%+           4.74%
-------------------------------------------------------------------------------------------

 + The performance presented links the performance of Fiduciary Shares from its inception on October 15, 1993 with the performance of Class B Shares on November 30, 1999. Fiduciary Share performance has been adjusted for the maximum sales charge applicable to Class B, but does not reflect the higher Rule 12b-1 fees and expenses applicable to this Class. With those adjustments, performance would be lower than that shown.
 * Reflects 3.25% sales charge.
** Reflects maximum CDSC of 5.00%.s
   Past performance is not predictive of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance presented from October 15, 1993 (commencement of operations of Fiduciary and Class A Shares) to April 25, 1997 reflects the performance of the Stepstone California Intermediate Tax-Free Bond Fund.

                                                     WWW.HIGHMARKFUNDS.COM    19

[HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]

BOND FUND

          TOP TEN HOLDINGS*

   HOLDING                         % OF
                                 PORTFOLIO
U.S. TREASURY BONDS
  7.250%, 05/15/16                 3.6
U.S. TREASURY BONDS
  8.125%, 08/15/19                 3.0
FNMA
  6.000%, 12/01/28                 2.5
KOREA DEVELOPMENT BANK
  7.125%, 04/22/04                 2.2
FNMA
  7.000%, 12/01/10                 2.0
FNMA
  7.125%, 02/15/05                 2.0
GNM
  6.500%, 05/15/29                 1.9
FHLMC
  6.000%, 10/01/09                 1.9
FNMA
  6.500%, 01/01/29                 1.7
FNMA
  6.500%, 05/01/30                 1.7


TOP FIVE SECTORS

SECTOR                        % OF
                            PORTFOLIO
CORPORATE OBLIGATIONS         47.4
MORTGAGE BACKED SECURITIES    33.9
U.S. TREASURY/AGENCIES        13.2
ASSET BACKED SECURITIES        4.6
CASH/SHORT TERM                0.9


*EXCLUDES SHORT-TERM FIXED INCOME SECURITIES.


PERFORMANCE
For the year ended July 31, 2002, the HighMark Bond Fund returned 4.09% (Fiduciary Shares). In comparison, the unmanaged Lehman Brothers U.S. Aggregate Bond Index returned 7.54% and the Morningstar Intermediate-Term Bond Category returned 4.66%.

FACTORS AFFECTING PERFORMANCE
Bond investors were forced to contend with an unprecedented combination of accounting fraud, SEC investigations, slumping equity markets and an overwhelming number of credit downgrades. In this environment, higher rated bonds outperformed lower rated bonds, and U.S. Treasuries proved to be the best performing asset class. In pursuing its objective, the Fund generally owns a greater percentage of corporate bonds, and a lower percentage of Treasuries, than does the benchmark. The underperformance of corporate bonds relative to Treasuries during the year resulted in the Fund underperforming the benchmark.

The Fund's average credit quality during the year was AA-, and the Fund maintained a slightly shorter duration than the benchmark. In addition to credit quality and duration, other factors such as earnings announcements and investor pessimism were also influential in driving prices. The bond market performed in unison with equity markets during much of the year. In contrast to equities, however, bonds did provide positive returns for investors.

Performance in the bond market during the past year was highly dependent on bond selection. The Fund owns bonds of issuers we believe to be strong companies, and that we expect to perform well in a strong economy. However, during the past year the Fund's performance was negatively impacted by the market's reaction to, and in some cases overreaction to, the slightest hint of negative news concerning issuers.

CURRENT STRATEGY & OUTLOOK
During the second half of 2001, the Federal Reserve Board reduced short-term rates from 3.75% to 1.75%. Many anticipated Fed tightening by the end of 2002. Instead, rates were left unchanged and now the chance of a rate increase before year-end appears slim. In fact, we may see even further rate cuts if the economy does not start to show signs of recovery.

Corporate bond performance in the immediate future will be highly vulnerable to revelations of further accounting irregularities. With heightened scrutiny by investors, auditors, the SEC and the media such revelations remain a possibility. Ultimately, the demand for greater clarity and accuracy in financial reporting, as well as the newfound respect for stronger financial statements, should result in higher valuations for corporate securities. We believe the Fund is positioned to take advantage of such a turnaround.

20    1.800.433.6884

[GRAPHIC OMITTED]

HIGHMARK BOND FUND
INVESTMENT OBJECTIVE

THE HIGHMARK BOND FUND SEEKS TOTAL RETURN THROUGH INVESTMENTS IN FIXED-INCOME SECURITIES.

[PHOTO OF JACK MONTGOMERY OMITTED]

TEAM LEADER
JACK MONTGOMERY
HIGHMARK CAPITAL MANAGEMENT, INC.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HIGHMARK BOND FUND VERSUS THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX AND THE MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC AS FOLLOWS:

                                                   Lehman       Morningstar
          HighMark    HighMark      HighMark       Brothers    Intermediate-
         Bond Fund   Bond Fund     Bond Fund         U.S.          Term
         Fiduciary    Class A       Class B       Aggregate        Bond
Date       Shares      Shares+       Shares+      Bond Index     Category
7/31/92   $10,000     $ 9,675       $10,000        $10,000       $10,000
7/93       11,006      10,648        11,006         11,018        11,020
7/94       10,660      10,243        10,660         11,028        10,953
7/95       11,666      11,194        11,666         12,143        11,972
7/96       12,227      11,748        12,227         12,814        12,576
7/97       13,522      13,003        13,522         14,196        13,915
7/98       14,524      13,974        14,524         15,312        14,873
7/99       14,756      14,187        14,756         15,691        15,100
7/00       15,473      14,882        15,473         16,626        15,775
7/01       17,443      16,779        17,325         18,736        17,602
7/02       18,156      17,455        17,850         20,149        18,422

----------------------------------------------------------------------------------------------------------
                                        ANNUALIZED        ANNUALIZED         ANNUALIZED        ANNUALIZED
                              ONE YEAR    3 YEAR            5 YEAR             10 YEAR            SINCE
                               RETURN     RETURN            RETURN             RETURN           INCEPTION
----------------------------------------------------------------------------------------------------------
  Fiduciary Shares              4.09%      7.16%              6.07%             6.15%             8.55%
----------------------------------------------------------------------------------------------------------
  Class A Shares                4.03%      7.16%              6.07%             6.08%+            6.82%
----------------------------------------------------------------------------------------------------------
  Class A Shares with load*     0.67%      5.97%              5.36%             5.73%+            6.39%
----------------------------------------------------------------------------------------------------------
  Class B Shares                3.03%      6.55%+             5.71%+            5.96%+            6.22%
----------------------------------------------------------------------------------------------------------
  Class B Shares with load**   -1.87%      5.66%+             5.39%+            5.96%+            3.89%
----------------------------------------------------------------------------------------------------------

 + The performance presented links the performance of Fiduciary Shares from its inception on February 15, 1984 with the performance of Class A Shares on June 20, 1994 or Class B Shares on November 30, 2000. Fiduciary Share performance has been adjusted for the maximum sales charge applicable to Class A or Class B Shares, but does not reflect the higher Rule 12b-1 fees and expenses applicable to these Classes. With those adjustments, performance would be lower than that shown.
 * Reflects 3.25% sales charge.
** Reflects maximum CDSC of 5.00%.
   Past performance is not predictive of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                                     WWW.HIGHMARKFUNDS.COM    21

[HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]

MONEY MARKET FUNDS

HIGHMARK TAXABLE MONEY MARKET FUNDS*
PERFORMANCE
The HighMark Taxable Money Market Funds (Fiduciary Shares) produced the following one-month effective yields as of July 31, 2002: 100% U.S. Treasury Money Market Fund, 1.30%; U.S. Government Money Market Fund, 1.33%; and Diversified Money Market Fund, 1.45%**.

FACTORS AFFECTING PERFORMANCE
Prior to the September 11th terrorist attacks on U.S. soil, there were signs the domestic economy was on the mend. The Federal Reserve had begun to slow the pace of monetary easing, reducing short-term rates by only 0.25%, to 3.50%, following its August 21, 2001 meeting. After the attacks, the markets experienced a trading halt and policymakers flooded the system with excess liquidity. On September 17th, 2001 the stock market resumed trading, preceded by an early morning rate cut of 0.50%. Thereafter, the Fed cut rates three additional times, taking the target federal funds rate down to its current 1.75% level on December 11, 2001.

The aggressive monetary policy response, fiscal stimulus from Washington and price cuts by retailers sparked strong economic results in the 4th quarter of 2001. However, as we entered the New Year, growth slowed. Market participants remained optimistic that the economy would rebound around mid-year and the yield curve began shifting upward in anticipation. This scenario did not materialize as job growth remained anemic, corporate capital expenditures stalled and substantial declines in the major equity market indices shook consumer confidence. Moreover, in the 2nd quarter 2002 investors were barraged with a series of corporate governance scandals, insider trading and fraud investigations and bankruptcy filings that placed the integrity of U.S. financial reporting in question.

CURRENT STRATEGY AND OUTLOOK
Recent events are likely to ensure that short-term market rates remain low at least through the end of the current year. We continue to focus on maintaining the average lives of the three taxable money funds neutral to, or modestly longer than, their respective peer groups using market setbacks as buying opportunities.

HIGHMARK CALIFORNIA TAX-FREE MONEY MARKET FUND*
PERFORMANCE
The Fund's one-month effective yield as of July 31, 2002 (Fiduciary Shares)*** was 0.93%. Using a combined federal and California state income tax rate of 37.21%, the one-month effective yield is equivalent to a 1.48% taxable yield.

FACTORS AFFECTING PERFORMANCE
The Federal Reserve Board reduced short-term interest rates from 3.75% to 1.75% during the first half of the year and left rates unchanged during the second half of the year. During the last six months, the Fed changed its forecast bias of the economy from weak to neutral. Municipal note yields declined during the year to 1.46% as of July 31, 2002. The softened U.S. economy, along with the poor and volatile performance of the stock market, have driven investors to the safety of fixed income investments. The State of California finances remain under pressure because business investment and personal income did not increase as expected.

CURRENT STRATEGY AND OUTLOOK
As of July 31, 2002, the Fund's weighted average maturity was extended to take advantage of the yields available on recently issued municipal notes. We expect the Fed to keep rates unchanged for the rest of the year, and the Fund will continue looking for opportunities to extend its weighted average maturity with an emphasis on high-quality securities that provide attractive current income.

   * An investment in the HighMark Money Market Funds is neither insured nor guaranteed by the U.S. government. Although these Funds seek to maintain a stable net asset value of $1.00, there can be no assurance that they will be able to do so. Some or all of the income you receive for the California Tax-Free Money Market Fund may be subject to certain state and local taxes, and in some cases, to the federal alternative minimum tax.
  ** For the Class A Shares of the HighMark 100% U.S. Treasury, U.S. Government and Diversified Money Market Funds, the one-month effective yield as of July 31, 2002 was 1.05%, 1.07% and 1.20%, respectively. The one-month effective yield for the U.S. Government Money Market Fund's Class B Shares was 0.32% for the same period. For the Class S Shares of the HighMark 100% U.S. Treasury, U.S. Government and Diversified Money Market Funds, the one-month effective yield as of July 31, 2002 was 0.75%, 0.77% and 0.90%, respectively.
 *** The one-month effective yield as of July 31, 2002 for the California
     Tax-Free Money Market Fund's Class A Shares and Class S Shares was 0.68% and 0.38% respectively.

22    1.800.433.6884

[GRAPHIC OMITTED]

STATEMENT OF NET ASSETS
JULY 31, 2002

GROWTH FUND

-----------------------------------------------------------
Description                            Shares   Value (000)
-----------------------------------------------------------

-----------------------------------------------------------
   COMMON STOCK - 91.5%
-----------------------------------------------------------
   BANKS - 6.3%
     Bank of America                   75,950     $  5,051
     Citigroup                         66,250        2,222
     Wells Fargo                       80,300        4,084
                                                  --------
                                                    11,357
                                                  --------

   CONSUMER DISCRETION - 14.5%
     Autozone*                         26,550        1,958
     Blockbuster, Cl A                 75,800        1,751
     Harley-Davidson                   60,850        2,882
     Home Depot                        60,050        1,854
     Kohl's* (A)                       52,200        3,445
     Lowe's                           111,500        4,220
     Staples*                          61,350        1,024
     Target                           101,400        3,382
     Viacom, Cl B*                     58,800        2,289
     Wendy's International             91,000        3,348
                                                  --------
                                                    26,153
                                                  --------

   CONSUMER STAPLES - 10.3%
     Anheuser-Busch                    43,350        2,241
     Coca-Cola                         38,150        1,905
     Gillette                          42,450        1,396
     Kraft Foods, Cl A (A)             91,050        3,369
     Philip Morris                    161,600        7,442
     Procter & Gamble                  23,900        2,127
                                                  --------
                                                    18,480
                                                  --------

   ENERGY - 3.5%
     Anadarko Petroleum                29,650        1,290
     Cooper Cameron*                   73,050        3,140
     Smith International*              56,900        1,799
                                                  --------
                                                     6,229
                                                  --------

   FINANCIALS - 12.0%
     Charles Schwab                   170,480        1,526
     Fannie Mae                        64,700        4,845
     Freddie Mac                       77,700        4,813
     Goldman Sachs Group (A)           73,350        5,366
     Hartford Financial Services Group 49,800        2,520
     Prudential Financial* (A)         77,300        2,550
                                                  --------
                                                    21,620
                                                  --------

   HEALTH CARE - 19.6%
     Amgen*                            29,300        1,337
     Forest Laboratories*              60,000        4,648
     Health Management
       Associates, Cl A*              268,650        5,435
     Johnson & Johnson                 74,200        3,933
     Medtronic                        125,500        5,070


-----------------------------------------------------------
Description                   Shares/Par (000)  Value (000)
-----------------------------------------------------------

-----------------------------------------------------------
   COMMON STOCK - (CONTINUED)
-----------------------------------------------------------

   HEALTH CARE - (CONTINUED)
     Pfizer                           232,347     $  7,517
     Pharmacia                         75,800        3,391
     Wyeth                            100,400        4,006
                                                  --------
                                                    35,337
                                                  --------

   INDUSTRIALS - 5.0%
     Danaher (A)                       18,000        1,117
     Lockheed Martin                  107,150        6,869
     Manpower                          25,000          942
                                                  --------
                                                     8,928
                                                  --------

   INFORMATION TECHNOLOGY - 18.2%
     Accenture, Cl A*                 172,550        2,847
     Analog Devices*                   78,900        1,902
     Applied Materials*               232,000        3,450
     BEA Systems*                     105,050          583
     Cisco Systems*                   416,100        5,488
     Dell Computer*                    88,250        2,200
     EMC*                             311,780        2,338
     First Data                        52,400        1,832
     Microchip Technology*            111,350        2,452
     Microsoft*                       143,600        6,890
     Oracle*                          171,450        1,716
     SAP, ADR (A)                      52,850          988
                                                  --------
                                                    32,686
                                                  --------

   MATERIALS - 2.1%
     Air Products & Chemicals          48,900        2,164
     Praxair                           32,250        1,686
                                                  --------
                                                     3,850
                                                  --------

     TOTAL COMMON STOCK
       (Cost $182,558)                             164,640
                                                  --------

----------------------------------------------------------
   CORPORATE OBLIGATION - 1.4%
----------------------------------------------------------
     Bear Stearns, MTN (B) (C)
       1.973%, 02/03/03               $ 2,500        2,500
                                                  --------

     TOTAL CORPORATE OBLIGATION
       (Cost $2,500)                                 2,500
                                                  --------
----------------------------------------------------------
   COMMERCIAL PAPER - 2.7%
----------------------------------------------------------
     Kaiser Foundation Hospital (B)
       1.900%, 08/01/02                 5,000        5,000
                                                  --------

     TOTAL COMMERCIAL PAPER
       (Cost $5,000)                                 5,000
                                                  --------

The accompanying notes are an integral part of the financial statements.

                                                     WWW.HIGHMARKFUNDS.COM    23

[HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]

STATEMENT OF NET ASSETS

JULY 31, 2002

GROWTH FUND (CONCLUDED)

--------------------------------------------------------------------------------
Description                                              Par (000)   Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS - 20.9%
--------------------------------------------------------------------------------
     Bank of America
       1.880%, dated 07/31/02, matures  08/01/02,
       repurchase price $7,187,772
       (collateralized by various corporate
       obligations, par value $7,324,315,
       5.500%-7.220%, 01/28/25-12/14/32,
       total market value  $7,331,145) (B)                 $ 7,187    $   7,187
     Deutsche Bank Securities, Inc.
       1.750%, dated 07/31/02, matures
       08/01/02, repurchase price $30,356,636
       (collateralized by various U.S. Treasury
       obligations, par value $73,435,865,
       0.000%, 08/15/16-08/15/19, total
       market value $30,962,264)                            30,355       30,355
                                                                       --------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $37,542)                                                    37,542
                                                                       --------
   TOTAL INVESTMENTS - 116.5%
     (Cost $227,600)                                                    209,682
                                                                       --------
     PAYABLE UPON RETURN OF SECURITIES LOANED - (8.1)%                  (14,687)
     INVESTMENT SECURITIES PURCHASED - (9.6)%                           (17,297)
     OTHER ASSETS AND LIABILITIES - 1.2%                                  2,237
                                                                       --------
   OTHER ASSETS AND LIABILITIES, NET - (16.5)%                          (29,747)
                                                                       --------

--------------------------------------------------------------------------------
   NET ASSETS:
--------------------------------------------------------------------------------
     Paid-in-Capital of Fiduciary Shares
       (unlimited authorized - no par value)
       based on 23,981,761 outstanding shares
       of beneficial interest                                           295,688
     Paid-in-Capital of Class A Shares
       (unlimited authorized - no par value)
       based on 1,888,844 outstanding shares
       of beneficial interest                                            38,383
     Paid-in-Capital of Class B Shares
       (unlimited authorized - no par value)
       based on 1,654,912 outstanding shares
       of beneficial interest                                            28,537
     Paid-in-Capital of Class C Shares
       (unlimited authorized - no par value)
       based on 117,936 outstanding shares
       of beneficial interest                                             1,752
     Accumulated net realized loss on investments                      (166,507)
     Net unrealized depreciation on investments                         (17,918)
                                                                       --------
   TOTAL NET ASSETS - 100.0%                                           $179,935
                                                                       ========


--------------------------------------------------------------
Description                                          Value
--------------------------------------------------------------

--------------------------------------------------------------
   NET ASSETS: (CONTINUED)
--------------------------------------------------------------
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - FIDUCIARY SHARES                 $6.53
                                                     ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - CLASS A SHARES                   $6.47
                                                     ========
   MAXIMUM OFFERING PRICE PER SHARE -
    CLASS A SHARES ($6.47 [DIVIDE] 94.5%)               $6.85
                                                     ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - CLASS B SHARES (D)               $6.24
                                                     ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - CLASS C SHARES (D)               $6.24
                                                     ========

--------------------------------------------------------------------------------
* NON-INCOME PRODUCING SECURITIES
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JULY 31, 2002 (SEE NOTE 6). THE TOTAL VALUE OF SECURITIES ON LOAN AT JULY 31, 2002 WAS $14,297,589.
(B) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES
    LENDING.
(C) FLOATING RATE SECURITY.
(D) CLASS B AND CLASS C HAVE CONTINGENT DEFERRED SALES CHARGES. FOR A DESCRIPTION OF POSSIBLE REDEMPTION CHARGES, SEE THE NOTES TO THE FINANCIAL STATEMENTS.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
MTN -- MEDIUM TERM NOTE


The accompanying notes are an integral part of the financial statements.

24    1.800.433.6884

[GRAPHIC OMITTED]

STATEMENT OF NET ASSETS
JULY 31, 2002

VALUE MOMENTUM FUND

--------------------------------------------------------------------------------
Description                                    Shares   Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   COMMON STOCK - 97.5%
--------------------------------------------------------------------------------
   BANKS - 9.0%
     Bank of America                          120,547     $  8,016
     Citigroup                                335,800       11,263
     JP Morgan Chase                          272,070        6,791
     Washington Mutual                        247,705        9,267
                                                          --------
                                                            35,337
                                                          --------

   CONSUMER DISCRETION - 9.7%
     Federated Department Stores*             170,000        6,394
     Hasbro                                   234,200        2,869
     Leggett & Platt                          237,000        5,330
     Lowe's                                    32,800        1,241
     McGraw-Hill #                            113,600        7,106
     Target                                   381,600       12,726
     TRW                                       39,500        2,131
                                                          --------
                                                            37,797
                                                          --------

   CONSUMER STAPLES - 6.1%
     Kimberly-Clark                           123,500        7,540
     Kroger*                                   79,400        1,547
     Nestle, ADR                               39,500        2,122
     Philip Morris                            184,900        8,515
     Universal                                123,100        4,306
                                                          --------
                                                            24,030
                                                          --------

   ENERGY - 7.4%
     ChevronTexaco                             79,400        5,955
     Conoco                                   155,476        3,750
     Exxon Mobil                              332,728       12,231
     Halliburton                              140,400        1,853
     Ocean Energy                              56,900        1,132
     Royal Dutch Petroleum, ADR                39,500        1,805
     Suncor Energy (A)                        133,300        2,208
                                                          --------
                                                            28,934
                                                          --------

   FINANCIALS - 13.0%
     Allstate                                 104,752        3,982
     AMB Property                             204,500        6,043
     Bear Stearns (A)                          80,000        4,818
     BRE Properties, Cl A (A)                 118,662        3,797
     Equity Office Properties Trust            75,900        2,002
     Fannie Mae                                70,200        5,257
     Goldman Sachs Group (A)                   17,800        1,302
     Kimco Realty                             106,250        3,415
     Marsh & McLennan                         217,400       10,413
     Morgan Stanley                           210,000        8,474
     Providian Financial                       39,500          198
     Waddell & Reed Financial, Cl A            71,471        1,282
                                                          --------
                                                            50,983
                                                          --------


--------------------------------------------------------------------------------
Description                                    Shares   Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   COMMON STOCK - (CONTINUED)
--------------------------------------------------------------------------------
   HEALTH CARE - 10.2%
     Amgen*                                   128,400     $  5,860
     Applied Biosystems Group - Applera       107,400        2,004
     Baxter International                     279,600       11,159
     Merck                                    147,000        7,291
     Pharmacia                                 58,100        2,600
     Tenet Healthcare* #                      145,000        6,909
     Wyeth                                    102,500        4,090
                                                          --------
                                                            39,913
                                                          --------

   INDUSTRIALS - 17.8%
     American Power Conversion*               159,000        1,741
     Avery Dennison                           157,600        9,804
     Burlington Northern Santa Fe              50,000        1,471
     Cendant*                                 374,779        5,179
     Certegy*                                  59,300        1,940
     Equifax                                  162,900        3,453
     Florida East Coast Industries, Cl A (A)  118,300        2,728
     Gatx (A)                                 120,000        3,037
     General Electric                         381,200       12,275
     HON Industries                           130,000        3,509
     Manpower (A)                             110,000        4,143
     Masco                                    190,600        4,612
     Parker Hannifin                          198,500        7,992
     Tyco International                       100,000        1,280
     United Technologies                       65,390        4,545
     Wallace Computer Services                 98,800        1,744
                                                          --------
                                                            69,453
                                                          --------

   INFORMATION TECHNOLOGY - 7.3%
     Agere Systems, Cl B*                     21,080           41
     Agilent Technologies*                    102,489        1,935
     Applied Materials*                       188,800        2,807
     Avnet                                     71,400        1,192
     Cabot Microelectronics* (A)               35,896        1,520
     Cisco Systems*                           234,200        3,089
     Comdisco* (A)                            266,700           17
     CTS                                      292,800        2,255
     Hewlett-Packard                          100,900        1,428
     Intel #                                  161,800        3,040
     International Business Machines           93,000        6,547
     Lucent Technologies* (A)                  79,816          140
     Tektronix*                               237,100        4,420
                                                          --------
                                                            28,431
                                                          --------


The accompanying notes are an integral part of the financial statements.

                                                     WWW.HIGHMARKFUNDS.COM    25

[HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]

STATEMENT OF NET ASSETS
JULY 31, 2002

VALUE MOMENTUM FUND (CONTINUED)

--------------------------------------------------------------------------------
Description                       Shares/Par (000)/Contracts        Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   COMMON STOCK - (CONTINUED)
--------------------------------------------------------------------------------
   MATERIALS - 5.9%
    Alcoa                                            173,100            $ 4,683
    Cabot                                            179,800              4,445
    Ecolab (A)                                        90,100              4,140
    Engelhard                                        195,400              4,885
    Weyerhaeuser                                      82,200              4,829
                                                                       --------
                                                                         22,982
                                                                       --------

   TELECOMMUNICATION - 5.1%
    AT&T                                             150,800              1,535
    CenturyTel (A)                                   185,550              4,936
    SBC Communications                               159,000              4,398
    Verizon Communications                           271,956              8,974
                                                                       --------
                                                                         19,843
                                                                       --------

   UTILITIES - 6.0%
    Duke Energy                                       99,700              2,541
    El Paso                                          273,512              3,952
    Oneok (A)                                        217,300              4,020
    Questar (A)                                      375,600              8,489
    Sempra Energy (A)                                 80,000              1,696
    TXU                                               53,500              2,308
    Williams (A)                                     153,900                454
                                                                       --------
                                                                         23,460
                                                                       --------

    TOTAL COMMON STOCK
       (Cost $289,533)                                                  381,163
                                                                       --------

--------------------------------------------------------------------------------
   EQUITY OPTIONS - 0.0%
--------------------------------------------------------------------------------
    Intel October 32.5 Calls                            (100)                (1)
    McGraw-Hill August 60 Put                            150                 14
    McGraw-Hill August 70 Calls                         (150)                (4)
    Tenet Healthcare August 40 Put                       128                  3
    Tenet Healthcare August 46.625 Calls                (128)               (34)
    Tenet Healthcare November 46.625 Put                 600                216
    Tenet Healthcare November 50 Calls                  (600)              (174)
                                                                       --------

    TOTAL EQUITY OPTIONS
       (Cost $(86))                                                          20
                                                                       --------
--------------------------------------------------------------------------------
   CORPORATE OBLIGATIONS - 2.6%
--------------------------------------------------------------------------------
    American Honda Finance (B) (C)
      1.850%, 07/09/03                                 $5,000              4,998
    Washington Mutual Bank (B) (C)
      1.950%, 01/10/03                                  5,000              4,999
                                                                        --------

     TOTAL CORPORATE OBLIGATIONS
       (Cost $9,997)                                                       9,997
                                                                        --------


--------------------------------------------------------------------------------
Description                       Shares/Par (000)                   Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   COMMERCIAL PAPER - 3.9%
--------------------------------------------------------------------------------
     Kaiser Foundation Hospital (B)
       1.900%, 08/01/02                              $10,000           $  9,999
     Monsanto (B)
       1.863%, 08/19/02                                5,000              4,993
                                                                       --------

     TOTAL COMMERCIAL PAPER
       (Cost $14,992)                                                    14,992
                                                                       --------

--------------------------------------------------------------------------------
   REGULATED INVESTMENT COMPANY - 0.2%
--------------------------------------------------------------------------------
     Templeton Dragon Fund                           104,630                879
                                                                       --------

     TOTAL REGULATED INVESTMENT COMPANY
       (Cost $939)                                                          879
                                                                       --------

--------------------------------------------------------------------------------
   RIGHTS - 0.0%
--------------------------------------------------------------------------------
     Bank United* (D)                                118,300                  8
                                                                       --------

     TOTAL RIGHTS
       (Cost $18)                                                             8
                                                                       --------

--------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS - 5.1%
--------------------------------------------------------------------------------
     Bank of America
       1.880%, dated 07/31/02, matures 08/01/02,
       repurchase price $6,673,691
       (collateralized by various corporate
       obligations, par value $6,800,468,
       5.500%-7.220%, 01/28/25-12/14/32,
       total market value $6,806,809) (B)             $6,673              6,673
     Deutsche Bank Securities, Inc.
       1.750%, dated 07/31/02, matures
       08/01/02, repurchase price $8,350,314
       (collateralized by a U.S. Treasury
       obligation, par value $34,914,000,
       0.000%, 05/15/26, total market value
       $8,516,921)                                     8,350              8,350
     Lehman Brothers, Inc.
       1.873%, dated 07/31/02, matures
       08/01/02, repurchase price $5,000,260
       (collateralized by various corporate
       obligations, par value $169,758,261,
       0.000%-5.000%, 06/18/20-12/25/31,
       total market value $5,100,000) (B)              5,000              5,000
                                                                       --------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $20,023)                                                    20,023
                                                                       --------
   TOTAL INVESTMENTS - 109.3%
     (Cost $335,416)                                                    427,082
                                                                       --------
     PAYABLE UPON RETURN OF SECURITIES LOANED - (9.4)%                  (36,662)
     OTHER ASSETS AND LIABILITIES - 0.1%                                    451
                                                                       --------
   OTHER ASSETS AND LIABILITIES, NET - (9.3)%                           (36,211)
                                                                       --------

        The accompanying notes are an integral part of the financial statements.

26    1.800.433.6884

[GRAPHIC OMITTED]

STATEMENT OF NET ASSETS
JULY 31, 2002

VALUE MOMENTUM FUND (CONCLUDED)

--------------------------------------------------------------------------------
Description                                                          Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   NET ASSETS:
--------------------------------------------------------------------------------
     Paid-in-Capital of Fiduciary Shares
       (unlimited authorized - no par value)
       based on 17,702,967 outstanding shares
       of beneficial interest                                          $231,662
     Paid-in-Capital of Class A Shares
       (unlimited authorized - no par value)
       based on 1,326,787 outstanding shares
       of beneficial interest                                            34,689
     Paid-in-Capital of Class B Shares
       (unlimited authorized - no par value)
       based on 423,557 outstanding shares
       of beneficial interest                                            14,041
     Paid-in-Capital of Class C Shares
       (unlimited authorized - no par value)
       based on 42,529 outstanding shares
       of beneficial interest                                             1,428
     Undistributed net investment income                                    110
     Accumulated net realized gain on investments                        17,275
     Net unrealized appreciation on investments                          91,666
                                                                       --------
   TOTAL NET ASSETS - 100.0%                                           $390,871
                                                                       ========

   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - FIDUCIARY SHARES                                $  20.05
                                                                       ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - CLASS A SHARES                                  $  20.04
                                                                       ========
   MAXIMUM OFFERING PRICE PER SHARE -
     CLASS A SHARES ($20.04 [DIVIDE] 94.5%)                            $  21.21
                                                                       ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - CLASS B SHARES (E)                              $  19.90
                                                                       ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - CLASS C SHARES (E)                              $  19.87
                                                                       ========

*   NON-INCOME PRODUCING SECURITIES
#   SECURITY HAS BEEN PLEDGED AS COLLATERAL FOR OPEN EQUITY OPTION CONTRACTS.
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JULY 31, 2002 (SEE NOTE 6). THE TOTAL VALUE OF SECURITIES ON LOAN AT JULY 31, 2002 WAS $35,156,796.
(B) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES
    LENDING.
(C) FLOATING RATE SECURITY.
(D) THIS SECURITY REPRESENTS A POTENTIAL DISTRIBUTION SETTLEMENT IN A LEGAL
    CLAIM.
(E) CLASS B AND CLASS C HAVE CONTINGENT DEFERRED SALES CHARGES. FOR A DESCRIPTION OF POSSIBLE REDEMPTION CHARGES, SEE THE NOTES TO THE FINANCIAL STATEMENTS.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL  -- CLASS

The accompanying notes are an integral part of the financial statements.

                                                     WWW.HIGHMARKFUNDS.COM    27

[HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]

SCHEDULE OF INVESTMENTS
JULY 31, 2002

LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
Description                            Shares   Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   COMMON STOCK - 95.0%
--------------------------------------------------------------------------------
   BANKS - 15.2%
     AmSouth Bancorporation            71,000     $  1,585
     Bank of America                   35,450        2,357
     Citigroup                         27,367          918
     First Tennessee National          26,100          977
     Huntington Bancshares             61,250        1,209
     JP Morgan Chase                   39,075          975
     National City                     55,500        1,715
     Regions Financial                 24,400          860
     Suntrust Banks                    18,500        1,217
     Union Planters                    15,125          463
     US Bancorp                        21,175          453
     Wachovia                          29,600        1,060
     Washington Mutual                 28,562        1,068
     Wells Fargo                       44,900        2,284
                                                  --------
                                                    17,141
                                                  --------
   CONSUMER DISCRETION - 9.9%
     Carnival                          19,200          509
     Circuit City Stores               19,900          339
     Clear Channel Communications*      7,900          206
     Dana (A)                          13,800          222
     Dillard's, Cl A                    8,400          197
     Eastman Kodak (A)                 28,850          888
     Federated Department Stores*      22,200          835
     Ford Motor                        64,000          862
     Gannett                            9,350          672
     General Motors (A)                18,430          858
     KB Home                            5,150          238
     Leggett & Platt                    9,700          218
     Liz Claiborne                      8,300          240
     Maytag                             3,400          113
     McDonald's                         4,050          100
     Newell Rubbermaid                 27,375          823
     Sears Roebuck (A)                 14,500          684
     TRW                                4,950          267
     Viacom, Cl B*                     22,800          888
     Walt Disney                      108,325        1,921
                                                  --------
                                                    11,080
                                                  --------
   CONSUMER STAPLES - 3.2%
     Clorox                            11,100          427
     Coca-Cola Enterprises              9,500          177
     Conagra Foods                     47,475        1,192
     Coors (Adolph), Cl B               6,700          405
     Kimberly-Clark                    11,000          671
     Kroger*                           37,300          727
                                                  --------
                                                     3,599
                                                  --------

--------------------------------------------------------------------------------
Description                            Shares   Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   COMMON STOCK - (CONTINUED)
--------------------------------------------------------------------------------
   ENERGY - 12.2%
     Amerada Hess                      25,500     $  1,744
     Apache                            15,875          817
     Ashland                           19,950          712
     Burlington Resources              17,550          641
     ChevronTexaco                     30,463        2,285
     Exxon Mobil                       34,246        1,259
     Halliburton                       75,300          994
     Marathon Oil                      12,700          308
     Noble*                            12,950          420
     Occidental Petroleum              85,400        2,313
     Oil Service HOLDRs Trust           8,100          429
     Phillips Petroleum                 6,800          352
     Royal Dutch Petroleum, ADR        31,125        1,422
                                                  --------
                                                    13,696
                                                  --------
   FINANCIALS - 15.0%
     Allstate                          78,400        2,980
     American Express                  18,700          659
     American International Group      31,800        2,033
     Bear Stearns (A)                  48,050        2,894
     Countrywide Credit                48,050        2,441
     Freddie Mac                       11,500          712
     Household International           14,475          618
     Jefferson-Pilot                   16,700          726
     John Hancock Financial Services   13,400          443
     Kimco Realty                      16,900          543
     Merrill Lynch                     11,500          410
     Morgan Stanley                    28,650        1,156
     Simon Property Group              11,500          414
     Torchmark                         19,100          692
     UnumProvident                     10,000          205
                                                  --------
                                                    16,926
                                                  --------
   HEALTH CARE - 6.2%
     Becton Dickinson                   3,250           94
     Biotech HOLDRs Trust               5,800          490
     Bristol-Myers Squibb               9,700          227
     Chiron*                           13,300          449
     HCA                                7,300          343
     Humana*                           62,900          774
     Johnson & Johnson                 18,100          959
     Manor Care*                        9,150          201
     Merck                             13,700          680
     Pharmaceutical HOLDRs Trust       15,700        1,154
     Schering-Plough                   35,200          898
     Watson Pharmaceuticals*           21,500          453
     Wellpoint Health Networks*         3,500          250
                                                  --------
                                                     6,972
                                                  --------

        The accompanying notes are an integral part of the financial statements.

28    1.800.433.6884

[GRAPHIC OMITTED]

SCHEDULE OF INVESTMENTS
JULY 31, 2002

LARGE CAP VALUE FUND (CONTINUED)

--------------------------------------------------------------------------------
Description                            Shares     Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   COMMON STOCK - (CONTINUED)
--------------------------------------------------------------------------------
   INDUSTRIALS - 8.7%
     Allied Waste Industries*          11,800     $     78
     Cooper Industries, Cl A           15,200          473
     Crane                              4,500          103
     Cummins                            6,600          213
     Eaton                              3,000          209
     Goodrich                          23,650          528
     Honeywell International            9,125          295
     Illinois Tool Works               10,500          693
     Lockheed Martin                    8,700          558
     Raytheon                          12,550          409
     Ryder System                      10,850          284
     Textron                           31,500        1,241
     Tyco International                10,900          140
     Union Pacific                     40,950        2,403
     United Technologies               31,250        2,172
                                                  --------
                                                     9,799
                                                  --------
   INFORMATION TECHNOLOGY - 8.1%
     Autodesk                          19,400          250
     Broadband HOLDRs Trust            54,600          395
     Computer Sciences*                22,100          818
     EMC*                             133,400        1,000
     Hewlett-Packard                   94,208        1,333
     Internet HOLDRs Trust* (A)        20,900          427
     Intuit*                            5,600          246
     Micron Technology*                21,800          425
     Motorola                          72,950          846
     NCR*                              28,700          755
     Scientific-Atlanta                37,700          477
     Semiconductor HOLDRs Trust (A)    23,900          641
     Software HOLDRs Trust (A)         26,700          662
     Thermo Electron*                  12,600          214
     Xerox* (A)                        89,300          621
                                                  --------
                                                     9,110
                                                  --------
   MATERIALS - 4.5%
     Dow Chemical                      24,300          701
     E.I. du Pont de Nemours           14,800          620
     Eastman Chemical                   5,300          235
     Georgia-Pacific                   23,100          506
     International Flavors & Fragrances 6,600          202
     International Paper (A)           18,600          741
     Newmont Mining                     8,800          215
     Phelps Dodge (A)                  29,350        1,003
     PPG Industries                    11,950          686
     United States Steel                6,500          108
                                                  --------
                                                     5,017
                                                  --------

--------------------------------------------------------------------------------
Description                      Shares/Par (000)  Value (000)
--------------------------------------------------------------------------------
   COMMON STOCK - (CONTINUED)
   TELECOMMUNICATION - 6.4%
     Alltel                            11,400     $    462
     AT&T                              66,300          675
     AT&T Wireless Services*           38,600          181
     CenturyTel (A)                    36,250          964
     Nextel Communications, Cl A* (A)  31,500          181
     SBC Communications                88,650        2,452
     Sprint (FON Group)                87,200          815
     Telecom HOLDRs Trust (A)          15,200          388
     Verizon Communications            19,000          627
     Wireless HOLDRs Trust             13,100          408
                                                  --------
                                                     7,153
                                                  --------
   UTILITIES - 5.6%
     AES* (A)                          17,200           35
     Ameren (A)                        29,550        1,291
     DTE Energy                        11,500          471
     Edison International*             16,500          216
     Entergy                           26,600        1,078
     FPL Group                         22,850        1,295
     Nicor                              9,700          262
     NiSource                          11,300          224
     Progress Energy (A)               30,800        1,440
                                                  --------
                                                     6,312
                                                  --------
     TOTAL COMMON STOCK
       (Cost $116,854)                             106,805
                                                  --------
--------------------------------------------------------------------------------
   CORPORATE OBLIGATIONS - 4.5%
--------------------------------------------------------------------------------
     Bear Stearns, MTN (B) (C)
       2.020%, 04/17/03                $2,500        2,507
       1.973%, 02/03/03                 2,500        2,500
                                                  --------
     TOTAL CORPORATE OBLIGATIONS
       (Cost $5,007)                                 5,007
                                                  --------
--------------------------------------------------------------------------------
   COMMERCIAL PAPER - 4.4%
--------------------------------------------------------------------------------
     Kaiser Foundation Hospital (B)
       1.900%, 08/01/02                 5,000        5,000
                                                  --------
     TOTAL COMMERCIAL PAPER
       (Cost $5,000)                                 5,000
                                                  --------

The accompanying notes are an integral part of the financial statements.

                                                     WWW.HIGHMARKFUNDS.COM    29

[HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]

SCHEDULE OF INVESTMENTS
JULY 31, 2002

LARGE CAP VALUE FUND (CONCLUDED)

--------------------------------------------------------------------------------
Description                                Shares/Par (000)  Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   REGULATED INVESTMENT COMPANIES - 4.3%
--------------------------------------------------------------------------------
     Financial Select Sector SPDR Fund (A)          41,400      $    952
     Health Care Select Sector SPDR Fund            37,200         1,000
     iShares MSCI Australia Index Fund (A)          27,500           251
     iShares MSCI EAFE Index Fund                    2,200           236
     iShares MSCI EMU Index Fund                    13,800           639
     iShares MSCI Pacific ex-Japan Index Fund*       4,400           232
     Materials Select Sector SPDR Fund (A)          33,900           697
     SPDR Trust Series 1                             9,500           867
                                                                --------
     TOTAL REGULATED INVESTMENT COMPANIES
       (Cost $5,075)                                               4,874
                                                                --------
--------------------------------------------------------------------------------
   RIGHTS - 0.0%
--------------------------------------------------------------------------------
     Telesp Celular Participacoes                      308            --
                                                                --------
     TOTAL RIGHTS
       (Cost $--)                                                     --
                                                                --------
--------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS - 8.0%
--------------------------------------------------------------------------------
     Bank of America
       1.880%, dated 07/31/02, matures
       08/01/02, repurchase price $4,240,150
       (collateralized by various corporate
       obligations, par value $4,320,698,
       5.500%-7.220%, 01/28/25-12/14/32,
       total market value $4,324,727) (B)           $4,240         4,240
     Deutsche Bank Securities, Inc.
       1.750%, dated 07/31/02, matures
       08/01/02, repurchase price $4,804,935
       (collateralized by various U.S. Treasury
       obligations, par value $6,037,337,
       0.000%-11.750%, 06/30/03-11/15/14,
       total market value $4,902,068)                4,805         4,805
                                                                --------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $9,045)                                               9,045
                                                                --------
   TOTAL INVESTMENTS - 116.2%
     (Cost $140,981)                                             130,731
                                                                --------
     PAYABLE UPON RETURN OF SECURITIES LOANED - (12.2)%          (13,784)
     OTHER ASSETS AND LIABILITIES - (4.0)%                        (4,485)
                                                                --------
   OTHER ASSETS AND LIABILITIES, NET - (16.2)%                   (18,269)
                                                                --------
   TOTAL NET ASSETS - 100.0%                                    $112,462
                                                                ========

* NON-INCOME PRODUCING SECURITIES
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JULY 31, 2002 (SEE NOTE 6). THE TOTAL VALUE OF SECURITIES ON LOAN AT JULY 31, 2002 WAS $13,298,084.
(B) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES
    LENDING.
(C) FLOATING RATE SECURITY.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL  -- CLASS
MTN -- MEDIUM TERM NOTE
SPDR-- STANDARD & POOR'S DEPOSITORY RECEIPT

        The accompanying notes are an integral part of the financial statements.

30    1.800.433.6884

[GRAPHIC OMITTED]

STATEMENT OF NET ASSETS
JULY 31, 2002

CORE EQUITY FUND

--------------------------------------------------------------------------------
Description                            Shares   Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   COMMON STOCK - 96.0%
--------------------------------------------------------------------------------
   BANKS - 7.6%
     Bank of America                   10,150     $    675
     Bank of New York                  53,820        1,723
     Citigroup                         69,318        2,325
     FleetBoston Financial             59,435        1,379
     JP Morgan Chase                   37,379          933
     US Bancorp                        10,105          216
     Wells Fargo                       34,310        1,745
                                                  --------
                                                     8,996
                                                  --------
   CONSUMER DISCRETION - 13.5%
     AOL Time Warner*                  70,097          806
     Carnival                          19,950          529
     Comcast, Cl A*                    28,745          601
     Costco Wholesale*                 45,865        1,599
     Federated Department Stores*      27,350        1,029
     Ford Motor                        22,191          299
     Gannett                            8,380          603
     Hilton Hotels                     69,260          846
     Home Depot                        33,415        1,032
     Liberty Media, Cl A*              34,280          269
     Lowe's                            15,740          596
     McDonald's                        45,675        1,130
     McGraw-Hill                       13,200          826
     Target                            31,105        1,037
     Viacom, Cl B*                     24,240          944
     Wal-Mart Stores                   48,595        2,390
     Walt Disney                       52,420          929
     Washington Post, Cl B              1,015          634
                                                  --------
                                                    16,099
                                                  --------
   CONSUMER STAPLES - 8.6%
     Albertson's (A)                   15,650          441
     Anheuser-Busch                     2,385          123
     Coca-Cola                         32,500        1,623
     Colgate-Palmolive                 31,305        1,608
     Estee Lauder, Cl A (A)             5,885          178
     General Mills                      7,270          301
     Gillette                          12,280          404
     HJ Heinz                           6,645          256
     Kimberly-Clark                    19,870        1,213
     Kraft Foods, Cl A (A)             17,375          643
     Nestle, ADR                        2,255          121
     PepsiCo                           38,265        1,643
     Procter & Gamble                  17,985        1,600
     Safeway*                           4,120          115
                                                  --------
                                                    10,269
                                                  --------


--------------------------------------------------------------------------------
Description                            Shares   Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   COMMON STOCK - (CONTINUED)
--------------------------------------------------------------------------------
   ENERGY - 6.9%
     Anadarko Petroleum                 5,460     $    237
     ChevronTexaco                     17,675        1,326
     Conoco                            30,833          744
     Exxon Mobil                       58,818        2,162
     Halliburton                       12,195          161
     Marathon Oil                      30,410          737
     Royal Dutch Petroleum, ADR        19,720          901
     Schlumberger                       9,280          398
     Unocal                            44,080        1,440
     Valero Energy                      4,921          168
                                                  --------
                                                     8,274
                                                  --------
   FINANCIALS - 13.0%

     Aflac                             43,005        1,351
     American Express                  41,475        1,462
     American International Group      35,750        2,285
     Berkshire Hathaway, Cl B*            544        1,244
     BRE Properties, Cl A (A)          22,260          712
     Equity Office Properties Trust    11,950          315
     Fannie Mae                        21,135        1,583
     Goldman Sachs Group                3,620          265
     Hartford Financial Services Group 21,925        1,109
     Kimco Realty                      28,170          905
     Lincoln National                   7,760          285
     Loews                              6,190          294
     Marsh & McLennan                  28,725        1,376
     Merrill Lynch                     12,750          455
     Morgan Stanley                    21,330          861
     Post Properties                   15,715          463
     T Rowe Price Group                 4,425          120
     Travelers Property Casualty, Cl A 23,755          387
                                                  --------
                                                    15,472
                                                  --------
   HEALTH CARE - 12.8%
     Abbott Laboratories                9,135          378
     Alcon*                            19,685          693
     Amgen*                            24,425        1,115
     Baxter International              27,690        1,105
     Bristol-Myers Squibb              29,285          686
     Eli Lilly                         12,320          720
     Genentech*                         7,090          246
     HCA                                6,455          303
     Johnson & Johnson                 20,450        1,084
     Medtronic                         25,755        1,040
     Merck                             29,545        1,465
     Pfizer                            93,217        3,016


The accompanying notes are an integral part of the financial statements.

                                                     WWW.HIGHMARKFUNDS.COM    31

[HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]

STATEMENT OF NET ASSETS
JULY 31, 2002

CORE EQUITY FUND (CONTINUED)

--------------------------------------------------------------------------------
Description                            Shares   Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   COMMON STOCK - (CONTINUED)
--------------------------------------------------------------------------------
   HEALTH CARE - (CONTINUED)
     Pharmacia                         34,145     $  1,528
     Schering-Plough                   20,610          526
     Tenet Healthcare*                  6,380          304
     Watson Pharmaceuticals*            5,220          110
     Wyeth                             19,425          775
     Zimmer Holdings*                   2,706          101
                                                  --------
                                                    15,195
                                                  --------
   INDUSTRIALS - 10.8%
     3M                                 3,440          433
     Automatic Data Processing          7,615          284
     Avery Dennison                    25,305        1,574
     Burlington Northern Santa Fe      21,175          623
     Delta Air Lines                   15,825          247
     General Electric                 129,295        4,163
     Honeywell International           32,865        1,063
     Ingersoll-Rand, Cl A              39,330        1,510
     Parker Hannifin (A)               34,155        1,375
     SPX*                               5,030          526
     Union Pacific                     10,860          637
     United Technologies                6,060          421
                                                  --------
                                                    12,856
                                                  --------
   INFORMATION TECHNOLOGY - 14.3%
     Agilent Technologies*              7,938          150
     Applied Materials*                58,570          871
     Cisco Systems*                    86,265        1,138
     Computer Sciences*                14,610          541
     Dell Computer*                    40,470        1,009
     Electronic Data Systems           21,080          775
     Hewlett-Packard                   48,845          691
     Intel                             92,265        1,734
     International Business Machines   29,630        2,086
     Intuit*                           16,220          713
     Microsoft*                        75,945        3,644
     Motorola                          34,665          402
     Oracle*                           77,570          776
     Qualcomm*                         16,245          446
     SAP, ADR (A)                      71,270        1,333
     Sun Microsystems*                 18,480           72
     Texas Instruments                 23,570          546
     Xilinx*                            3,775           73
                                                  --------
                                                    17,000
                                                  --------


--------------------------------------------------------------------------------
Description                    Shares/Par (000)   Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   COMMON STOCK - (CONTINUED)
--------------------------------------------------------------------------------
   MATERIALS - 2.6%
     Alcoa                             25,755     $    697
     E.I. du Pont de Nemours           20,588          863
     MeadWestvaco                       6,190          165
     PPG Industries                     8,455          485
     Weyerhaeuser                      15,930          936
                                                  --------
                                                     3,146
                                                  --------
   TELECOMMUNICATION - 3.7%
     AT&T                              24,430          249
     BellSouth                         22,180          595
     CenturyTel (A)                    12,655          337
     SBC Communications                54,630        1,511
     Verizon Communications            53,460        1,764
                                                  --------
                                                     4,456
                                                  --------
   UTILITIES - 2.2%
     Constellation Energy Group        27,430          764
     Duke Energy                       12,915          329
     El Paso                            9,075          131
     Entergy                            3,125          127
     Exelon                             6,095          299
     FirstEnergy                       14,530          447
     Sempra Energy (A)                 13,960          296
     TXU                                6,375          275
                                                  --------
                                                     2,668
                                                  --------
     TOTAL COMMON STOCK
       (Cost $145,622)                             114,431
                                                  --------
--------------------------------------------------------------------------------
   CORPORATE OBLIGATION - 2.1%
--------------------------------------------------------------------------------
     Bear Stearns, MTN (B) (C)
       2.020%, 04/17/03                $2,500        2,507
                                                  --------
     TOTAL CORPORATE OBLIGATION
       (Cost $2,507)                                 2,507
                                                  --------
--------------------------------------------------------------------------------
   REGULATED INVESTMENT COMPANIES - 2.6%
--------------------------------------------------------------------------------
     Nasdaq 100-Index Tracking Stock*  26,325          628
     SPDR Trust Series 1               13,550        1,237
     Vanguard Total Stock Market
        VIPERs                         14,735        1,253
                                                  --------
     TOTAL REGULATED INVESTMENT COMPANIES
       (Cost $3,991)                                 3,118
                                                  --------


The accompanying notes are an integral part of the financial statements.

32    1.800.433.6884

[GRAPHIC OMITTED]

STATEMENT OF NET ASSETS
JULY 31, 2002

CORE EQUITY FUND (CONCLUDED)

--------------------------------------------------------------------------------
Description                                       Par (000)   Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS - 5.7%
--------------------------------------------------------------------------------
     Bank of America
       1.880%, dated 07/31/02, matures
       08/01/02, repurchase price $2,850,484
       (collateralized by various corporate
       obligations, par value $2,904,633,
       5.500%-7.220%, 01/28/25-12/14/32,
       total market value $2,907,342) (B)           $2,850     $  2,850
     Deutsche Bank Securities, Inc.
       1.750%, dated 07/31/02, matures
       08/01/02, repurchase price $3,989,586
       (collateralized by a U.S. Treasury
       obligation, par value $20,087,000,
       0.000%, 05/15/30, total market
       value $4,069,224)                             3,989        3,989
                                                               --------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $6,839)                                              6,839
                                                               --------
   TOTAL INVESTMENTS - 106.4%
     (Cost $158,959)                                            126,895
                                                               --------
     PAYABLE UPON RETURN OF SECURITIES LOANED - (4.5)%           (5,357)
     OTHER ASSETS AND LIABILITIES - (1.9)%                       (2,254)
                                                               --------
   OTHER ASSETS AND LIABILITIES, NET - (6.4)%                    (7,611)
                                                               --------
--------------------------------------------------------------------------------
   NET ASSETS:
--------------------------------------------------------------------------------
     Paid-in-Capital of Fiduciary Shares
       (unlimited authorized - no par value)
       based on 18,474,448 outstanding shares
       of beneficial interest                                   158,598
     Paid-in-Capital of Class A Shares
       (unlimited authorized - no par value)
       based on 278,452 outstanding shares
       of beneficial interest                                     2,593
     Paid-in-Capital of Class B Shares
       (unlimited authorized - no par value)
       based on 438,083 outstanding shares
       of beneficial interest                                     3,665
     Undistributed net investment income                             19
     Accumulated net realized loss on investments               (13,527)
     Net unrealized depreciation on investments                 (32,064)
                                                               --------
   TOTAL NET ASSETS - 100.0%                                   $119,284
                                                               ========


--------------------------------------------------------------------------------
Description                                                       Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   NET ASSETS: (CONTINUED)
--------------------------------------------------------------------------------
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - FIDUCIARY SHARES                           $6.22
                                                               ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - CLASS A SHARES                             $6.21
                                                               ========
   MAXIMUM OFFERING PRICE PER SHARE -
     CLASS A SHARES ($6.21 [DIVIDE] 94.5%)                        $6.57
                                                               ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - CLASS B SHARES (D)                         $6.17
                                                               ========

--------------------------------------------------------------------------------
* NON-INCOME PRODUCING SECURITIES
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JULY 31, 2002 (SEE NOTE 6). THE TOTAL VALUE OF SECURITIES ON LOAN AT JULY 31, 2002 WAS $5,160,756.
(B) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES
    LENDING.
(C) FLOATING RATE SECURITY.
(D) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE. FOR A DESCRIPTION OF POSSIBLE REDEMPTION CHARGES, SEE THE NOTES TO THE FINANCIAL STATEMENTS.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL  -- CLASS
MTN -- MEDIUM TERM NOTE
SPDR-- STANDARD & POOR'S DEPOSITORY RECEIPT

The accompanying notes are an integral part of the financial statements.

                                                     WWW.HIGHMARKFUNDS.COM    33

[HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]

STATEMENT OF NET ASSETS

JULY 31, 2002

BALANCED FUND

--------------------------------------------------------------------------------
Description                            Shares   Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   COMMON STOCK - 64.3%
--------------------------------------------------------------------------------
   BANKS - 5.0%
     Bank of America                   10,625     $    707
     Bank of New York                  57,475        1,840
     Citigroup                         75,266        2,524
     FleetBoston Financial             64,287        1,492
     JP Morgan Chase                   39,600          988
     US Bancorp                        12,765          273
     Wells Fargo                       36,450        1,854
                                                  --------
                                                     9,678
                                                  --------
   CONSUMER DISCRETION - 9.1%
     AOL Time Warner*                  76,562          880
     Carnival                          21,085          559
     Comcast, Cl A*                    33,410          698
     Costco Wholesale*                 50,510        1,761
     Federated Department Stores*      31,615        1,189
     Ford Motor                        24,115          325
     Gannett                            9,050          651
     Hilton Hotels                     69,775          853
     Home Depot                        36,505        1,127
     Liberty Media, Cl A*              35,980          283
     Lowe's                            16,660          631
     McDonald's                        47,945        1,187
     McGraw-Hill                       15,490          969
     Target                            33,590        1,120
     Viacom, Cl B*                     26,530        1,033
     Wal-Mart Stores                   52,950        2,604
     Walt Disney                       57,275        1,015
     Washington Post, Cl B                914          571
                                                  --------
                                                    17,456
                                                  --------
   CONSUMER STAPLES - 5.8%
     Albertson's                       17,110          482
     Anheuser-Busch                     3,255          168
     Coca-Cola                         33,940        1,695
     Colgate-Palmolive                 32,535        1,671
     Estee Lauder, Cl A (A)             6,135          186
     General Mills                      7,570          314
     Gillette                          15,470          509
     HJ Heinz                           7,150          275
     Kimberly-Clark                    21,885        1,336
     Kraft Foods, Cl A (A)             18,805          696
     Nestle, ADR                        2,400          129
     PepsiCo                           41,770        1,794
     Procter & Gamble                  19,490        1,734
     Safeway*                           4,725          131
                                                  --------
                                                    11,120
                                                  --------

--------------------------------------------------------------------------------
Description                            Shares   Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   COMMON STOCK - (CONTINUED)
--------------------------------------------------------------------------------
   ENERGY - 4.7%
     Anadarko Petroleum                 5,720     $    249
     ChevronTexaco                     19,380        1,453
     Conoco                            35,208          849
     Exxon Mobil                       62,963        2,315
     Halliburton                       14,215          188
     Marathon Oil                      32,910          798
     Royal Dutch Petroleum, ADR        21,630          988
     Schlumberger                       9,725          417
     Unocal                            45,645        1,491
     Valero Energy                      5,385          183
                                                  --------
                                                     8,931
                                                  --------
   FINANCIALS - 8.8%
     Aflac                             45,785        1,438
     American Express                  45,335        1,599
     American International Group      37,867        2,420
     Berkshire Hathaway, Cl B*            596        1,363
     BRE Properties, Cl A (A)          25,760          824
     Equity Office Properties Trust    13,040          344
     Fannie Mae                        22,120        1,657
     Goldman Sachs Group                3,825          280
     Hartford Financial Services Group 24,785        1,254
     Kimco Realty                      31,762        1,021
     Lincoln National                   8,285          304
     Loews                              6,495          308
     Marsh & McLennan                  31,420        1,505
     Merrill Lynch                     13,975          498
     Morgan Stanley                    22,795          920
     Post Properties                   18,060          532
     T Rowe Price Group                 4,605          125
     Travelers Property Casualty,
      Cl A*                            25,590          417
                                                  --------
                                                    16,809
                                                  --------
   HEALTH CARE - 8.4%
     Abbott Laboratories                9,585          397
     Alcon*                            21,565          759
     Amgen*                            25,300        1,155
     Baxter International              30,345        1,211
     Bristol-Myers Squibb              32,365          758
     Eli Lilly                         13,260          775
     Genentech*                         7,880          274
     HCA                                6,980          328
     Johnson & Johnson                 21,865        1,159
     Medtronic                         26,020        1,051
     Merck                             30,455        1,510
     Pfizer                            98,482        3,186
     Pharmacia                         36,360        1,627


        The accompanying notes are an integral part of the financial statements.

34    1.800.433.6884

[GRAPHIC OMITTED]

STATEMENT OF NET ASSETS
JULY 31, 2002

BALANCED FUND (CONTINUED)

--------------------------------------------------------------------------------
Description                            Shares   Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   COMMON STOCK - (CONTINUED)
--------------------------------------------------------------------------------
   HEALTH CARE - (CONTINUED)
     Schering-Plough                   21,915     $    559
     Tenet Healthcare*                  6,885          328
     Watson Pharmaceuticals*            6,595          139
     Wyeth                             19,535          779
     Zimmer Holdings*                   3,617          135
                                                  --------
                                                    16,130
                                                  --------
   INDUSTRIALS - 7.2%
     3M                                 3,800          478
     Automatic Data Processing          7,970          297
     Avery Dennison                    27,130        1,688
     Burlington Northern Santa Fe      22,470          661
     Delta Air Lines                   16,835          262
     General Electric                 136,535        4,396
     Honeywell International           41,440        1,341
     Ingersoll-Rand, Cl A              40,480        1,554
     Parker Hannifin (A)               35,345        1,423
     SPX*                               5,325          557
     Union Pacific                     11,875          697
     United Technologies                6,555          456
                                                  --------
                                                    13,810
                                                  --------
   INFORMATION TECHNOLOGY - 9.4%
     Agilent Technologies*              9,715          183
     Applied Materials*                60,410          898
     Cisco Systems*                    90,135        1,189
     Computer Sciences*                15,610          578
     Dell Computer*                    38,715          965
     Electronic Data Systems           21,990          809
     Hewlett-Packard                   53,375          755
     Intel                             99,780        1,875
     International Business Machines   31,410        2,211
     Intuit*                           18,305          805
     Microsoft*                        81,315        3,902
     Motorola                          34,195          397
     Oracle*                           80,995          811
     Qualcomm*                         17,365          477
     SAP, ADR (A)                      74,930        1,401
     Sun Microsystems*                 22,385           88
     Texas Instruments                 25,225          584
     Xilinx*                            4,135           79
                                                  --------
                                                    18,007
                                                  --------
   MATERIALS - 1.8%
     Alcoa                             27,445          742
     E.I. du Pont de Nemours           22,526          944
     MeadWestvaco                       6,915          184
     PPG Industries                     9,685          556
     Weyerhaeuser                      18,285        1,074
                                                  --------
                                                     3,500
                                                  --------

--------------------------------------------------------------------------------
Description                     Shares/Par (000)   Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   COMMON STOCK - (CONTINUED)
--------------------------------------------------------------------------------
   TELECOMMUNICATION - 2.6%
     AT&T                              26,540     $    270
     BellSouth                         23,525          631
     CenturyTel (A)                    13,785          367
     SBC Communications                59,930        1,658
     Verizon Communications            60,485        1,996
                                                  --------
                                                     4,922
                                                  --------
   UTILITIES - 1.5%
     Constellation Energy Group        30,300          845
     Duke Energy                       13,870          354
     El Paso                           10,750          155
     Entergy                            3,440          139
     Exelon                             6,435          316
     FirstEnergy                       17,430          536
     Sempra Energy (A)                 14,865          315
     TXU                                6,935          299
                                                  --------
                                                     2,959
                                                  --------
     TOTAL COMMON STOCK
       (Cost $122,438)                             123,322
                                                  --------
--------------------------------------------------------------------------------
   U.S. TREASURY OBLIGATIONS - 3.9%
--------------------------------------------------------------------------------
     U.S. Treasury Bonds (A)
       8.125%, 08/15/19                $1,600        2,103
       7.250%, 05/15/16                 3,300        3,996
       7.125%, 02/15/23                   400          483
     U.S. Treasury Note (A)
       6.125%, 08/15/07                   800          893
                                                  --------
     TOTAL U.S. TREASURY OBLIGATIONS
       (Cost $6,817)                                 7,475
                                                  --------
--------------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCY OBLIGATION - 0.5%
--------------------------------------------------------------------------------
     FNMA (A)
       6.375%, 06/15/09                   850          939
                                                  --------
     TOTAL U.S. GOVERNMENT AGENCY OBLIGATION
       (Cost $848)                                     939
                                                  --------
--------------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS - 14.1%
--------------------------------------------------------------------------------
     FHLMC
       6.500%, 11/01/09                 1,417        1,485
       6.000%, 02/01/28                 1,577        1,603
     FNMA
       8.000%, 08/01/24                   101          109
       8.000%, 05/01/25                   283          305
       8.000%, 07/01/26                   117          126
       7.500%, 09/01/26                   184          195
       7.500%, 03/01/27                   173          183


The accompanying notes are an integral part of the financial statements.

                                                     WWW.HIGHMARKFUNDS.COM    35

[HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]

STATEMENT OF NET ASSETS
JULY 31, 2002

BALANCED FUND (CONTINUED)

--------------------------------------------------------------------------------
Description                          Par (000)  Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS -
   (CONTINUED)
--------------------------------------------------------------------------------
     FNMA -- (continued)
       7.000%, 09/01/25                $  402     $    420
       7.000%, 09/01/26                   299          312
       7.000%, 12/01/26                   505          527
       7.000%, 12/01/27                   785          818
       6.500%, 05/01/14                 1,257        1,312
       6.500%, 03/01/24                   148          153
       6.500%, 10/01/27                   577          595
       6.500%, 01/01/28                 1,118        1,154
       6.500%, 05/01/29                 1,086        1,118
       6.000%, 03/01/28                 2,036        2,065
       6.000%, 05/01/28                   494          502
     GNMA
       7.500%, 05/15/24                   124          132
       7.500%, 09/15/25                   192          205
       7.500%, 09/15/26                   695          738
       7.500%, 01/15/27                   535          568
       7.000%, 02/15/26                   318          333
       7.000%, 08/15/26                   875          917
       7.000%, 10/15/27                   705          738
       7.000%, 03/15/29                   874          914
       6.500%, 09/15/08                   770          811
       6.500%, 06/15/23                    96           99
       6.500%, 02/15/24                    52           54
       6.500%, 04/15/26                   366          379
       6.500%, 05/15/28                   470          486
       6.500%, 01/15/29                 1,518        1,569
       6.000%, 11/15/08                   620          647
       6.000%, 12/15/28                 1,462        1,490
       6.000%, 02/15/29                 1,378        1,403
       6.000%, 04/15/29                 2,608        2,655
                                                  --------
     TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-
       BACKED OBLIGATIONS
       (Cost $25,992)                               27,120
                                                  --------

--------------------------------------------------------------------------------
   CORPORATE OBLIGATIONS - 20.0%
--------------------------------------------------------------------------------
   CONSUMER DISCRETION - 0.9%
     Sears Roebuck Acceptance
       6.900%, 08/01/03                   800          833
     Wal-Mart Stores
       5.875%, 10/15/05                   800          864
                                                  --------
                                                      1,697
                                                  --------
   CONSUMER STAPLES - 1.1%
     General Mills, Ser E, MTN
       5.400%, 12/08/08                 2,000        2,047
                                                  --------

--------------------------------------------------------------------------------
Description                          Par (000)  Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   CORPORATE OBLIGATIONS - (CONTINUED)
--------------------------------------------------------------------------------
   ENERGY - 0.9%
     Panhandle Eastern Pipe Line
       7.875%, 08/15/04                $  800     $    643
     Marathon Oil
       6.125%, 03/15/12                 1,050        1,058
                                                  --------
                                                     1,701
                                                  --------
   FINANCIALS - 9.9%
     American General
       6.750%, 06/15/05                 1,600        1,742
     Bear Stearns, MTN (B) (C)
       2.020%, 04/17/03                 5,000        5,014
       1.973%, 02/03/03                 5,000        5,000
     General Motors Acceptance
       5.750%, 11/10/03                 1,300        1,324
     JP Morgan Chase Bank
       6.700%, 08/15/08                 1,200        1,305
     Lehman Brothers Holdings
       8.500%, 05/01/07                 1,600        1,856
     Royal Bank of Scotland Group
       6.375%, 02/01/11                 1,000        1,065
     U.S. Bancorp
       6.875%, 09/15/07                 1,450        1,610
                                                  --------
                                                    18,916
                                                  --------
   FOREIGN GOVERNMENTS - 1.3%
     Hydro Quebec, Ser HY
       8.400%, 01/15/22                   800        1,003
     Hydro Quebec, Ser IO
       8.050%, 07/07/24                   150          184
     Province of British Columbia, Ser 1
       7.000%, 01/15/03                 1,200        1,226
                                                  --------
                                                     2,413
                                                  --------
   HEALTH CARE - 0.5%
     Pharmacia
       5.875%, 12/01/08                 1,000        1,041
                                                  --------
   INDUSTRIALS - 3.4%
     Caterpillar Tractor
       6.000%, 05/01/07                   505          537
     Dow Chemical
       6.850%, 08/15/13                 1,600        1,680
     Johnson Controls
       6.300%, 02/01/08                 1,600        1,712
     Lockheed Martin
       7.700%, 06/15/08                 1,600        1,816
     Raytheon
       6.550%, 03/15/10                   800          821
                                                  --------
                                                     6,566
                                                  --------

        The accompanying notes are an integral part of the financial statements.

36    1.800.433.6884

[GRAPHIC OMITTED]

STATEMENT OF NET ASSETS
JULY 31, 2002

BALANCED FUND (CONTINUED)

--------------------------------------------------------------------------------
Description                                      Par (000)    Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   CORPORATE OBLIGATIONS - (CONTINUED)
--------------------------------------------------------------------------------
   INFORMATION TECHNOLOGY - 0.3%
     IBM
       8.375%, 11/01/19                             $  200      $    225
     IBM, MTN
       5.370%, 09/22/03                                400           411
                                                                --------
                                                                     636
                                                                --------
   TELECOMMUNICATION - 1.7%
     Bell Atlantic of Maryland
       8.000%, 10/15/29                                175           168
       6.000%, 05/01/03                              1,200         1,221
     New England Telephone & Telegraph
       7.875%, 11/15/29                                250           237
     Vodafone Group
       6.650%, 05/01/08                              1,600         1,682
                                                                --------
                                                                   3,308
                                                                --------
     TOTAL CORPORATE OBLIGATIONS
       (Cost $36,758)                                             38,325
                                                                --------
--------------------------------------------------------------------------------
   ASSET BACKED SECURITIES - 1.0%
--------------------------------------------------------------------------------
     Citibank Credit Card Master Trust,
       Ser 1998-3, Cl A
       5.800%, 02/07/05                              1,600         1,632
     EQCC Home Equity Loan Trust,
       Ser 1996-3, Cl A6
       7.400%, 12/15/19                                238           246
     Green Tree Financial, Ser 1995-9, Cl A5
       6.800%, 01/15/27                                 84            86
                                                                --------
     TOTAL ASSET BACKED SECURITIES
       (Cost $1,893)                                               1,964
                                                                --------
--------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS - 3.2%
--------------------------------------------------------------------------------
     Bank of America
       1.880%, dated 07/31/02, matures
       08/01/02, repurchase price $2,384,620
       (collateralized by various corporate
       obligations, par value $2,429,919,
       5.500%-7.220%, 01/28/25-12/14/32,
       total market value $2,432,185) (B)            2,384         2,384
     Deutsche Bank Securities, Inc.
       1.750%, dated 07/31/02, matures
       08/01/02, repurchase price $2,304,990
       (collateralized by a U.S. Treasury Note,
       par value $2,268,000, 5.375%, 06/30/03,
       total market value $2,351,979)                2,305         2,305


--------------------------------------------------------------------------------
Description                                       Par (000)   Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS - (CONTINUED)
--------------------------------------------------------------------------------
     Lehman Brothers, Inc.
       1.873%, dated 07/31/02, matures
       08/01/02, repurchase price $1,500,078
       (collateralized by various corporate
       obligations, par value $50,927,478,
       0.000%-5.000%, 06/18/20-12/25/31,
       total market value $1,530,000) (B)           $1,500      $  1,500
                                                                --------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $6,189)                                               6,189
                                                                --------
   TOTAL INVESTMENTS - 107.0%
     (Cost $200,935)                                             205,334
                                                                --------
     PAYABLE UPON RETURN OF SECURITIES LOANED - (7.2)%           (13,898)
     OTHER ASSETS AND LIABILITIES - 0.2%                             449
                                                                --------
   OTHER ASSETS AND LIABILITIES, NET - (7.0)%                    (13,449)
                                                                --------
--------------------------------------------------------------------------------
   NET ASSETS:
--------------------------------------------------------------------------------
     Paid-in-Capital of Fiduciary Shares
       (unlimited authorized - no par value)
       based on 15,632,246 outstanding shares
       of beneficial interest                                    187,176
     Paid-in-Capital of Class A Shares
       (unlimited authorized - no par value)
       based on 627,276 outstanding shares
       of beneficial interest                                      7,806
     Paid-in-Capital of Class B Shares
       (unlimited authorized - no par value)
       based on 373,738 outstanding shares
       of beneficial interest                                      6,235
     Paid-in-Capital of Class C Shares
       (unlimited authorized - no par value)
       based on 13,151 outstanding shares
       of beneficial interest                                        192
     Undistributed net investment income                              24
     Accumulated net realized loss on investments                (13,947)
     Net unrealized appreciation on investments                    4,399
                                                                --------
   TOTAL NET ASSETS - 100.0%                                    $191,885
                                                                ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - FIDUCIARY SHARES                           $11.53
                                                                ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - CLASS A SHARES                             $11.51
                                                                ========
   MAXIMUM OFFERING PRICE PER SHARE -
     CLASS A SHARES ($11.51 [DIVIDE] 94.5%)                       $12.18
                                                                ========


The accompanying notes are an integral part of the financial statements.

                                                     WWW.HIGHMARKFUNDS.COM    37

[HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]




STATEMENT OF NET ASSETS
JULY 31, 2002

BALANCED FUND (CONCLUDED)

--------------------------------------------------------------------------------
Description                                                        Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   NET ASSETS: (CONTINUED)
--------------------------------------------------------------------------------
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - CLASS B SHARES (D)                         $11.49
                                                                ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - CLASS C SHARES (D)                         $11.49
                                                                ========
--------------------------------------------------------------------------------
* NON-INCOME PRODUCING SECURITIES
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JULY 31, 2002 (SEE NOTE 6). THE TOTAL VALUE OF SECURITIES ON LOAN AT JULY 31, 2002 WAS $13,492,433.
(B) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES
    LENDING.
(C) FLOATING RATE SECURITY.
(D) CLASS B AND CLASS C HAVE CONTINGENT DEFERRED SALES CHARGES. FOR A DESCRIPTION OF POSSIBLE REDEMPTION CHARGES, SEE THE NOTES TO THE FINANCIAL STATEMENTS.
ADR   -- AMERICAN DEPOSITORY RECEIPT
CL    -- CLASS
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA  -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA  -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
MTN   -- MEDIUM TERM NOTE
SER   -- SERIES


        The accompanying notes are an integral part of the financial statements.

38    1.800.433.6884

[GRAPHIC OMITTED]

STATEMENT OF NET ASSETS
JULY 31, 2002

SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
Description                            Shares   Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   COMMON STOCK - 96.2%
--------------------------------------------------------------------------------
   BANKS - 16.3%
     BankAtlantic Bancorp, Cl A        61,000      $   552
     Banner                            19,700          392
     BSB Bancorp                       33,900          663
     Commercial Federal                43,900        1,152
     Dime Community Bancshares         30,150          776
     Downey Financial                  24,200        1,030
     First Citizens Bancshares, Cl A    2,700          280
     Flagstar Bancorp                  61,350        1,244
     Fremont General (A)              142,100          600
     Gold Banc                         75,300          730
     Hudson River Bancorp (A)          27,100          708
     Independence Community Bank       39,600        1,204
     Independent Bank - Michigan       30,800          952
     Provident Bankshares              46,300        1,087
     Seacoast Financial Services       22,100          461
     Staten Island Bancorp             60,700        1,197
     Susquehanna Bancshares            29,100          614
     Webster Financial                 28,100        1,039
                                                   -------
                                                    14,681
                                                   -------
   CONSUMER DISCRETION - 24.9%
     Action Performance*               12,700          353
     American Axle &
       Manufacturing Holdings*         27,300          696
     American Greetings, Cl A (A)      61,500          988
     Applied Industrial Technologies   44,100          699
     Aztar*                            47,700          668
     BorgWarner                        20,500        1,100
     Boyd Gaming*                      80,500        1,194
     Brown Shoe                        49,000        1,069
     Burlington Coat Factory Warehouse 56,300        1,042
     Dillard's, Cl A                   25,200          592
     Foot Locker*                      54,500          605
     Gtech Holdings*                   49,200          982
     Handleman*                        25,100          325
     K2*                               42,100          325
     Landry's Restaurants              37,200          802
     Lone Star Steakhouse & Saloon     34,900          738
     M/I Schottenstein Homes           20,000          649
     MDC Holdings                      24,970        1,039
     Movado Group                      27,500          550
     NVR*                               3,100          894
     Phillips-Van Heusen               27,200          321
     Polaris Industries                 6,800          462

--------------------------------------------------------------------------------
Description                            Shares   Value (000)
--------------------------------------------------------------------------------

   COMMON STOCK - (CONTINUED)
   CONSUMER DISCRETION - (CONTINUED)
     Pulte Homes                       12,800      $   613
     Rent-A-Center*                    19,100        1,022
     Ryland Group                      23,200          949
     Sonic Automotive*                 17,900          358
     Stride Rite                       70,400          489
     TBC*                              50,000          700
     Toll Brothers*                    52,800        1,206
     Toro                              19,700          985
                                                   -------
                                                    22,415
                                                   -------
   CONSUMER STAPLES - 7.2%
     Central Garden and Pet*           41,000          615
     DIMON                             57,200          326
     Dole Food                         39,000        1,168
     Fleming (A)                       29,900          411
     Great Atlantic & Pacific Tea*     16,300          201
     Interstate Bakeries               23,500          612
     Lance                             58,500          731
     Ruddick                           39,700          645
     Standard Commercial               47,600          947
     Universal                         22,900          801
                                                   -------
                                                     6,457
                                                   -------
   ENERGY - 1.8%
     Frontier Oil                      46,800          674
     Holly                             33,800          569
     Offshore Logistics* (A)           20,300          377
                                                   -------
                                                     1,620
                                                   -------
   FINANCIALS - 7.0%
     Bedford Property Investors        41,900        1,068
     Cash America International        57,600          452
     Colonial Properties Trust         13,600          489
     Commerce Group                    20,000          742
     Koger Equity                      27,700          494
     Presidential Life                  9,400          168
     Scottish Annuity & Life Holdings  91,800        1,516
     Stancorp Financial Group          22,900        1,277
     Vesta Insurance Group             49,700          151
                                                   -------
                                                     6,357
                                                   -------
   HEALTH CARE - 2.2%
     Sola International*               46,000          384
     US Oncology*                     143,800        1,053
     West Pharmaceutical Services      21,500          561
                                                   -------
                                                     1,998
                                                   -------

The accompanying notes are an integral part of the financial statements.

                                                     WWW.HIGHMARKFUNDS.COM    39

[HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]

STATEMENT OF NET ASSETS
JULY 31, 2002

SMALL CAP VALUE FUND (CONTINUED)


--------------------------------------------------------------------------------
Description                                        Shares     Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   COMMON STOCK - (CONTINUED)
--------------------------------------------------------------------------------
   INDUSTRIALS - 19.5%
     Albany International, Cl A                     37,700       $   875
     Ameron International                            8,700           457
     Banta                                          31,000         1,021
     Consolidated Graphics*                         20,700           339
     Daisytek International*                        38,000           537
     EMCOR Group*                                    7,000           374
     Gencorp                                        36,500           402
     General Cable                                  64,000           237
     Griffon*                                       68,300         1,031
     Harland (John H.)                              21,800           530
     Harsco                                         30,400           893
     Information Resources*                         47,700           236
     Integrated Electrical Services*                78,200           418
     JLG Industries                                 26,200           236
     Kennametal                                     12,100           393
     Lincoln Electric Holdings                      11,500           266
     Moog, Cl A*                                    39,700         1,318
     Nacco Industries, Cl A                         13,100           615
     Nortek*                                        24,700         1,086
     Paxar*                                         40,500           654
     Pittston Brink's Group                         36,000           818
     Ryder System                                   45,100         1,180
     Standex International                           9,900           208
     Timken                                         47,100           940
     URS*                                           32,100           714
     USFreightways                                  14,200           464
     Walter Industries                              36,200           452
     York International                             28,700           920
                                                                 -------
                                                                  17,614
                                                                 -------
   INFORMATION TECHNOLOGY - 6.9%
     Autodesk                                       55,900           720
     Checkpoint Systems* (A)                        47,600           520
     Gerber Scientific*                             48,400            96
     IKON Office Solutions                         107,100           975
     Imation*                                       31,200           950
     Inter-Tel                                      49,300         1,029
     Itron*                                         28,700           453
     Methode Electronics, Cl A                      59,500           580
     Storage Technology*                            63,200           897
                                                                 -------
                                                                   6,220
                                                                 -------
   MATERIALS - 5.0%
     Chesapeake                                     30,900           649
     Commercial Metals                              56,200         1,049
     HB Fuller                                      42,600         1,153
     Rayonier                                        9,600           476
     Schulman (A.)                                  63,000         1,179
                                                                 -------
                                                                   4,506
                                                                 -------


--------------------------------------------------------------------------------
Description                                   Shares/Par (000)  Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   COMMON STOCK - (CONTINUED)
--------------------------------------------------------------------------------
   UTILITIES - 5.4%
     Avista                                         46,900       $   575
     El Paso Electric*                              52,100           685
     Idacorp                                        12,400           316
     Northwest Natural Gas                          22,400           629
     PNM Resources                                  30,700           613
     UGI (A)                                        40,100         1,243
     Unisource Energy                               52,600           843
                                                                 -------
                                                                   4,904
                                                                 -------
     TOTAL COMMON STOCK
       (Cost $86,619)                                             86,772
                                                                 -------
--------------------------------------------------------------------------------
   COMMERCIAL PAPER - 3.9%
--------------------------------------------------------------------------------
     Centennial Energy Holdings (B)
       1.920%, 08/01/02                             $3,500         3,500
                                                                 -------
     TOTAL COMMERCIAL PAPER
       (Cost $3,500)                                               3,500
                                                                 -------
--------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS - 4.1%
--------------------------------------------------------------------------------
     Bank of America
       1.880%, dated 07/31/02, matures
       08/01/02, repurchase price $822,610
       (collateralized by various corporate
       obligations, par value $838,236,
       5.500%-7.220%, 01/28/25-12/14/32,
       total market value $839,018) (B)                822           822
     Deutsche Bank Securities, Inc.
       1.750%, dated 07/31/02, matures
       08/01/02, repurchase price $2,891,286
       (collateralized by a U.S. Treasury Note,
       par value $2,791,000, 5.000%,
       08/15/11, total market value $2,949,189)      2,891         2,891
                                                                 -------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $3,713)                                               3,713
                                                                 -------
   TOTAL INVESTMENTS - 104.2%
     (Cost $93,832)                                               93,985
                                                                 -------
     PAYABLE UPON RETURN OF SECURITIES LOANED - (4.8)%            (4,322)
     OTHER ASSETS AND LIABILITIES - 0.6%                             498
                                                                --------
   OTHER ASSETS AND LIABILITIES, NET - (4.2)%                     (3,824)
                                                                --------

        The accompanying notes are an integral part of the financial statements.

40    1.800.433.6884

[GRAPHIC OMITTED]

STATEMENT OF NET ASSETS
JULY 31, 2002

SMALL CAP VALUE FUND (CONCLUDED)

--------------------------------------------------------------------------------
Description                                                   Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   NET ASSETS:
--------------------------------------------------------------------------------
     Paid-in-Capital of Fiduciary Shares
       (unlimited authorized - no par value)
       based on 5,635,700 outstanding shares
       of beneficial interest                                    $60,191
     Paid-in-Capital of Class A Shares
       (unlimited authorized - no par value)
       based on 1,411,186 outstanding shares
       of beneficial interest                                     17,745
     Paid-in-Capital of Class B Shares
       (unlimited authorized - no par value)
       based on 827,714 outstanding shares
       of beneficial interest                                     10,321
     Paid-in-Capital of Class C Shares
       (unlimited authorized - no par value)
       based on 184,205 outstanding shares
       of beneficial interest                                      2,281
     Accumulated net realized loss on investments                  (531)
     Net unrealized appreciation on forward foreign
       currency contracts,foreign currencies and
       translation of other assets and liabilities
       denominated in foreign currencies                               1
     Net unrealized appreciation on investments                      153
                                                                 -------
   TOTAL NET ASSETS - 100.0%                                     $90,161
                                                                 =======
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - FIDUCIARY SHARES                           $11.25
                                                                 =======
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - CLASS A SHARES                             $11.13
                                                                 =======
   MAXIMUM OFFERING PRICE PER SHARE -
     CLASS A SHARES ($11.13 [DIVIDE] 94.5%)                       $11.78
                                                                 =======
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - CLASS B SHARES (C)                         $10.93
                                                                 =======
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - CLASS C SHARES (C)                         $10.90
                                                                 =======
--------------------------------------------------------------------------------
* NON-INCOME PRODUCING SECURITIES
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JULY 31, 2002 (SEE NOTE 6). THE TOTAL VALUE OF SECURITIES ON LOAN AT JULY 31, 2002 WAS $4,009,636.
(B) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES
    LENDING.
(C) CLASS B AND CLASS C HAVE CONTINGENT DEFERRED SALES CHARGES. FOR A DESCRIPTION OF POSSIBLE REDEMPTION CHARGES, SEE THE NOTES TO THE FINANCIAL STATEMENTS.
CL  -- CLASS

The accompanying notes are an integral part of the financial statements.

                                                     WWW.HIGHMARKFUNDS.COM    41

[HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]

SCHEDULE OF INVESTMENTS
JULY 31, 2002

INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
Description                            Shares   Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   FOREIGN COMMON STOCK - 87.4%
--------------------------------------------------------------------------------
   AUSTRALIA - 1.5%
     Brambles Industries               65,400      $   287
     Telstra                           59,900          157
                                                   -------
                                                       444
                                                   -------
   BELGIUM - 0.5%
     Interbrew                          5,500          155
                                                   -------
   BRAZIL - 0.3%
     Cia Vale do Rio Doce ADR*          4,300          105
                                                   -------
   CANADA - 1.3%
     Canadian National Railway          4,900          235
     Canadian Natural Resources         5,000          162
                                                   -------
                                                       397
                                                   -------
   DENMARK - 0.2%
     Group 4 Falck                      2,000           58
                                                   -------
   FINLAND - 2.0%
     Nokia Oyj                         23,894          298
     Stora Enso Oyj, R Shares          13,000          152
     UPM-Kymmene Oyj (A)                4,700          153
                                                   -------
                                                       603
                                                   -------
   FRANCE - 13.3%
     Autoroutes du Sud de la France*    6,739          170
     Aventis (A)                       11,016          724
     BNP Paribas                        8,065          371
     Credit Lyonnais                    5,850          228
     Groupe Danone                      3,281          384
     Pechiney, A Shares                 3,036          125
     Sanofi-Synthelabo                  5,413          319
     Schneider Electric                 9,260          445
     Suez                              15,111          329
     TotalFinaElf                       6,505          941
                                                   -------
                                                     4,036
                                                   -------
   GERMANY - 2.8%
     Allianz (A)                        1,205          178
     Altana                             3,023          150
     Bayer (A)                          2,897           72
     Deutsche Telekom (A)               6,516           74
     E.ON (A)                           3,786          184
     SAP                                1,127           84
     Siemens                            2,285          114
                                                   -------
                                                       856
                                                   -------
   HUNGARY - 0.2%
     OTP Bank Rt                        9,690           77
                                                   -------


--------------------------------------------------------------------------------
Description                            Shares   Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   FOREIGN COMMON STOCK - (CONTINUED)
--------------------------------------------------------------------------------
   IRELAND - 0.7%
     Bank of Ireland                   18,607      $   207
                                                   -------
   ITALY - 3.5%
     ENI-Ente Nazionale
     Idrocarburi (A)                   37,140          561
     RAS                                6,589           74
     Telecom Italia (A)                29,763          235
     UniCredito Italiano (A)           50,518          196
                                                   -------
                                                     1,066
                                                   -------
   JAPAN - 19.1%
     Asahi Glass (A)                   31,000          189
     Bridgestone                       16,000          226
     Canon                             10,000          339
     Fujitsu (A)                       37,000          215
     Honda Motor (A)                    7,300          304
     Ito-Yokado                         5,000          230
     Kao                               12,000          271
     Matsushita Electric
     Industrial (A)                    20,000          248
     Mitsubishi (A)                    51,000          316
     Mitsui                            57,000          308
     Mitsui Fudosan (A)                37,000          289
     Nintendo                           1,200          150
     Nissan Motor                      63,000          441
     Nomura Holdings (A)               34,000          455
     Sankyo                            11,000          141
     Sega*                              7,100          155
     Sharp (A)                         13,000          159
     Sony (A)                           8,100          366
     Sumitomo Mitsui Banking           43,000          228
     Takeda Chemical Industries         7,000          291
     Toyota Motor                      13,400          321
     Yamanouchi Pharmaceutical (A)      7,000          175
                                                   -------
                                                     5,817
                                                   -------
   MEXICO - 0.9%
     Cemex ADR                          4,085           99
     Grupo Financiero BBVA
       Bancomer, Cl B*                219,700          176
                                                   -------
                                                       275
                                                   -------
   NETHERLANDS - 4.6%
     ASML Holding*                      5,900           72
     DSM                                2,000           91
     Gucci Group                        3,286          295
     ING Groep                          6,900          150
     Reed Elsevier                     22,600          278
     TPG                               14,511          269
     VNU                               10,600          240
                                                   -------
                                                     1,395
                                                   -------

        The accompanying notes are an integral part of the financial statements.

42    1.800.433.6884

[GRAPHIC OMITTED]

SCHEDULE OF INVESTMENTS
JULY 31, 2002

INTERNATIONAL EQUITY FUND (CONCLUDED)

--------------------------------------------------------------------------------
Description                                         Shares    Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   FOREIGN COMMON STOCK - (CONTINUED)
--------------------------------------------------------------------------------
   POLAND - 0.2%
     Bank Pekao, GDR*                                3,365       $    66
                                                                 -------
   SOUTH KOREA - 2.8%
     Hyundai Motor                                   2,140            64
     Kookmin Bank                                    6,292           291
     Samsung Electronics                             1,760           492
                                                                 -------
                                                                     847
                                                                 -------
   SPAIN - 3.8%
     Banco Bilbao Vizcaya Argentaria                26,800           254
     Banco Popular Espanol                           5,711           250
     Inditex                                        10,400           204
     Telefonica*                                    50,268           443
                                                                 -------
                                                                   1,151
                                                                 -------
   SWEDEN - 0.3%
     Assa Abloy, Cl B                                7,500            87
                                                                 -------
   SWITZERLAND - 8.8%
     Adecco                                          1,728            79
     Credit Suisse Group* (A)                        5,200           124
     Holcim                                            750           144
     Nestle                                          3,093           665
     Novartis                                       22,037           897
     Swiss Reinsurance                               3,475           291
     Syngenta                                        3,608           184
     UBS*                                            6,440           284
                                                                 -------
                                                                   2,668
                                                                 -------
   UNITED KINGDOM - 20.6%
     BAA                                            23,191           181
     Barclays                                       64,072           490
     BHP Billiton                                   23,940           113
     BP                                            110,058           855
     British Sky Broadcasting*                      30,271           283
     GlaxoSmithKline                                30,504           592
     National Grid Group                            19,607           135
     Royal Bank of Scotland Group                   34,304           900
     Scottish & Southern Energy                     32,417           327
     Shell Transport & Trading                     124,742           850
     Six Continents                                 15,119           145
     Tesco                                         123,014           420
     Vodafone Group                                632,963           959
                                                                 -------
                                                                   6,250
                                                                 -------
     TOTAL FOREIGN COMMON STOCK
       (Cost $28,949)                                             26,560
                                                                 -------

--------------------------------------------------------------------------------
Description                               Shares/Par (000)    Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   FOREIGN PREFERRED STOCK - 0.7%
--------------------------------------------------------------------------------
   GERMANY - 0.7%
     Henkel KGaA (A)                                 3,500       $   216
                                                                 -------
     TOTAL FOREIGN PREFERRED STOCK
       (Cost $200)                                                   216
                                                                 -------
--------------------------------------------------------------------------------
   COMMERCIAL PAPER - 9.9%
--------------------------------------------------------------------------------
     Centennial Energy Holdings (B)
       1.920%, 08/01/02                             $1,500         1,500
     Monsanto (B)
       1.900%, 08/01/02                              1,500         1,500
                                                                 -------
     TOTAL COMMERCIAL PAPER
       (Cost $3,000)                                               3,000
                                                                 -------
--------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS - 14.5%
--------------------------------------------------------------------------------
     Bank of America
       1.880%, dated 07/31/02, matures 08/01/02,
       repurchase price $1,562,707
       (collateralized by various corporate
       obligations, par value $1,592,393,
       5.500%-7.220%, 01/28/25-12/14/32,
       total market value $1,593,878) (B)            1,563         1,563
     Deutsche Bank Securities, Inc.
       1.750%, dated 07/31/02, matures
       08/01/02, repurchase price $2,838,646
       (collateralized by various U.S. Treasury
       obligations, par value $2,295,000,
       5.000%-11.750%, 08/15/11-11/15/14,
       total market value $2,895,483)                2,839         2,839
                                                                 -------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $4,402)                                               4,402
                                                                 -------
   TOTAL INVESTMENTS - 112.5%
     (Cost $36,551)                                               34,178
                                                                 -------
     PAYABLE UPON RETURN OF SECURITIES LOANED - (13.6)%           (4,128)
     OTHER ASSETS AND LIABILITIES - 1.1%                             333
                                                                --------
   OTHER ASSETS AND LIABILITIES, NET - (12.5)%                    (3,795)
                                                                 -------
   TOTAL NET ASSETS - 100.0%                                     $30,383
                                                                 =======
--------------------------------------------------------------------------------
* NON-INCOME PRODUCING SECURITIES
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JULY 31, 2002 (SEE NOTE 6). THE TOTAL VALUE OF SECURITIES ON LOAN AT JULY 31, 2002 WAS $3,914,870.
(B) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES
    LENDING.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL  -- CLASS
GDR -- GLOBAL DEPOSITORY RECEIPT

The accompanying notes are an integral part of the financial statements.

                                                     WWW.HIGHMARKFUNDS.COM    43

[HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]

STATEMENT OF NET ASSETS
JULY 31, 2002

CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

--------------------------------------------------------------------------------
Description                                       Par (000)  Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   CALIFORNIA MUNICIPAL BONDS - 98.2%
--------------------------------------------------------------------------------
     Alameda County, Santa Rita Jail Project,
       COP, MBIA Insured
       5.250%, 12/01/04                             $  500      $    540
     Anaheim, Public Financing Authority,
       Electric Utility Projects, RB, MBIA
       Insured Callable 04/01/03 @ 102
       5.500%, 10/01/10                              1,750         1,815
     Anaheim, Water Authority, RB
       Callable 09/09/02 @ 100
       5.750%, 04/01/04                                165           166
     Atascadero, Unified School District,
       Measure B, Capital Projects,
       Ser A, COP, MBIA Insured
       Callable 08/01/06 @ 102
       5.200%, 08/01/08                              1,000         1,102
     Bakersfield, Convention Center
       Expansion Project, COP, MBIA Insured
       5.300%, 04/01/06                                500           551
     Berkeley, Unified School District,
       Ser D, GO, FGIC Insured
       8.250%, 08/01/05                                345           405
     Berryessa, Unified School District,
       GO, MBIA Insured
       5.375%, 03/01/12                                460           515
     Brentwood, Unified School District,
       Election 1997 Project, Ser B, GO,
       FGIC Insured Callable 08/01/10 @ 101
       4.850%, 08/01/14                                410           432
     Burlingame, Elementary School District,
       GO, FSA Insured
       5.250%, 07/15/16                                795           876
     California State, Department of Water
       Resources, Central Valley Project,
       Water System, Ser J-2, RB
       6.000%, 12/01/06                              1,400         1,603
     California State, Department of Water
       Resources, Central Valley Project,
       Water System, Ser Q, RB
       6.000%, 12/01/07                              1,500         1,740
       6.000%, 12/01/09                                285           334
     California State, Department of Water
       Resources, Central Valley Project,
       Water System, Ser Q, RB, ETM
       6.000%, 12/01/09                                215           254
     California State, Educational Facilities
       Authority, Loyola-Marymount University,
       RB, MBIA Insured Callable 10/01/11 @ 101
       4.500%, 10/01/12                              1,560         1,642


--------------------------------------------------------------------------------
Description                                       Par (000)  Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   CALIFORNIA MUNICIPAL BONDS - (CONTINUED)
--------------------------------------------------------------------------------
     California State, Educational Facilities
       Authority, Pooled College & University
       Projects, Ser C, RB, MBIA Insured
       5.000%, 03/01/06                             $  655      $    714
     California State, Educational Facilities
       Authority, Stanford University, Ser P, RB
       5.250%, 12/01/13                                640           721
     California State, Educational Facilities
       Authority, Stanford University, Ser R, RB
       5.000%, 11/01/11                                500           551
     California State, GO
       7.000%, 08/01/07                              1,000         1,180
       6.250%, 04/01/08                              1,000         1,150
       6.250%, 09/01/08                                695           806
     California State, GO, AMBAC Insured
       6.500%, 09/01/06                              1,000         1,151
     California State, GO, FGIC Insured
       4.500%, 09/01/10                              1,000         1,062
     California State, Public Works Board Lease,
       Department of Corrections, State Prison
       Project, Ser E, RB, FSA Insured
       6.000%, 06/01/08                              1,165         1,338
     California State, Public Works Board Lease,
       Various University of California Projects,
       Ser A, RB, AMBAC Insured
       Callable 12/01/07 @ 102
       5.100%, 12/01/10                              1,000         1,089
     Central Coast, Water Authority, Water
       Project Regional Facilities, Ser A, RB,
       AMBAC Insured Callable 10/01/06 @ 102
       5.000%, 10/01/07                              2,250         2,497
     Coachella Valley, Water District
       Improvement Authority, Flood
       Control Project, COP, AMBAC Insured
       4.500%, 10/01/06                              1,045         1,133
     Coast Community College, Coastline
       Community College Center Project, COP,
       MBIA Insured Callable 02/01/06 @ 102
       5.500%, 02/01/11                                640           690
       5.200%, 02/01/08                                500           546
     Conejo Valley, Unified School District, GO
       5.000%, 08/01/09                              1,250         1,380
     Contra Costa County, Merrithew Memorial
       Hospital Project, COP, MBIA Insured
       Callable 11/01/07 @ 102
       5.500%, 11/01/12                              2,160         2,365
       5.200%, 11/01/09                              2,000         2,217


        The accompanying notes are an integral part of the financial statements.

44    1.800.433.6884

[GRAPHIC OMITTED]

STATEMENT OF NET ASSETS
JULY 31, 2002

CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND (CONTINUED)

--------------------------------------------------------------------------------
Description                                       Par (000)  Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   CALIFORNIA MUNICIPAL BONDS - (CONTINUED)
--------------------------------------------------------------------------------
     Contra Costa, Transportation Authority,
       Sales Tax, Ser A, ETM, RB
       Callable 10/14/02 @ 101
       6.875%, 03/01/07                             $  500      $    567
     Contra Costa, Transportation Authority,
       Sales Tax, Ser A, RB, FGIC Insured
       6.000%, 03/01/06                              4,000         4,485
       6.000%, 03/01/09                              1,000         1,157
     Contra Costa, Transportation Authority,
       Sales Tax, Ser A, RB, FGIC Insured
       Callable 03/01/05 @ 100
       5.300%, 03/01/06                                600           646
     Contra Costa, Water District Authority,
       Ser G, RB, MBIA Insured
       Callable 10/01/04 @ 102
       5.700%, 10/01/06                              2,500         2,731
     Cupertino, Ser A, COP
       Callable 01/01/03 @ 102
       5.500%, 01/01/05                                500           517
     Desert Sands, Unified School District,
       Capital Projects, COP, FSA Insured
       Callable 03/01/05 @ 102
       5.500%, 03/01/09                                565           612
       5.400%, 03/01/08                                660           715
     Downey, Civic Center Project, COP,
       MBIA Insured
       5.300%, 02/01/06                                600           658
     East Bay, Municipal Utility District,
       Wastewater Treatment System,
       RB, FGIC Insured
       6.000%, 06/01/06                                750           847
     East Bay, Municipal Utility District,
       Water System Project, RB, MBIA Insured
       Callable 06/01/11 @ 100
       5.250%, 06/01/13                                500           548
       5.250%, 06/01/14                              1,000         1,085
     Eastern Municipal Water District, COP
       Prerefunded @ 100 (A)
       6.900%, 11/01/02                              1,755         1,779
     Eastern Municipal Water District,
       Ser A, COP, FGIC Insured
       Callable 07/01/11 @ 100
       5.250%, 07/01/12                                300           331
       5.250%, 07/01/13                              1,000         1,095
     Escondido, Unified High School District,
       ETM, GO, MBIA Insured
       5.200%, 11/01/06                              1,000         1,123


--------------------------------------------------------------------------------
Description                                       Par (000)  Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   CALIFORNIA MUNICIPAL BONDS - (CONTINUED)
--------------------------------------------------------------------------------
     Escondido, Unified High School District,
       ETM, GO, MBIA Insured
       Callable 11/01/06 @ 102
       5.600%, 11/01/09                             $1,000      $  1,115
     Escondido, Unified School District,
       Ser A, GO, FGIC Insured
       Callable 09/01/07 @ 102
       5.000%, 09/01/08                                500           554
     Fallbrook, Unified High School District,
       GO, FGIC Insured
       5.375%, 09/01/12                                250           281
     Fremont, Unified High School District,
       Santa Clara, Ser B, GO
       5.000%, 09/01/10                                600           662
     Fremont, Unified High School District,
       Ser B, GO Callable 09/01/10 @ 100
       5.250%, 09/01/15                              1,000         1,068
     Fresno, Joint Powers Financing Authority,
       Fresno City Hall, RB, AMBAC Insured
       Callable 08/01/10 @ 100
       4.600%, 08/01/11                                500           530
     Glendale, Unified School District,
       Ser A, GO, FGIC Insured
      5.500%, 09/01/05                                600           661
     Glendale, Unified School District,
       Ser B, GO, FSA Insured
       Callable 09/01/08 @ 101
       4.625%, 09/01/09                                670           725
     Hawthorne, School District,
       Ser A, GO, FGIC Insured
       4.650%, 11/01/06                              1,000         1,091
     Hollister, Redevelopment Agency,
       Community Development Project,
       TA, AMBAC Insured
       Callable 10/01/07 @ 102
       5.000%, 10/01/08                                740           820
     Industry, GO, FGIC Insured
       Callable 07/01/05 @ 100.625
       5.500%, 07/01/10                                670           714
     Irvine Ranch, Water District Authority,
       Ser A, RB (B)
       1.360%, 05/01/09                              1,700         1,700
     Joshua Basin-Hi Desert Financing
       Authority, Water District Project,
       RB, AMBAC Insured
       4.900%, 05/01/09                                465           510
       4.800%, 05/01/08                                445           486


The accompanying notes are an integral part of the financial statements.

                                                     WWW.HIGHMARKFUNDS.COM    45

[HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]

STATEMENT OF NET ASSETS
JULY 31, 2002

CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND (CONTINUED)

--------------------------------------------------------------------------------
Description                                       Par (000)   Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   CALIFORNIA MUNICIPAL BONDS - (CONTINUED)
--------------------------------------------------------------------------------
     Kings River, Conservation District,
       Pine Flat Power, Ser F, RB
       4.625%, 01/01/11                             $  500      $    533
     Las Virgenes, Unified School District,
       Ser A, ETM, GO, MBIA Insured
       5.000%, 11/01/05                              1,000         1,100
     Livermore-Amador Valley, Water
       Management Authority, Ser A,
       RB, AMBAC Insured
       Callable 08/01/11 @ 100
       5.250%, 08/01/14                                750           815
     Los Angeles County, Metropolitan
       Transportation Authority, Sales Tax
       Project, 1st Tier, Ser A, RB, FSA Insured
       5.250%, 07/01/06                              1,220         1,350
     Los Angeles County, Metropolitan
       Transportation Authority, Sales Tax
       Project, A-1st Ser, Ser B, RB, FSA Insured
       5.250%, 07/01/11                              1,050         1,171
     Los Angeles County, Metropolitan
       Transportation Authority, Sales Tax
       Project, C-2nd Ser, Ser A, RB,
       AMBAC Insured
       5.500%, 07/01/10                              1,000         1,133
     Los Angeles County, Metropolitan
       Transportation Authority, Sales Tax
       Project, C-2nd Ser, Ser A, RB,
       FGIC Insured
       5.000%, 07/01/10                              2,000         2,203
     Los Angeles County, Public Works
       Financing Authority, Regional Park &
       Open Space District, Ser A, RB
       5.250%, 10/01/05                              1,700         1,862
     Los Angeles County, Public Works
       Financing Authority, Regional Park &
       Open Space District, Ser A, RB
       Callable 10/01/07 @ 101
       5.500%, 10/01/08                              3,445         3,863
     Los Angeles, Department of Airports,
       Ser A, RB, FGIC Insured
       6.000%, 05/15/05                              1,650         1,823
     Los Angeles, Department of Airports,
       Ser A, RB, FGIC Insured
       Callable 05/15/05 @ 101
       5.500%, 05/15/08                              1,000         1,075
     Los Angeles, Department of Airports,
       Ser B, RB, FGIC Insured
       6.500%, 05/15/04                              3,340         3,611


--------------------------------------------------------------------------------
Description                                       Par (000)   Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   CALIFORNIA MUNICIPAL BONDS - (CONTINUED)
--------------------------------------------------------------------------------
     Los Angeles, Department of Water & Power,
       Ser A-A-1, RB, MBIA Insured
       5.250%, 07/01/10                             $1,625      $  1,818
       5.250%, 07/01/11                              3,335         3,719
     Los Angeles, Department of Water & Power,
       Ser A-A-1, RB, MBIA Insured
       Callable 07/01/11 @ 100
       5.250%, 07/01/13                              1,500         1,643
     Los Angeles, Ser A, GO, FGIC Insured
       5.250%, 09/01/09                                500           562
       5.250%, 09/01/10                                350           392
     Los Angeles, Ser A, GO, MBIA Insured
       5.500%, 09/01/04                                700           753
     Los Angeles, Unified School District,
       GO, MBIA Insured
       5.500%, 07/01/12                                580           658
     Los Angeles, Unified School District,
       Ser A, GO, FGIC Insured
       6.000%, 07/01/07                              1,300         1,493
       6.000%, 07/01/10                                800           933
       6.000%, 07/01/11                              1,385         1,622
     Los Angeles, Unified School District,
       Ser D, GO, FGIC Insured
       Prerefunded @ 100 (A)
       5.500%, 07/01/10                              2,000         2,305
     Los Angeles, Unified School District,
       Ser E, GO, MBIA Insured
       Callable 07/01/12 @100
       5.500%, 07/01/15                              1,390         1,536
     Los Angeles, Waste Water Systems,
       Ser B, RB, FGIC Insured
       5.250%, 06/01/07                              1,000         1,115
     Los Angeles, Waste Water Systems,
       Ser C, RB, MBIA Insured
       5.375%, 06/01/12                              1,145         1,285
     Los Gatos-Saratoga, Joint Unified High
       School, Election of 1998 Project,
       Ser B, GO Callable 12/01/10 @ 101
       4.750%, 12/01/13                                365           386
       4.600%, 12/01/12                                875           925
     Menlo Park, Community Development
       Agency, Las Pulgas Community
       Development Project, TA, AMBAC
       Insured Callable 06/01/10 @ 102
       4.650%, 06/01/11                                520           556
     Merced County, Construction & Equipment
       Project, CSAC Lease, COP, FSA Insured
       Callable 10/01/02 @ 101
       6.000%, 10/01/05                                610           620


        The accompanying notes are an integral part of the financial statements.

46    1.800.433.6884

[GRAPHIC OMITTED]

STATEMENT OF NET ASSETS
JULY 31, 2002

CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND (CONTINUED)

--------------------------------------------------------------------------------
Description                                       Par (000)   Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   CALIFORNIA MUNICIPAL BONDS - (CONTINUED)
--------------------------------------------------------------------------------
     Merced County, Construction & Equipment
       Project, CSAC Lease, ETM, COP, FSA Insured
       Callable 10/01/02 @ 101
       6.000%, 10/01/05                             $  640      $    651
     Metropolitan, Water District of Southern
       California, Ser A, RB
       5.250%, 07/01/11                              1,350         1,500
     Metropolitan, Water District of Southern
       California, Ser A, RB
       Callable 07/01/11 @ 101
       5.375%, 07/01/12                              2,000         2,225
     Metropolitan, Water District of Southern
       California, Ser B, RB, MBIA Insured
       Callable 07/01/06 @ 102
       5.250%, 07/01/07                              1,820         2,027
     Metropolitan, Water District of Southern
       California, Ser C, RB
       Callable 01/01/07 @ 102
       6.000%, 07/01/07                              1,900         2,183
     Metropolitan, Water District of Southern
       California, Waterworks Project, Ser B, GO
       4.000%, 03/01/11                              1,000         1,024
     Milpitas, Redevelopment Agency,
       Redevelopment Project,
       Area No. 1, TA, MBIA Insured
       4.600%, 01/15/06                              1,040         1,117
     Mojave, Water Agency, Supplemental
       Water Entitlement, COP, MBIA Insured
       Callable 09/01/07 @ 102
       5.100%, 09/01/08                                500           556
     Mountain View, Los Altos High School
       District, Ser B, GO
       Callable 05/01/07 @ 102
       5.650%, 05/01/12                                585           644
       5.350%, 05/01/09                                755           838
       5.250%, 05/01/08                                500           557
     Mountain View, Shoreline Regional Park
       Community, Ser A, TA, MBIA Insured
       Callable 08/01/06 @ 102
       5.600%, 08/01/10                                500           550
       5.400%, 08/01/08                                700           775
     Oak Park, Unified School District, GO,
       MBIA Insured
       5.250%, 05/01/08                              1,250         1,394
     Orange County, Local Transportation
       Authority, Measure M, First Senior, RB
       6.000%, 02/15/07                              2,040         2,318


--------------------------------------------------------------------------------
Description                                       Par (000)   Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     CALIFORNIA MUNICIPAL BONDS - (CONTINUED)
--------------------------------------------------------------------------------
     Orange County, Local Transportation
       Authority, Measure M, Second Senior,
       RB, FGIC Insured
       6.000%, 02/15/07                             $2,345      $  2,667
       5.800%, 02/15/05                              1,000         1,094
     Orange County, Local Transportation
       Authority, Measure M, Second Senior,
       Ser A, RB, MBIA Insured
       5.500%, 02/15/08                              3,300         3,700
       5.500%, 02/15/10                              1,000         1,130
       5.500%, 02/15/11                                250           282
     Orange County, Municipal Water District,
       Allen-McColloch Pipeline Project,
       COP, MBIA Insured
       5.500%, 07/01/05                              2,000         2,195
     Orange County, Water District,
       Ser A, COP, MBIA Insured
       Callable 08/15/07 @ 101
       4.875%, 08/15/10                              2,000         2,145
     Port Oakland, Ser D, RB, MBIA Insured
       6.500%, 11/01/03                                500           529
     Redwood City, Elementary School District,
       GO, FGIC Insured
       5.500%, 08/01/10                              1,140         1,297
       5.500%, 08/01/14                                700           794
     Rialto, Unified School District,
       Ser A, GO, FGIC Insured
       5.500%, 06/01/07                                500           563
     Riverside County, Transportation
       Commission, Sales Tax Revenue,
       Ser A, RB, AMBAC Insured
       5.750%, 06/01/09                                740           851
       5.700%, 06/01/06                              1,060         1,189
     Riverside, Water Authority, RB
       Callable 10/01/02 @ 100.25
       5.750%, 04/01/03                                250           253
     Sacramento, Municipal Utility District,
       Electric, Ser C, ETM, RB, FGIC Insured
       Callable 11/15/02 @ 102
       5.750%, 11/15/08                                570           588
     Sacramento, Municipal Utility District,
       Electric, Ser C, RB, FGIC Insured
       Callable 11/15/02 @ 102
       5.750%, 11/15/08                                380           391
     Sacramento, Municipal Utility District,
       Ser O, RB, MBIA Insured
       5.250%, 08/15/10                                500           560


The accompanying notes are an integral part of the financial statements.

                                                     WWW.HIGHMARKFUNDS.COM    47

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STATEMENT OF NET ASSETS
JULY 31, 2002

CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND (CONTINUED)

--------------------------------------------------------------------------------
Description                                       Par (000)  Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   CALIFORNIA MUNICIPAL BONDS - (CONTINUED)
--------------------------------------------------------------------------------
     Sacramento, Municipal Utility District,
       Ser P, RB, FSA Insured
       Callable 08/15/11 @ 100
       5.250%, 08/15/13                             $1,000      $  1,096
     Sacramento, Regional County, Sanitation
       District Financing Authority, GO
       5.000%, 08/01/04                                870           924
     San Bernardino County, Transportation
       Authority, Sales Tax Revenue,
       Ser A, RB, FSA Insured
       Callable 03/01/08 @ 101
       5.000%, 03/01/09                              1,000         1,099
     San Bernardino County, Transportation
       Authority, Ser A, ETM, RB, FGIC Insured
       Callable 09/09/02 @ 102
       6.000%, 03/01/06                              1,000         1,023
     San Bernardino County, Transportation
       Authority, Ser A, RB, FSA Insured
       5.250%, 03/01/07                              2,000         2,218
     San Bernardino County, Transportation
       Authority, Ser A, RB, MBIA Insured
       6.250%, 03/01/10                              2,000         2,345
       6.000%, 03/01/06                              1,735         1,945
     San Bernardino, Municipal Water
       Department, Sewer Authority,
       COP, FGIC Insured
       4.500%, 02/01/09                              1,025         1,098
     San Bernardino, Municipal Water
       Department, Sewer Authority,
       COP, FGIC Insured
       Callable 02/01/09 @ 101
       5.000%, 02/01/11                              1,130         1,239
     San Diego County, Regional Transportation
       Commission, Second Senior,
       Ser A, RB, AMBAC Insured
       6.000%, 04/01/06                              3,000         3,375
     San Diego County, Regional Transportation
       Commission, Second Senior,
       Ser A, RB, AMBAC Insured
       Callable 04/01/06 @ 102
       5.000%, 04/01/08                              1,995         2,170
     San Diego County, Regional Transportation
       Commission, Second Senior,
       Ser A, RB, FGIC Insured
       5.250%, 04/01/06                              2,100         2,311
     San Diego County, Water Authority,
       Ser A, COP
       5.000%, 05/01/04                              2,625         2,766


--------------------------------------------------------------------------------
Description                                       Par (000)  Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   CALIFORNIA MUNICIPAL BONDS - (CONTINUED)
--------------------------------------------------------------------------------
     San Diego, Public Facilities Financing
       Authority, RB, FGIC Insured
       6.000%, 05/15/06                             $2,800      $  3,161
       6.000%, 05/15/07                              2,000         2,290
     San Diego, Water Utility System, RB,
       FGIC Insured
       4.400%, 08/01/08                              1,100         1,181
     San Diego-Metropolitan Transit
       Development Board Authority, Lease, RB
       Callable 09/01/04 @ 102
       5.500%, 09/01/07                                450           487
     San Francisco City & County, Airport
       Commission, International Airport,
       Second Senior, Issue 20, RB, MBIA
       Insured Callable 05/01/08 @ 101
       4.250%, 05/01/09                              1,000         1,059
     San Francisco City & County, Public
       Utilities Commission, Water Revenue,
       Ser A, RB, FSA Insured
       5.000%, 11/01/10                              1,000         1,105
       5.000%, 11/01/11                              1,500         1,650
     San Francisco City & County,
       Ser 1, GO, FGIC Insured
       5.750%, 06/15/06                                865           972
     San Francisco, Bay Area Rapid Transit
       District, RB, AMBAC Insured
       Callable 07/01/11 @ 100
       5.250%, 07/01/14                              1,000         1,086
     San Francisco, Bay Area Rapid Transit, RB
       5.500%, 07/01/05                              3,075         3,367
     San Francisco, New Public Housing
       Authority, RB
       Callable 08/01/02 @ 101
       5.000%, 08/01/03                                350           360
     San Joaquin County, Capital Facilities
       Project, COP, MBIA Insured
       4.800%, 11/15/07                              1,000         1,103
       4.625%, 11/15/05                              1,035         1,120
     San Jose, Financing Authority, Convention
       Center Project, Ser F, RB, MBIA Insured
       4.250%, 09/01/11                              1,765         1,838
     San Jose, Libraries & Parks Project, GO
       4.750%, 09/01/09                              1,000         1,093
     San Jose, Redevelopment Agency,
       Merged Area Redevelopment Project,
       TA, AMBAC Insured
       Callable 08/01/08 @ 102
       5.000%, 08/01/09                              1,500         1,667


        The accompanying notes are an integral part of the financial statements.


48    1.800.433.6884

[GRAPHIC OMITTED]

STATEMENT OF NET ASSETS
JULY 31, 2002

CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND (CONTINUED)

--------------------------------------------------------------------------------
Description                                       Par (000)   Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   CALIFORNIA MUNICIPAL BONDS - (CONTINUED)
--------------------------------------------------------------------------------
     San Jose, Redevelopment Agency,
       Merged Area Redevelopment Project,
       TA, MBIA Insured
       6.000%, 08/01/06                            $ 1,300      $  1,476
       6.000%, 08/01/07                              1,800         2,068
       6.000%, 08/01/08                              2,100         2,431
       6.000%, 08/01/09                              1,500         1,749
       6.000%, 08/01/10                              1,000         1,164
     San Jose, Unified School District,
       Ser B, GO, MBIA Insured
       Callable 08/01/08 @ 102
       4.000%, 08/01/09                                800           836
     San Juan, Unified School District,
       GO, FSA Insured
       5.250%, 08/01/08                                500           560
       5.250%, 08/01/10                              1,150         1,288
     San Luis, Obispo County Financing
       Authority, Lopez Dam Improvement,
       Ser A, RB, MBIA Insured
       Callable 08/01/10 @ 100
       4.600%, 08/01/11                                470           498
     San Mateo County, Transit District,
       Ser A, RB, MBIA Insured
       5.250%, 06/01/16                              2,000         2,205
     San Mateo, Unified High School District,
       Election of 2000, Ser A, GO, FGIC Insured
       Callable 09/01/11 @ 100
       5.375%, 09/01/13                              2,195         2,436
     Santa Ana, Community Redevelopment
       Agency, Mainplace Project,
       Ser E, ETM, RB
       6.400%, 12/15/10                                645           731
     Santa Barbara County, Local Transportation
       Authority, Sales Tax, RB, FGIC Insured
       Callable 4/01/04 @ 101
       5.000%, 04/01/07                              1,000         1,049
     Santa Clara County, Financing Authority,
       Ser A, RB, AMBAC Insured
       4.600%, 11/15/06                              1,350         1,472
     Santa Cruz County, Public Financing
       Authority, Ser A, TA, MBIA Insured
       Callable 09/01/03 @ 102
       5.100%, 09/01/05                                500           528
     Santa Maria, Unified High School District,
       Ser A, GO, FSA Insured
       5.500%, 08/01/15                                510           576

--------------------------------------------------------------------------------
Description                                       Par (000)   Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     CALIFORNIA MUNICIPAL BONDS - (CONTINUED)
--------------------------------------------------------------------------------
     South Orange County, Public Financing
       Authority, Foothill Area, Ser C, RB,
       FGIC Insured
       7.500%, 08/15/07                             $1,000      $  1,216
     South Placer, Waste Water Authority,
       Ser A, RB, FGIC Insured
       4.500%, 11/01/10                              1,000         1,070
     Southern California, Public Power
       Authority, Ser A, RB, FSA Insured
       5.375%, 01/01/09                              1,610         1,805
     Southern California, Public Power
       Authority, Ser B, RB, AMBAC Insured
       Callable 09/16/02 @ 102
       5.900%, 07/01/04                              1,000         1,024
     Tulare County, Capital Improvement Project,
       Ser A, COP, MBIA Insured
       5.375%, 02/15/06                                500           551
       5.250%, 02/15/05                              1,000         1,080
     Turlock, Irrigation District, Ser A, RB,
       MBIA Insured
       6.000%, 01/01/07                              1,000         1,134
       6.000%, 01/01/08                              1,425         1,630
       6.000%, 01/01/11                                500           580
     University of California, UCLA Center,
       Chiller/Cogen Project, COP
       Callable 11/01/03 @ 102
       5.000%, 11/01/04                              1,000         1,061
     Upland, Community Redevelopment
       Agency, Merged Project, Ser A, TA,
       AMBAC Insured Callable 09/01/08 @ 102
       4.200%, 09/01/09                                860           911
     West Basin, Municipal Water District,
       1992 Project, Ser A, COP, AMBAC Insured
       Callable 08/01/07 @ 101
       5.000%, 08/01/08                                425           467
     West Hollywood, COP, MBIA Insured
       Callable 02/01/08 @ 102
       4.550%, 02/01/09                                665           714
     Wiseburn, School District, Ser A, GO,
       FGIC Insured Callable 08/01/10 @ 100
       4.900%, 08/01/15                                500           520
       4.500%, 08/01/11                                330           348
                                                                --------
     TOTAL CALIFORNIA MUNICIPAL BONDS
       (Cost $212,450)                                           226,151
                                                                --------


The accompanying notes are an integral part of the financial statements.

                                                     WWW.HIGHMARKFUNDS.COM    49

[HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]

STATEMENT OF NET ASSETS
JULY 31, 2002

CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND (CONCLUDED)

--------------------------------------------------------------------------------
Description                                         Shares   Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   REGULATED INVESTMENT COMPANY - 0.3%
--------------------------------------------------------------------------------
     BlackRock Provident California Tax Free
       Money Market                                793,009      $    793
                                                                --------
     TOTAL REGULATED INVESTMENT COMPANY
       (Cost $793)                                                   793
                                                                --------
   TOTAL INVESTMENTS - 98.5%
     (Cost $213,243)                                             226,944
                                                                --------
   OTHER ASSETS AND LIABILITIES, NET - 1.5%                        3,343
                                                                --------
--------------------------------------------------------------------------------
   NET ASSETS:
--------------------------------------------------------------------------------
     Paid-in-Capital of Fiduciary Shares
       (unlimited authorized - no par value)
       based on 11,803,160 outstanding shares
       of beneficial interest                                    112,841
     Paid-in-Capital of Class A Shares
       (unlimited authorized - no par value)
       based on 9,495,913 outstanding shares
       of beneficial interest                                     96,010
     Paid-in-Capital of Class B Shares
       (unlimited authorized - no par value)
       based on 710,343 outstanding shares
       of beneficial interest                                      7,274
     Undistributed net investment income                             228
     Accumulated net realized gain on investments                    233
     Net unrealized appreciation on investments                   13,701
                                                                --------
   TOTAL NET ASSETS - 100.0%                                    $230,287
                                                                ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - FIDUCIARY SHARES                           $10.48
                                                                ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - CLASS A SHARES                             $10.44
                                                                ========
   MAXIMUM OFFERING PRICE PER SHARE -
     CLASS A SHARES ($10.44 [DIVIDE] 96.75%)                      $10.79
                                                                ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - CLASS B SHARES (C)                         $10.44
                                                                ========

(A) PREREFUNDED SECURITY -- THE MATURITY DATE SHOWN IS THE PREREFUNDED DATE.
(B) SECURITIES ARE HELD IN CONJUNCTION WITH A LETTER OF CREDIT OR A LIQUIDITY AGREEMENT BY A MAJOR COMMERCIAL BANK OR FINANCIAL INSTITUTION.
(C) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE. FOR A DESCRIPTION OF POSSIBLE REDEMPTION CHARGES, SEE THE NOTES TO THE FINANCIAL STATEMENTS.
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
COP   -- CERTIFICATES OF PARTICIPATION
CSAC  -- CALIFORNIA STATE ASSOCIATION OF COUNTIES
ETM   -- ESCROWED TO MATURITY
FGIC  -- FINANCIAL GUARANTY INSURANCE CORPORATION
FSA   -- FINANCIAL SECURITY ASSURANCE
GO    -- GENERAL OBLIGATION
MBIA  -- MUNICIPAL BOND INVESTORS ASSURANCE
RB    -- REVENUE BOND
SER   -- SERIES
TA    -- TAX ALLOCATION


        The accompanying notes are an integral part of the financial statements.

50    1.800.433.6884

[GRAPHIC OMITTED]

STATEMENT OF NET ASSETS
JULY 31, 2002

BOND FUND

--------------------------------------------------------------------------------
Description                                       Par (000)   Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   U.S. TREASURY OBLIGATIONS - 9.4%
--------------------------------------------------------------------------------
     U.S. Treasury Bonds (A)
      10.375%, 11/15/12                            $ 3,000      $  3,940
       8.750%, 08/15/20                              4,935         6,873
       8.125%, 08/15/19                             12,500        16,427
       7.250%, 05/15/16                             16,100        19,496
       7.125%, 02/15/23                              4,000         4,830
                                                                --------
     TOTAL U.S. TREASURY OBLIGATIONS
       (Cost $45,338)                                             51,566
                                                                --------
--------------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCY OBLIGATIONS - 3.6%
--------------------------------------------------------------------------------
     FNMA (A)
       7.125%, 02/15/05                              9,650        10,652
       6.375%, 06/15/09                              8,000         8,836
                                                                --------
     TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
       (Cost $17,347)                                             19,488
                                                                --------
--------------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS - 33.5%
--------------------------------------------------------------------------------
     FHLMC
       6.500%, 11/01/09                              8,089         8,477
       6.000%, 10/01/09                              9,704        10,069
     FHLMC CMO REMIC, Ser 1666, Cl J
       6.250%, 01/15/24                              2,000         2,130
     FNMA
       8.500%, 05/01/25                                199           216
       8.000%, 08/01/24                                 22            24
       8.000%, 09/01/24                                 10            11
       8.000%, 07/01/26                                286           307
       8.000%, 06/01/30                                382           407
       7.500%, 12/01/26                              3,264         3,461
       7.000%, 02/01/09                              4,615         4,889
       7.000%, 12/01/10                             10,327        10,954
       7.000%, 05/01/30                              2,282         2,376
       6.500%, 12/01/07                                692           720
       6.500%, 03/01/24                                654           678
       6.500%, 01/01/26                                576           594
       6.500%, 05/01/26                                525           542
       6.500%, 01/01/28                                545           562
       6.500%, 02/01/28                                673           695
       6.500%, 03/01/28                                905           934
       6.500%, 04/01/28                              3,321         3,422
       6.500%, 01/01/29                              9,117         9,393
       6.500%, 06/01/29                             12,875        13,252
       6.500%, 07/01/29                              5,912         6,087
       6.500%, 08/01/29                              3,519         3,622
       6.500%, 05/01/30                              9,101         9,368
       6.000%, 05/01/09                                338           350


--------------------------------------------------------------------------------
Description                                       Par (000)   Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS -
   (CONTINUED)
--------------------------------------------------------------------------------
     FNMA-- (continued)
       6.000%, 09/01/10                             $  671      $    696
       6.000%, 05/01/11                              1,050         1,089
       6.000%, 01/01/12                                733           760
       6.000%, 03/01/13                              1,596         1,655
       6.000%, 10/01/16                              9,034         9,298
       6.000%, 12/01/27                              1,248         1,267
       6.000%, 07/01/28                              6,251         6,341
       6.000%, 08/01/28                                770           781
       6.000%, 10/01/28                              3,280         3,327
       6.000%, 12/01/28                             23,636        23,976
       5.500%, 01/01/17                              2,903         2,942
       5.500%, 02/01/17                              1,922         1,948
     FNMA CMO REMIC, Ser 1993-137, Cl C
       6.200%, 09/25/02                                195           194
     FNMA CMO REMIC, Ser 1993-140, Cl H
       6.500%, 03/25/13                              1,500         1,593
     GNMA
       8.000%, 04/15/17                                111           120
       8.000%, 05/15/17                                 44            47
       8.000%, 11/15/26                              3,373         3,609
       8.000%, 12/15/26                              1,016         1,087
       7.500%, 05/15/23                                877           935
       7.500%, 01/15/24                                449           478
       7.500%, 02/15/24                                 383           408
       7.500%, 09/15/25                                152           162
       7.500%, 02/15/27                                267           283
       7.500%, 06/15/27                                145           154
       7.500%, 07/15/27                                613           650
       7.500%, 08/15/27                                399           425
       7.000%, 01/15/24                                238           250
       7.000%, 04/15/24                                497           522
       6.500%, 06/15/23                              1,099         1,142
       6.500%, 12/15/23                                601           625
       6.500%, 01/15/24                                221           230
       6.500%, 02/15/24                                492           511
       6.500%, 10/15/25                                435           451
       6.500%, 04/15/26                              1,016         1,053
       6.500%, 01/15/29                              3,587         3,706
       6.500%, 05/15/29                             10,083        10,417
       6.500%, 06/15/29                                385           398
       6.500%, 11/15/29                                415           429
       6.000%, 07/15/28                              1,364         1,391
       6.000%, 08/15/28                                763           778
       6.000%, 09/15/28                              3,130         3,191
                                                                --------
     TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS
       (Cost $175,358)                                           182,859
                                                                --------

The accompanying notes are an integral part of the financial statements.

                                                     WWW.HIGHMARKFUNDS.COM    51

[HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]

STATEMENT OF NET ASSETS
JULY 31, 2002

BOND FUND (CONTINUED)

--------------------------------------------------------------------------------
Description                                       Par (000)  Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   CORPORATE OBLIGATIONS - 53.3%
--------------------------------------------------------------------------------
   CONSUMER DISCRETION - 8.8%
     E.W. Scripps
       6.375%, 10/15/02                           $  4,000      $  4,025
     General Motors, Ser 91-A2
       8.950%, 07/02/09                              3,232         3,655
     Hertz
       7.000%, 01/15/28                              1,000           805
       6.625%, 05/15/08                              8,600         8,364
     Kellogg, Ser B
       6.600%, 04/01/11                                500           538
     Kmart (E)
       8.375%, 12/01/04                             10,000         3,200
     News America Holdings
       7.750%, 02/01/24                              1,000           890
     Safeway
       7.500%, 09/15/09                              1,425         1,614
       7.450%, 09/15/27                              1,000         1,091
     Sears Roebuck
       7.000%, 06/15/07                              6,500         7,036
     Staples
       7.125%, 08/15/07                              4,000         4,350
     Time Warner
       7.480%, 01/15/08                              7,100         6,168
     Walt Disney, MTN
       5.620%, 12/01/08                              6,455         6,471
                                                                --------
                                                                  48,207
                                                                --------
   ENERGY - 1.3%
     Anadarko Petroleum
       7.000%, 10/15/06                              1,500         1,641
     Coastal
       9.625%, 05/15/12                              2,000         1,560
     Phillips Petroleum
       7.125%, 03/15/28                              3,000         3,067
     Union Oil of California
       9.125%, 02/15/06                              1,000         1,154
                                                                --------
                                                                   7,422
                                                                --------
   FINANCIALS - 23.0%
     American Honda Finance (B) (C)
       1.850%, 07/09/03                              5,000         4,998
     Associates of N.A.
       6.000%, 04/15/03                              8,000         8,220
     Bank One
       6.000%, 08/01/08                                500           528
     Bankers Trust
       7.250%, 01/15/03                              1,500         1,536
     Bear Stearns, MTN (B) (C)
       1.973%, 02/03/03                             15,000        15,000


--------------------------------------------------------------------------------
Description                                       Par (000)  Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   CORPORATE OBLIGATIONS - (CONTINUED)
--------------------------------------------------------------------------------
   FINANCIALS - (CONTINUED)
     Chase Manhattan
       5.750%, 04/15/04                            $ 6,850      $  7,150
     Citicorp
       6.750%, 08/15/05                              4,075         4,401
     Credit Suisse First Boston, MTN (B) (C)
       1.953%, 09/09/02                              5,000         5,000
     EOP Operating
       6.800%, 01/15/09                              5,479         5,780
     FleetBoston Financial
       8.375%, 12/15/02                              3,750         3,830
       7.125%, 04/15/06                                500           541
     GE Global Insurance
       7.750%, 06/15/30                              5,000         5,419
     Golden State Holdings
       7.000%, 08/01/03                              1,000         1,034
     HSBC Americas
       6.625%, 03/01/09                              4,000         4,330
     John Hancock Financial Services
       5.625%, 12/01/08                              3,000         3,135
     Korea Development Bank
       7.125%, 04/22/04                             11,000        11,742
     Mellon Bank N.A.
       7.000%, 03/15/06                              1,500         1,652
     Mercantile Bancorp
       7.050%, 06/15/04                              4,000         4,300
     Morgan Stanley Dean Witter
       6.750%, 04/15/11                              5,500         5,745
       6.125%, 10/01/03                              4,300         4,493
     Pemex Project
       9.125%, 10/13/10                              5,000         5,200
     Popular
       6.750%, 12/15/05                              2,000         2,143
     U.S. Bancorp
       6.875%, 09/15/07                              7,500         8,325
     Washington Mutual Bank (B) (C)
       1.950%, 01/10/03                             10,000         9,997
     Wells Fargo Capital I
       7.960%, 12/15/26                              1,000         1,093
                                                                --------
                                                                 125,592
                                                                --------
   FOREIGN GOVERNMENTS - 0.5%
     Hydro Quebec, Ser IO
       8.050%, 07/07/24                              1,125         1,381
     Province of Saskatchewan
       9.375%, 12/15/20                              1,000         1,379
                                                                --------
                                                                   2,760
                                                                --------


        The accompanying notes are an integral part of the financial statements.

52    1.800.433.6884

[GRAPHIC OMITTED]

STATEMENT OF NET ASSETS
JULY 31, 2002

BOND FUND (CONTINUED)

--------------------------------------------------------------------------------
Description                                       Par (000)   Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   CORPORATE OBLIGATIONS - (CONTINUED)
--------------------------------------------------------------------------------
   INDUSTRIALS - 6.9%
     AMR
       10.000%, 04/15/21                           $ 1,500      $  1,189
     Caterpillar Tractor
       6.000%, 05/01/07                              4,360         4,638
     Continental Airlines, Ser 98-1B
       6.748%, 03/15/17                              2,948         2,612
     HCA
       7.125%, 06/01/06                                500           522
     Lockheed Martin
       7.700%, 06/15/08                              3,000         3,405
     McDonnell Douglas
       6.875%, 11/01/06                              4,000         4,395
     Norfolk Southern
       7.050%, 05/01/37                              1,000         1,066
     Raytheon
       6.150%, 11/01/08                              4,500         4,657
     Tyco International (F)
       8.200%, 10/15/08                              9,000         6,728
     Waste Management
       7.000%, 10/15/06                              7,800         8,271
                                                                --------
                                                                  37,483
                                                                --------
   INFORMATION TECHNOLOGY - 0.9%
     IBM
       6.500%, 01/15/28                              5,000         4,725
                                                                --------
   MATERIALS - 1.2%
     Georgia-Pacific
       9.875%, 11/01/21                              5,250         4,712
     Potash
       7.125%, 06/15/07                              1,500         1,657
                                                                --------
                                                                   6,369
                                                                --------
   TELECOMMUNICATION - 3.8%
     Bell Atlantic of Maryland
       8.000%, 10/15/29                              2,980         2,865
     Continental Cablevision
       9.500%, 08/01/13                              4,500         4,067
     Motorola
       6.750%, 02/01/06                              2,400         2,239
     New England Telephone & Telegraph
       7.875%, 11/15/29                              5,625         5,330
     Qwest Communications, Ser B
       7.500%, 11/01/08                              5,100         1,887


--------------------------------------------------------------------------------
Description                                       Par (000)   Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   CORPORATE OBLIGATIONS - (CONTINUED)
--------------------------------------------------------------------------------
   TELECOMMUNICATION - (CONTINUED)
     TCI Communications
       7.125%, 02/15/28                             $  900      $    643
       6.875%, 02/15/06                              4,000         3,870
     Worldcom (E)
       7.750%, 04/01/07                                500            64
                                                                --------
                                                                  20,965
                                                                --------
   UTILITIES - 6.9%
     Arkansas Electric Cooperative
       7.330%, 06/30/08                              1,705         1,856
     Baltimore Gas & Electric, MTN, Ser G
       5.780%, 10/01/08                              4,000         4,090
     Cleveland Electric, Ser B
       7.670%, 07/01/04                              6,900         7,236
     Consolidated Edison of New York, Ser G
       7.000%, 03/01/29                              1,250         1,237
     Kinder Morgan (A)
       7.250%, 03/01/28                              5,600         5,642
     Oklahoma Gas & Electric
       6.650%, 07/15/27                              2,500         2,728
     Old Dominion Electric, Ser 93-A
       7.480%, 12/01/13                              5,550         5,814
     Sierra Pacific Resources, Ser B
       6.200%, 04/15/04                             10,250         9,123
                                                                --------
                                                                  37,726
                                                                --------
     TOTAL CORPORATE OBLIGATIONS
       (Cost $299,907)                                           291,249
                                                                --------
--------------------------------------------------------------------------------
   ASSET BACKED SECURITIES - 4.6%
--------------------------------------------------------------------------------
     American Express Master Trust,
       Ser 1998-1, Cl A
       5.900%, 04/15/04                              4,000         4,123
     Citibank Credit Card Master Trust,
       Ser 1998-3, Cl A
       5.800%, 02/07/05                              5,400         5,507
     EQCC Home Equity Loan Trust,
       Ser 1996-3, Cl A6
       7.400%, 12/15/19                              3,244         3,359
     Green Tree Financial, Ser 1995-9, Cl A5
       6.800%, 12/15/25                              2,262         2,323
     MBNA Master Credit Card Trust,
       Ser 2000-L, Cl A
       6.500%, 04/15/10                              7,000         7,701


The accompanying notes are an integral part of the financial statements.

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STATEMENT OF NET ASSETS
JULY 31, 2002

BOND FUND (CONCLUDED)

--------------------------------------------------------------------------------
Description                                       Par (000)   Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   ASSET BACKED SECURITIES - (CONTINUED)
--------------------------------------------------------------------------------
     Prudential Home Mortgage Securities,
       Ser 1996-1, Cl B1
       7.000%, 02/25/26                             $  775      $    790
     Residential Funding Mortgage Securities,
       Ser 1992-S36, Cl A4
       6.750%, 11/25/07                              1,120         1,135
                                                                --------
     TOTAL ASSET BACKED SECURITIES
       (Cost $23,798)                                             24,938
                                                                --------
--------------------------------------------------------------------------------
   COMMERCIAL PAPER - 3.2%
--------------------------------------------------------------------------------
     Monsanto (B)
       1.903%, 08/08/02                              7,500         7,489
       1.863%, 08/19/02                             10,000         9,985
                                                                --------
     TOTAL COMMERCIAL PAPER
       (Cost $17,474)                                             17,474
                                                                --------
--------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS - 3.9%
--------------------------------------------------------------------------------
     Bank of America
       1.880%, dated 07/31/02, matures 08/01/02,
       repurchase price $11,348,361
       (collateralized by various corporate
       obligations, par value $11,563,941,
       5.500%-7.220%, 01/28/25-12/14/32,
       total market value $11,574,724) (B)          11,348        11,348
     Deutsche Bank Securities, Inc.
       1.750%, dated 07/31/02, matures
       08/01/02, repurchase price $4,960,643
       (collateralized by a U.S. Treasury
       obligation, par value $7,413,674,
       0.000%, 11/15/10, total market
       value $5,059,610)                             4,960         4,960
     Lehman Brothers, Inc.
       1.873%, dated 07/31/02, matures
       08/01/02, repurchase price $5,000,260
       (collateralized by various corporate
       obligations, par value $169,758,261.
       0.000%-5.000%, 06/18/20-12/25/31,
       total market value $5,100,000) (B)            5,000         5,000
                                                                --------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $21,308)                                             21,308
                                                                --------
   TOTAL INVESTMENTS - 111.5%
     (Cost $600,530)                                             608,882
                                                                --------
     PAYABLE UPON RETURN OF SECURITIES LOANED - (12.6)%          (68,817)
     OTHER ASSETS AND LIABILITIES - 1.1%                           6,101
                                                                --------
   OTHER ASSETS AND LIABILITIES, NET - (11.5)%                   (62,716)
                                                                --------

--------------------------------------------------------------------------------
Description                                                    Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   NET ASSETS:
--------------------------------------------------------------------------------
     Paid-in-Capital of Fiduciary Shares
       (unlimited authorized - no par value)
       based on 45,427,711 outstanding shares
       of beneficial interest                                 $  483,477
     Paid-in-Capital of Class A Shares
       (unlimited authorized - no par value)
       based on 4,982,261 outstanding shares
       of beneficial interest                                     53,455
     Paid-in-Capital of Class B Shares
       (unlimited authorized - no par value)
       based on 778,511 outstanding shares
       of beneficial interest                                      8,329
     Undistributed net investment income                             692
     Accumulated net realized loss on investments                 (8,139)
     Net unrealized appreciation on investments                    8,352
                                                                --------
   TOTAL NET ASSETS - 100.0%                                    $546,166
                                                               =========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - FIDUCIARY SHARES                           $10.68
                                                               =========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - CLASS A SHARES                             $10.57
                                                               =========
   MAXIMUM OFFERING PRICE PER SHARE -
     CLASS A SHARES ($10.57 [DIVIDE] 96.75%)                      $10.93
                                                               =========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - CLASS B SHARES (D)                         $10.54
                                                               =========

--------------------------------------------------------------------------------
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JULY 31, 2002 (SEE NOTE 6). THE TOTAL VALUE OF SECURITIES ON LOAN AT JULY 31, 2002 WAS $67,127,196.
(B) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES
    LENDING.
(C) FLOATING RATE SECURITY.
(D) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE. FOR A DESCRIPTION OF POSSIBLE REDEMPTION CHARGES, SEE THE NOTES TO THE FINANCIAL STATEMENTS.
(E) SECURITY IN DEFAULT OF INTEREST PAYMENTS.
(F) COUPON RATE INCREASES IN INCREMENTS TO MATURITY. RATE DISCLOSED IS AS OF JULY 31, 2002.
CL    -- CLASS
CMO   -- COLLATERALIZED MORTGAGE OBLIGATION
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA  -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA  -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
MTN   -- MEDIUM TERM NOTE
N.A.  -- NORTH AMERICA
REMIC -- REAL ESTATE MORTGAGE INVESTMENT CONDUIT
SER   -- SERIES

        The accompanying notes are an integral part of the financial statements.

54    1.800.433.6884

[GRAPHIC OMITTED]

STATEMENT OF NET ASSETS
JULY 31, 2002

100% U.S. TREASURY MONEY MARKET FUND

--------------------------------------------------------------------------------
Description                                       Par (000)   Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   U.S. TREASURY BILLS* - 99.5%
--------------------------------------------------------------------------------
     U.S. Treasury Bills*
       1.806%, 08/01/02                           $ 68,626     $  68,626
       1.794%, 08/08/02                            127,486       127,442
       1.712%, 08/15/02                            106,101       106,031
       1.734%, 08/22/02                            149,861       149,712
       1.723%, 08/29/02                             50,000        49,934
       1.717%, 09/12/02                             75,000        74,852
       1.730%, 09/19/02                            150,000       149,653
       1.843%, 09/26/02                            174,542       174,051
       1.726%, 10/03/02                             37,176        37,066
       1.894%, 11/21/02                            125,000       124,280
       1.891%, 11/29/02                            139,220       138,363
       1.919%, 12/05/02                             50,000        49,672
       1.849%, 12/12/02                             95,330        94,694
                                                               ---------
     TOTAL U.S. TREASURY BILLS*
       (Cost $1,344,376)                                       1,344,376
                                                               ---------
--------------------------------------------------------------------------------
   U.S. TREASURY NOTE - 3.8%
--------------------------------------------------------------------------------
     U.S. Treasury Note
       5.125%, 12/31/02                             50,000        50,582
                                                               ---------
     TOTAL U.S. TREASURY NOTE
       (Cost $50,582)                                             50,582
                                                               ---------
   TOTAL INVESTMENTS - 103.3%
     (Cost $1,394,958)                                         1,394,958
                                                               ---------
   OTHER ASSETS AND LIABILITIES, NET - (3.3)%                    (44,032)
                                                               ---------


--------------------------------------------------------------------------------
Description                                                   Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   NET ASSETS:
--------------------------------------------------------------------------------
     Paid-in-Capital of Fiduciary Shares
       (unlimited authorized - no par value)
       based on 485,242,138 outstanding shares
       of beneficial interest                                  $ 485,242
     Paid-in-Capital of Class A Shares
       (unlimited authorized - no par value)
       based on 226,427,246 outstanding shares
       of beneficial interest                                    226,427
     Paid-in-Capital of Class S Shares
       (unlimited authorized - no par value)
       based on 639,139,165 outstanding shares
       of beneficial interest                                    639,139
     Undistributed net investment income                             314
     Accumulated net realized loss on investments                   (196)
                                                               ---------
   TOTAL NET ASSETS - 100.0%                                  $1,350,926
                                                              ==========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - FIDUCIARY SHARES                            $1.00
                                                              ==========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - CLASS A SHARES                              $1.00
                                                              ==========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - CLASS S SHARES                              $1.00
                                                              ==========
--------------------------------------------------------------------------------
* REPRESENTS THE YIELD TO MATURITY AT DATE OF PURCHASE

The accompanying notes are an integral part of the financial statements.

                                                     WWW.HIGHMARKFUNDS.COM    55

[HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]

STATEMENT OF NET ASSETS
JULY 31, 2002

U.S. GOVERNMENT MONEY MARKET FUND

--------------------------------------------------------------------------------
Description                                       Par (000)  Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   COMMERCIAL PAPER - DISCOUNTED* - 8.0%
--------------------------------------------------------------------------------
   EDUCATION - 8.0%
     Nebhelp Inc., LOC SLMA
       1.753%, 08/07/02                           $ 26,040      $ 26,033
       1.753%, 08/12/02                             32,053        32,036
                                                                --------
     TOTAL COMMERCIAL PAPER - DISCOUNTED*
       (Cost $58,069)                                             58,069
                                                                --------
--------------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCY OBLIGATIONS - DISCOUNTED* - 17.1%
--------------------------------------------------------------------------------
     FHLMC
       1.923%, 08/14/02                             20,000        19,986
       1.853%, 08/16/02                             20,000        19,985
       1.736%, 09/25/02                              7,000         6,982
     FNMA
       1.736%, 09/25/02                              5,500         5,485
       1.916%, 10/04/02                             31,000        30,895
       1.898%, 11/27/02                             15,475        15,380
       1.864%, 07/25/03                             25,000        24,545
                                                                --------
     TOTAL U.S. GOVERNMENT AGENCY
       OBLIGATIONS - DISCOUNTED*
       (Cost $123,258)                                           123,258
                                                                --------
--------------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCY OBLIGATIONS - 44.0%
--------------------------------------------------------------------------------
     FFCB
       2.260%, 08/14/03                             20,000        20,000
     FHLB
       2.000%, 06/20/03                             25,000        25,000
     FHLB (A)
       1.675%, 08/13/02                             25,000        25,000
       1.812%, 02/05/03                             25,000        25,000
       1.700%, 03/12/03                             25,000        24,991
       1.714%, 03/14/03                             20,000        19,994
       1.699%, 03/24/03                             25,000        24,992
     FNMA
       6.750%, 08/15/02                             17,450        17,481
       5.000%, 02/14/03                             15,000        15,204
     FNMA (A)
       1.719%, 12/05/02                             25,000        24,997
       1.718%, 02/26/03                             25,000        24,995
       1.698%, 06/09/03                             10,000         9,997
       1.706%, 01/20/04                             25,000        24,984
     SLMA (A)
       1.932%, 04/01/04                             35,000        34,997
                                                                --------
     TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
       (Cost $317,632)                                           317,632
                                                                --------


--------------------------------------------------------------------------------
Description                                       Par (000)  Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS - 33.6%
--------------------------------------------------------------------------------
     Barclays Capital, Inc.
       1.790%, dated 07/31/02, matures
       08/01/02, repurchase price $30,745,834
       (collateralized by various government
       obligations, par value $30,192,000,
       0.000%-7.350%, 08/02/02-08/01/10,
       total market value $31,360,125)            $ 30,744    $   30,744
     Deutsche Bank Securities, Inc.
       1.790%, dated 07/31/02, matures
       08/01/02, repurchase price $30,242,827
       (collateralized by various government
       obligations, par value $29,609,000,
       3.750%-5.375%, 01/05/04-04/15/04,
       total market value $30,846,284)              30,241        30,241
     JP Morgan Securities, Inc.
       1.790%, dated 07/31/02, matures
       08/01/02, repurchase price $150,797,771
       (collateralized by various government
       obligations, par value $143,439,000,
       0.000%, 07/25/03-03/15/13, total
       market value $153,808,304)                  150,790       150,790
     UBS Warburg, LLC.
       1.790%, dated 07/31/02, matures
       08/01/02, repurchase price $30,594,729
       (collateralized by a government
       obligation, par value $89,455,000,
       8.125%, 10/15/19, total market
       value $31,206,375)                           30,593        30,593
                                                                --------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $242,368)                                           242,368
                                                                --------
   TOTAL INVESTMENTS - 102.7%
     (Cost $741,327)                                             741,327
                                                                --------
   OTHER ASSETS AND LIABILITIES, NET - (2.7)%                    (19,400)
                                                                --------

        The accompanying notes are an integral part of the financial statements.

56    1.800.433.6884

[GRAPHIC OMITTED]

STATEMENT OF NET ASSETS
JULY 31, 2002

U.S. GOVERNMENT MONEY MARKET FUND (CONCLUDED)

--------------------------------------------------------------------------------
Description                                                   Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   NET ASSETS:
--------------------------------------------------------------------------------
     Paid-in-Capital of Fiduciary Shares
       (unlimited authorized - no par value)
       based on 575,079,814 outstanding shares
       of beneficial interest                                  $ 575,080
     Paid-in-Capital of Class A Shares
       (unlimited authorized - no par value)
       based on 43,706,823 outstanding shares
       of beneficial interest                                     43,707
     Paid-in-Capital of Class B Shares
       (unlimited authorized - no par value)
       based on 2,020,109 outstanding shares
       of beneficial interest                                      2,020
     Paid-in-Capital of Class S Shares
       (unlimited authorized - no par value)
       based on 101,159,201 outstanding shares
       of beneficial interest                                    101,159
     Undistributed net investment income                               1
     Accumulated net realized loss on investments                    (40)
                                                                --------
   TOTAL NET ASSETS - 100.0%                                    $721,927
                                                                ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - FIDUCIARY SHARES                            $1.00
                                                                ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - CLASS A SHARES                              $1.00
                                                                ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - CLASS B SHARES (B)                          $1.00
                                                                ========
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
     PER SHARE - CLASS S SHARES                                    $1.00
                                                                ========

--------------------------------------------------------------------------------
* REPRESENTS THE YIELD TO MATURITY AT DATE OF PURCHASE
(A) ADJUSTABLE RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JULY 31, 2002.
(B) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE. FOR A DESCRIPTION OF POSSIBLE REDEMPTION CHARGES, SEE THE NOTES TO THE FINANCIAL STATEMENTS.
FFCB  -- FEDERAL FARM CREDIT BANK
FHLB  -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA  -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
LLC   -- LIMITED LIABILITY COMPANY
LOC   -- LETTER OF CREDIT
SLMA  -- STUDENT LOAN MARKETING ASSOCIATION

The accompanying notes are an integral part of the financial statements.

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

[HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]

STATEMENT OF NET ASSETS
JULY 31, 2002

DIVERSIFIED MONEY MARKET FUND

--------------------------------------------------------------------------------
Description                                       Par (000)   Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   CERTIFICATES OF DEPOSIT - DOMESTIC - 6.4%
--------------------------------------------------------------------------------
     Allfirst Bank (A)
       1.855%, 10/18/02                           $ 50,000     $  50,000
     Comerica Bank
       4.005%, 08/16/02                             70,000        70,010
     National Bank of Commerce (A)
       1.807%, 01/24/03                            100,000        99,988
     National City Bank
       2.230%, 12/30/02                             50,000        50,000
                                                               ---------
     TOTAL CERTIFICATES OF DEPOSIT - DOMESTIC
       (Cost $269,998)                                           269,998
                                                               ---------
--------------------------------------------------------------------------------
   CERTIFICATES OF DEPOSIT - YANKEE - 9.5%
--------------------------------------------------------------------------------
     Bayerische Hypo-Und Vereinsbank (New York)
       1.840%, 10/15/02                             50,000        50,002
     Canadian Imperial Bank of Commerce
       (New York)
       3.595%, 09/23/02                             50,000        50,117
     Commerzbank A.G. (New York)
       3.400%, 09/11/02                             50,000        50,049
     Credit Agricole Indosuez (New York)
       3.610%, 08/19/02                             50,000        50,000
     Lloyds Tsb Bank (New York)
       1.800%, 12/31/02                             50,000        50,000
     Natexis Banques Populaires (New York)
       1.805%, 08/12/02                             50,000        50,000
       1.790%, 09/19/02                             50,000        50,000
       1.840%, 12/11/02                             50,000        50,000
                                                               ---------
     TOTAL CERTIFICATES OF DEPOSIT - YANKEE
       (Cost $400,168)                                           400,168
                                                               ---------
--------------------------------------------------------------------------------
   EURODOLLAR CERTIFICATES OF DEPOSIT - 3.6%
--------------------------------------------------------------------------------
     Bayerische Hypo-Und Vereinsbank (London)
       1.830%, 08/26/02                             50,000       50,000
     Royal Bank of Canada (London)
       1.890%, 08/26/02                             50,000        50,000
     Westdeutsche Landesbank Girozentrale
       (London)
       1.920%, 08/12/02                             50,000        49,999
                                                               ---------
     TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT
       (Cost $149,999)                                           149,999
                                                               ---------

--------------------------------------------------------------------------------
Description                                       Par (000)   Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   BANK NOTES - 8.9%
--------------------------------------------------------------------------------
     American Express Centurion Bank (A)
       1.819%, 04/24/03                           $ 50,000     $  49,993
       1.840%, 07/11/03                            100,000       100,000
     Fleet National Bank (A)
       2.036%, 03/06/03                             25,000        25,023
     Keybank N.A. (A)
       1.810%, 11/07/02                             50,000        49,997
       1.810%, 04/22/03                             50,000        49,989
     National City Bank (A)
       1.800%, 08/16/02                             50,000        50,000
       1.930%, 01/30/03                             50,000        50,073
                                                               ---------
     TOTAL BANK NOTES
       (Cost $375,075)                                           375,075
                                                               ---------
--------------------------------------------------------------------------------
   COMMERCIAL PAPER - DISCOUNTED* - 41.9%
--------------------------------------------------------------------------------
   ASSET-BACKED SECURITY - DIVERSIFIED FINANCIAL ASSETS - 19.4%
     Amstel Funding Corp. (B)
       1.817%, 09/23/02                             33,000        32,912
       1.891%, 10/04/02                             44,481        44,332
       1.851%, 10/07/02                             53,000        52,819
       1.840%, 10/18/02                             50,000        49,802
     Galaxy Funding Inc. (B)
       1.790%, 10/22/02                             50,000        49,796
     Holdenby Capital Co. LLC (B)
       2.020%, 08/22/02                             30,774        30,738
       1.839%, 09/12/02                             50,242        50,135
       1.859%, 09/25/02                             25,000        24,929
       2.071%, 11/26/02                             25,901        25,728
       1.888%, 01/23/03                             36,105        35,777
     Ivory Funding Corp. (B)
       1.807%, 09/16/02                             27,920        27,854
       1.827%, 09/20/02                             13,650        13,616
       1.796%, 09/25/02                             40,000        39,891
       1.848%, 09/26/02                             33,780        33,683
       1.912%, 09/30/02                             46,265        46,118
       1.838%, 10/03/02                             12,060        12,021
     Lexington Parker Capital Co. LLC (B)
       1.838%, 09/03/02                             50,000        49,916
       2.030%, 12/02/02                             96,021        95,362
     Sigma Finance Inc. (B)
       1.913%, 10/03/02                            100,000        99,668
                                                               ---------
                                                                 815,097
                                                               ---------

        The accompanying notes are an integral part of the financial statements.

58    1.800.433.6884

[GRAPHIC OMITTED]

STATEMENT OF NET ASSETS
JULY 31, 2002

DIVERSIFIED MONEY MARKET FUND (CONTINUED)

--------------------------------------------------------------------------
Description                                       Par (000)   Value (000)
--------------------------------------------------------------------------

--------------------------------------------------------------------------
   COMMERCIAL PAPER - DISCOUNTED* - (CONTINUED)
--------------------------------------------------------------------------
   ASSET-BACKED SECURITY - GOVERNMENT - 1.7%
     Govco Inc. (B)
       1.787%, 10/18/02                           $ 70,700     $  70,427
                                                               ---------
   ASSET-BACKED SECURITY - TRADE RECEIVABLES - 6.6%
     Breeds Hill Capital Co., Ser A (B)
       1.803%, 08/19/02                             25,041        25,018
       1.828%, 09/17/02                             87,202        86,996
     Clipper Receivables Corp. (B)
       1.840%, 08/01/02                             40,000        40,000
     Crown Point Capital Co., Ser A (B)
       1.771%, 08/01/02                             25,000        25,000
       1.822%, 12/04/02                             50,000        49,686
     Variable Funding Capital Corp. (B)
       1.850%, 08/01/02                             50,000        50,000
                                                               ---------
                                                                 276,700
                                                               ---------
   AUTOMOTIVE - 0.6%
     Volkswagen of America (B)
       1.830%, 08/01/02                             25,000        25,000
                                                               ---------
   BANKING - 9.0%
     Bavaria TRR Corp., Guarantee Bayerische
       Hypo-Und Vereinsbank (B)
       1.830%, 08/01/02                             19,156        19,156
     Independence Funding LLC, Guarantee
       Bank of America (B)
       1.810%, 08/02/02                             59,000        58,997
       1.913%, 09/25/02                             50,000        49,855
     ING (US) Funding LLC
       2.030%, 10/22/02                            100,000        99,544
     Landesbank Schleswig-Holstein
       Girozentrale (B)
       1.834%, 11/18/02                             50,000        49,724
     PB Finance (Delaware) Inc.
       1.858%, 08/01/02                             50,000        50,000
       1.797%, 10/11/02                             50,000        49,824
                                                               ---------
                                                                 377,100
                                                               ---------
   INSURANCE - 1.2%
     Allianz Finance Corp. (B)
       1.858%, 08/07/02                             50,000        49,985
                                                               ---------
   MULTIPLE INDUSTRY - 1.0%
     General Electric Capital Corp.
       2.119%, 08/22/02                             43,525        43,472
                                                               ---------


--------------------------------------------------------------------------
Description                                       Par (000)   Value (000)
--------------------------------------------------------------------------

--------------------------------------------------------------------------
   COMMERCIAL PAPER - DISCOUNTED* - (CONTINUED)
--------------------------------------------------------------------------
   OIL - INTEGRATED COMPANIES - 2.4%
     BP Trinidad & Tobago LLC (B)
       1.963%, 09/16/02                           $ 50,000     $  49,875
       2.017%, 10/21/02                             50,000        49,775
                                                               ---------
                                                                  99,650
                                                               ---------
     TOTAL COMMERCIAL PAPER - DISCOUNTED*
       (Cost $1,757,431)                                       1,757,431
                                                               ---------
--------------------------------------------------------------------------
   COMMERCIAL PAPER - INTEREST BEARING - 4.8%
--------------------------------------------------------------------------
   BROKERAGE - 4.8%
     Goldman Sachs Group, Inc.
       2.070%, 12/09/02                             50,000        50,000
     Goldman Sachs Group, Inc. (A) (B)
       1.890%, 04/15/03                            100,000       100,000
       1.900%, 07/08/03                             50,000        50,000
                                                               ---------
     TOTAL COMMERCIAL PAPER - INTEREST BEARING
       (Cost $200,000)                                           200,000
                                                               ---------
--------------------------------------------------------------------------
   CORPORATE OBLIGATIONS - 2.9%
--------------------------------------------------------------------------
   BANKING - 0.3%
     Westpac Banking Corp.
       7.875%, 10/15/02                             10,300        10,423
                                                               ---------
   BROKERAGE - 0.5%
     Merrill Lynch & Co. Inc.
       6.000%, 02/12/03                             19,672        20,041
                                                               ---------
   FINANCIAL SERVICES - 0.6%
     Associates Corp. of N.A.
       7.650%, 12/23/02                             25,000        25,486
                                                               ---------
   MULTIPLE INDUSTRY - 1.3%
     General Electric Capital Corp.
       6.700%, 10/01/02                             42,600        42,922
       6.520%, 10/08/02                             13,000        13,107
                                                               ---------
                                                                  56,029
                                                               ---------
   UTILITIES - 0.2%
     Commonwealth Edison Co., AMBAC Insured
       7.375%, 09/15/02                             10,000        10,062
                                                               ---------
     TOTAL CORPORATE OBLIGATIONS
       (Cost $122,041)                                           122,041
                                                               ---------


The accompanying notes are an integral part of the financial statements.

                                                     WWW.HIGHMARKFUNDS.COM    59

[HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]

STATEMENT OF NET ASSETS
JULY 31, 2002

DIVERSIFIED MONEY MARKET FUND (CONTINUED)


--------------------------------------------------------------------------
Description                                       Par (000)   Value (000)
--------------------------------------------------------------------------

--------------------------------------------------------------------------
   CORPORATE OBLIGATIONS (MEDIUM TERM NOTES) - 18.7%
--------------------------------------------------------------------------
   ASSET-BACKED SECURITY - DIVERSIFIED FINANCIAL ASSETS - 5.9%
     Beta Finance Inc. (A) (B)
       1.902%, 04/25/03                           $ 50,000     $  50,000
     Liberty Lighthouse U.S. Capital Corp. (A) (B)
       1.824%, 01/22/03                             50,000        50,000
       1.854%, 06/25/03                             50,000        50,000
     Sigma Finance Inc. (A) (B)
       1.855%, 01/16/03                             50,000        50,000
       1.942%, 01/28/03                             50,000        50,000
                                                               ---------
                                                                 250,000
                                                               ---------

   BANKING - 2.4%
     Nationwide Building Society* (A) (B)
       1.839%, 02/14/03                            100,000       100,000
                                                               ---------

   BROKERAGE - 4.6%
     Merrill Lynch & Co. Inc. (A)
       1.819%, 03/17/03                             50,000        49,991
       1.819%, 05/02/03                             25,000        24,993
       2.058%, 06/04/03                             50,000        50,048
       2.020%, 06/24/03                             66,680        66,746
                                                               ---------
                                                                 191,778
                                                               ---------

   CONSUMER GOODS - 1.3%
     Unilever NV (A)
       1.974%, 10/24/02                             55,275        55,294
                                                               ---------

   FINANCIAL SERVICES - 2.4%
     American Express Credit Corp. (A)
       1.818%, 03/25/03                              50,000       50,000
     Associates Corp. of N.A. (A) (C)
       1.957%, 06/15/03                              50,000       50,000
                                                               ---------
                                                                 100,000
                                                               ---------

   MULTIPLE INDUSTRY - 2.1%
     General Electric Capital Corp.
       7.000%, 02/03/03                             12,000        12,305
     General Electric Capital Corp. (A)
       1.839%, 03/24/03                             25,000        24,998
     General Electric Capital Corp. (A) (C)
       1.870%, 08/09/03                             50,000        50,000
                                                               ---------
                                                                  87,303
                                                               ---------

     TOTAL CORPORATE OBLIGATIONS (MEDIUM TERM NOTES)
       (Cost $784,375)                                           784,375
                                                               ---------


--------------------------------------------------------------------------
Description                                      Par (000)   Value (000)
--------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATION - 1.2%
     SLMA (A)
       1.932%, 04/01/04                           $ 50,000     $  49,996
                                                               ---------
     TOTAL U.S. GOVERNMENT AGENCY OBLIGATION
       (Cost $49,996)                                             49,996
                                                               ---------

--------------------------------------------------------------------------
   REPURCHASE AGREEMENTS - 1.9%
--------------------------------------------------------------------------
     Deutsche Bank Securities, Inc.
       1.750%, dated 07/31/02, matures
       08/01/02, repurchase price $30,250,074
       (collateralized by various U.S. Treasury
       obligations, total par value $45,689,135,
       0.000%-13.750%, 11/30/02-08/15/26,
       total market value $30,854,578)              30,249        30,249
     Salomon Smith Barney
       1.750%, dated 07/31/02, matures
       08/01/02, repurchase price $28,320,280
       (collateralized by a U.S. Treasury Note,
       par value $26,295,000, 6.000%, 08/01/04,
       total market value $28,896,096)              28,319        28,319
     UBS Warburg, LLC.
       1.750%, dated 07/31/02, matures
       08/01/02, repurchase price $20,330,919
       (collateralized by various U.S. Treasury
       obligations, par value $51,867,000,
       0.000%, 05/15/14-11/15/23,
       total market value $20,736,737)              20,330        20,330
                                                               ---------

     TOTAL REPURCHASE AGREEMENTS
       (Cost $78,898)                                             78,898
                                                               ---------

   TOTAL INVESTMENTS - 99.8%
     (Cost $4,187,981)                                         4,187,981
                                                               ---------

   OTHER ASSETS AND LIABILITIES, NET - 0.2%                        9,994
                                                               ---------


The accompanying notes are an integral part of the financial statements.

60    1.800.433.6884

[GRAPHIC OMITTED]

STATEMENT OF NET ASSETS
JULY 31, 2002

DIVERSIFIED MONEY MARKET FUND (CONCLUDED)

------------------------------------------------------------------
Description                                            Value (000)
------------------------------------------------------------------

------------------------------------------------------------------
   NET ASSETS:
------------------------------------------------------------------
     Paid-in Capital of Fiduciary Shares
       (unlimited authorized - no par value)
       based on 2,136,029,200 oustanding shares
       of beneficial interest                          $ 2,136,030
     Paid-in Capital of Class A Shares (
       unlimited authorized - no par value)
       based on 725,054,840 oustanding shares
       of beneficial interest                              725,055
     Paid-in Capital of Class S Shares
       (unlimited authorized - no par value)
       based on 1,336,895,822 oustanding shares
       of beneficial interest                            1,336,896
     Undistributed net investment income                       133
     Accumulated net realized loss on investments             (139)
                                                        ----------
   TOTAL NET ASSETS - 100.0%                            $4,197,975
                                                        ==========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - FIDUCIARY SHARES                      $1.00
                                                        ==========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - CLASS A                               $1.00
                                                        ==========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - CLASS S                               $1.00
                                                        ==========

------------------------------------------------------------------
* REPRESENTS THE YIELD TO MATURITY AT DATE OF PURCHASE
(A) ADJUSTABLE RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JULY 31, 2002.
(B) SECURITIES SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 3A-4, 4(2) OR 144A OF THE SECURITIES ACT OF 1933 AS AMENDED, AND MAY BE SOLD ONLY TO THE DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS".
(C) PUTTABLE SECURITY -- MATURITY DATE REFLECTS THE NEXT DATE ON WHICH PRINCIPAL CAN BE RECOVERED.
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
LLC -- LIMITED LIABILITY COMPANY
N.A.-- NORTH AMERICA
SER -- SERIES
SLMA -- STUDENT LOAN MARKETING ASSOCIATION


The accompanying notes are an integral part of the financial statements.

                                                     WWW.HIGHMARKFUNDS.COM    61

[HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]

STATEMENT OF NET ASSETS
JULY 31, 2002

CALIFORNIA TAX-FREE MONEY MARKET FUND

-------------------------------------------------------------------
Description                                  Par (000)  Value (000)
-------------------------------------------------------------------

-------------------------------------------------------------------
   CALIFORNIA MUNICIPAL BONDS - 98.4%
-------------------------------------------------------------------
     Burbank, Redevelopment Agency,
       Multi-Family Housing Authority,
       Issue A, RB (A) (B) (C)
       1.350%, 11/01/10                       $ 2,100     $  2,100
     California State University, TECP (C)
       1.350%, 08/09/02                         6,500        6,500
     California State, Community College
       Financing Authority, Ser A,
       TRAN, FSA Insured
       3.000%, 06/30/03                         5,000        5,059
     California State, Educational Facilities
       Authority, California Institute of
       Technology, RB (A) (B)
       1.300%, 01/01/24                        15,000       15,000
     California State, Educational Facilities
       Authority, Carnegie Institution of
       Washington, Ser B, TECP
       1.500%, 10/11/02                         4,500        4,500
     California State, Educational Facilities
       Authority, Foundation for Educational
       Achievement, Ser A, RB (A) (B) (C)
       1.350%, 07/01/26                         1,350        1,350
     California State, Housing Finance
       Agency, Home Mortgage,
       Ser A, RB, MBIA Insured
       4.900%, 08/01/02                         2,000        2,000
     California State, Infrastructure and
       Economic Development Bank, TECP
       1.400%, 11/15/02                         3,000        3,000
       1.450%, 12/19/02                         2,250        2,250
       1.500%, 01/24/03                         3,000        3,000
     California State, Pollution Control
       Financing Authority, Burney Forest
       Products Project, Ser A, RB,
       AMT (A) (B) (C)
       1.420%, 09/01/20                         5,700        5,700
     California State, Pollution Control
       Financing Authority, Chevron
       USA Project, Ser B, RB (A) (B)
       1.800%, 06/15/05                         4,235        4,235
     California State, Pollution Control
       Financing Authority, Exxon Project,
       RB (A) (B)
       1.350%, 12/01/12                         2,850        2,850
     California State, Pollution Control
       Financing Authority, Republic Services
       Project, Ser A, RB, AMT (A) (B) (C)
       1.450%, 06/01/32                         8,500        8,500

-------------------------------------------------------------------
Description                                  Par (000)  Value (000)
-------------------------------------------------------------------

-------------------------------------------------------------------
   CALIFORNIA MUNICIPAL BONDS - (CONTINUED)
-------------------------------------------------------------------
     California State, Pollution Control
       Financing Authority, Shell Oil Martinez
       Project, Ser A, AMT, RB (A) (B)
       1.400%, 10/01/24                       $12,000     $ 12,000
     California State, Pollution Control
       Financing Authority, Shell Oil Project,
       Ser A, RB (A) (B)
       1.300%, 10/01/07                         1,000        1,000
     California State, Pollution Control
       Financing Authority, Shell Oil Project,
       Ser B, RB (A) (B)
       1.300%, 10/01/11                         2,800        2,800
     California State, Pollution Control
       Financing Authority, Wadham Energy
       Project, Ser B, RB, AMT (A) (B) (C)
       1.250%, 11/01/17                         8,545        8,545
     California State, School Cash Reserve
       Authority, Ser A, RB, AMBAC Insured
       3.000%, 07/03/03                         9,000        9,108
     California State, School Facilities Financing,
       Capital Improvement Financing Projects,
       Ser A, COP (A) (B) (C)
       1.200%, 07/01/22                         5,200        5,200
     California State, TECP
       1.250%, 08/02/02                         5,000        5,000
       1.150%, 08/02/02                         1,800        1,800
       1.300%, 08/07/02                         5,000        5,000
       1.250%, 08/07/02                         3,200        3,200
       1.300%, 08/08/02                         7,000        7,000
     California State, Transit Finance Authority,
       RB, FSA Insured (A) (B) (C)
       1.250%, 10/01/27                        15,000       15,000
     California Statewide, Communities
       Development Authority, Chevron USA
       Project, AMT, RB (A) (B)
       1.450%, 12/15/24                         5,000        5,000
     California Statewide, Communities
       Development Authority,
       Ser A, TRAN, FSA Insured
       3.000%, 06/30/03                         5,000        5,058
     Chino Basin, Desalter Authority,
       Ser A, RB (A) (B) (C)
       1.200%, 06/01/35                         8,000        8,000
     Chino Basin, Regional Financing Authority,
       Inland Empire Utilities, Ser A,
       RB, AMBAC Insured (A) (B) (C)
       1.150%, 06/01/32                         2,000        2,000


        The accompanying notes are an integral part of the financial statements.

62    1.800.433.6884

[GRAPHIC OMITTED]

STATEMENT OF NET ASSETS
JULY 31, 2002

CALIFORNIA TAX-FREE MONEY MARKET FUND (CONTINUED)

-------------------------------------------------------------------
Description                                  Par (000)  Value (000)
-------------------------------------------------------------------

-------------------------------------------------------------------
   CALIFORNIA MUNICIPAL BONDS - (CONTINUED)
-------------------------------------------------------------------
     Chula Vista, Multi-Family Housing, Terra
       Nova Associates, Ser A, RB (A) (B) (C)
       1.250%, 03/01/05                       $ 6,040     $  6,040
     Contra Costa County, Multi-Family
       Housing Authority, Lakeshore,
       Ser C, RB, (A) (B) (C)
       1.250%, 11/15/17                         1,700        1,700
     Contra Costa, Water District, TECP (C)
       1.250%, 08/19/02                         5,000        5,000
     Covina, Redevelopment Agency,
       Multi-Family Housing Authority,
       Shadowhills Apartments, Ser A, RB, FNMA
       Collateralized (A) (B) (C)
       1.350%, 12/01/15                         2,050        2,050
     Cupertino, Unified School District,
       Ser A, GO, FSA Insured
       4.000%, 08/01/02                         2,100        2,100
     East Bay, Municipal Utility District,
       Water System, TECP (C)
       1.200%, 09/05/02                         9,000        9,000
     Escondido, Joint Powers Financing
       Authority, RB, AMBAC Insured
       3.000%, 09/01/02                         1,015        1,016
     Fairfield-Suisun, Unified School District,
       GO, MBIA Insured (when issued)
       2.000%, 08/01/03                         1,415        1,423
     Huntington Beach, Multi-Family Housing,
       Seabridge Villas, Ser A, RB (A) (B) (C)
       4.000%, 02/01/10                         3,900        3,900
     Los Angeles County, Ser A, TRAN, GO
       3.000%, 06/30/03                         7,750        7,845
     Los Angeles County, TRAN
       3.000%, 06/30/03                         6,000        6,077
     Los Angeles, Community Redevelopment
       Agency, Baldwin Hills Public Park,
       COP (A) (B) (C)
       1.200%, 12/01/14                        12,900       12,900
     Los Angeles, Community Redevelopment
       Agency, Grand Promenade
       Project, RB (A) (B)
       1.350%, 04/01/32                         8,000        8,000
     Los Angeles, COP, AMBAC Insured
       3.000%, 04/01/03                         1,415        1,427
     Los Angeles, Department of Water &
       Power, RB Prerefunded @ 102 (D)
       6.125%, 01/15/03                         5,000        5,202


-------------------------------------------------------------------
Description                                  Par (000)  Value (000)
-------------------------------------------------------------------

-------------------------------------------------------------------
   CALIFORNIA MUNICIPAL BONDS - (CONTINUED)
-------------------------------------------------------------------
     Los Angeles, Department of Water &
       Power, RB, FGIC Insured
       Prerefunded @ 102 (D)
       6.125%, 01/15/03                       $ 7,215     $  7,492
     Los Angeles, Department of Water &
       Power, Sub-Ser B-1, RB (A) (B) (C)
       1.350%, 07/01/34                         9,700        9,700
     Los Angeles, Department of Water &
       Power, Sub-Ser B-4, RB (A) (B)
       1.300%, 07/01/35                         5,000        5,000
     Los Angeles, Department of Water &
       Power, Sub-Ser B-7, RB (A) (B) (C)
       1.350%, 07/01/34                        23,000       23,000
     Los Angeles, Landscaping & Lighting
       District, No 96-1, SA, AMBAC Insured
       3.750%, 03/01/03                           660          668
     Los Angeles, Multi-Family Housing
       Authority, Fountain Park, Phase II, Ser
       B, RB, AMT (A) (B) (C)
       1.450%, 03/15/34                         7,500        7,500
     Los Angeles, Unified School District,
       Land Acquistion Program,
       Ser D, COP, AMBAC Insured (A) (B)
       1.450%, 12/01/21                         8,300        8,300
     M-S-R Public Power Agency, San Juan,
       Sub Lien, Ser F, RB,
       MBIA Insured (A) (B) (C)
       1.400%, 07/01/22                         2,900        2,900
     Metropolitan, Water District of Southern
       California, Ser B-2, RB (A) (B) (C)
       1.200%, 07/01/35                         4,700        4,700
     Oakland, Joint Powers Financing Authority,
       Ser A-1, RB, FSA Insured (A) (B) (C)
       1.450%, 08/01/21                         3,100        3,100
     Ontario, Multi-Family Housing Authority,
       Residential Park Centre Project,
       Ser A, RB (A) (B) (C)
       1.350%, 08/01/07                        18,900       18,900
     Orange County, Water District, TECP (C)
       1.100%, 08/02/02                        10,900       10,900
     Oxnard, Multi-Family Housing Authority,
       Seawind Apartments Projects,
       Ser A, AMT, RB (A) (B) (C)
       1.400%, 12/01/20                         3,075        3,075
     Redondo Beach, Multi-Family Authority,
       McCandless Senior Housing Project,
       Ser A, RB (A) (B) (C)
       1.350%, 12/01/25                         8,390        8,390


The accompanying notes are an integral part of the financial statements.

                                                     WWW.HIGHMARKFUNDS.COM    63

[HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]

STATEMENT OF NET ASSETS
JULY 31, 2002

CALIFORNIA TAX-FREE MONEY MARKET FUND (CONTINUED)

-------------------------------------------------------------------------
Description                                         Par (000)  Value (000)
-------------------------------------------------------------------------



-------------------------------------------------------------------------
   CALIFORNIA MUNICIPAL BONDS - (CONTINUED)
-------------------------------------------------------------------------
     Riverside County, Public Facilities Authority,
       Ser A, COP (A) (B) (C)
       1.350%, 12/01/15                              $ 9,600     $  9,600
     Riverside County, Public Facilities Authority,
       Ser B, COP (A) (B) (C)
       1.250%, 12/01/15                                1,900        1,900
     Riverside County, Public Facilities Authority,
       Ser C, COP (A) (B) (C)
       1.250%, 12/01/15                                2,400        2,400
     Riverside County, Public Facilities Authority,
       Ser D, COP (A) (B) (C)
       1.350%, 12/01/15                                3,100        3,100
     Riverside, Unified School District,
       Ser A, COP, FGIC Insured
       3.500%, 12/01/02                                  830          835
     Riverside-San Bernardino, Pass-Thru
       Obligations, Ser A, RB (A) (B) (C)
       1.650%, 07/01/06                                4,600        4,600
     Sacramento, City Financing Authority,
       Ser G, RB, AMBAC Insured (A) (B) (C) (E)
       1.410%, 05/01/16                                5,700        5,700
     Sacramento, Municipal Utility District,
       Ser N2, RB, MBIA Insured (A) (B) (C) (E)
       1.300%, 11/15/15                               15,000       15,000
     San Bernardino County, Ser A, TRAN,
       AMBAC Insured
       5.000%, 03/01/03                                8,300        8,473
     San Diego, Multi-Family Housing Authority,
       Issue A, RB (A) (B) (C)
       1.400%, 02/01/09                                3,000        3,000
     San Diego, Multi-Family Housing Authority,
       RB, FNMA Collateralized (A) (B) (C)
       1.400%, 08/01/14                                3,300        3,300
     San Diego, TECP (C)
       1.250%, 09/06/02                                5,800        5,800
     San Diego, TRAN
       3.250%, 08/01/02                                7,000        7,000
     San Diego, Unified School District, TRAN
       3.500%, 08/01/02                               19,000       19,000
     San Francisco City & County, Moscone
       Center Expansion Project, Ser 2, RB,
       AMBAC Insured (A) (B) (C)
       1.250%, 04/01/30                                9,100        9,100

-------------------------------------------------------------------------
Description                                         Par (000)  Value (000)
-------------------------------------------------------------------------

-------------------------------------------------------------------------
   CALIFORNIA MUNICIPAL BONDS - (CONTINUED)
-------------------------------------------------------------------------
     San Gabriel Valley, TECP
       1.350%, 11/08/02                              $10,000     $ 10,000
     San Jose, Multi-Family Housing Authority,
       Villa Monterey Apartments,
       Ser F, AMT (A) (B)
       1.450%, 07/15/35                               11,000       11,000
     San Jose, Unified School District,
       Ser A, GO, FSA Insured
       4.000%, 08/01/03                                1,440        1,476
     Santa Monica, Community College District,
       Ser A, GO, FSA Insured (when issued)
       3.000%, 08/01/03                                  760          772
     Simi Valley, Multi-Family Housing
       Authority, Lincoln Wood Ranch,
       RB (A) (B) (C)
       1.500%, 06/01/10                                5,000        5,000
     South Placer, Waste Water Authority,
       Ser B, RB, FGIC Insured (A) (B) (C)
       1.300%, 11/01/35                                7,000        7,000
     Southeast, Resource Recovery Facilities
       Authority, Ser A, RB (A) (B) (C)
       1.200%, 12/01/18                               21,900       21,900
     Stanislaus, Waste-to-Energy Authority,
       Ogden Martin System Project,
       RB, MBIA Insured (A) (B) (C)
       1.250%, 01/01/10                               10,000       10,000
     Tracy, Multi-Family Housing Redevelopment
       Authority, Sycamore Village Apartments,
       Ser A, RB (A) (B) (C)
       1.350%, 05/01/15                                4,450        4,450
     Turlock, Irrigation District Authority,
       Capital Improvement and Refinancing
       Authority Project, COP (A) (B) (C)
       1.300%, 01/01/31                                3,000        3,000
     University of California, Multiple Purpose
       Project, Ser D, RB, MBIA Insured
       Prerefunded @ 102 (D)
       6.375%, 09/01/02                                2,310        2,364
     University of California, Regents, TECP
       1.100%, 09/06/02                               14,000       14,000
       1.300%, 10/10/02                                5,000        5,000
       1.250%, 10/17/02                                6,000        6,000
       1.250%, 10/18/02                                6,000        6,000


        The accompanying notes are an integral part of the financial statements.

64    1.800.433.6884

[GRAPHIC OMITTED]

STATEMENT OF NET ASSETS
JULY 31, 2002

CALIFORNIA TAX-FREE MONEY MARKET FUND (CONCLUDED)

-------------------------------------------------------------------------
Description                                  Shares/Par (000)  Value (000)
-------------------------------------------------------------------------


-------------------------------------------------------------------------
   CALIFORNIA MUNICIPAL BONDS - (CONTINUED)
-------------------------------------------------------------------------
     Vallejo, Capital Improvement Project,
       COP (A) (B) (C)
       1.550%, 09/01/40                              $17,900     $ 17,900
     Vallejo, Water Revenue Bond, Ser A,
       RB (A) (B) (C)
       1.300%, 06/01/31                                2,600        2,600
                                                                 --------

     TOTAL CALIFORNIA MUNICIPAL BONDS
       (Cost $576,330)                                            576,330
                                                                 --------

-------------------------------------------------------------------------
   REGULATED INVESTMENT COMPANIES - 0.1%
-------------------------------------------------------------------------
     BlackRock Provident California Tax Free
       Money Market                                  185,891          186
     Goldman Sachs California Tax Free
       Money Market                                  104,867          105
                                                                 --------

     TOTAL REGULATED INVESTMENT COMPANIES
       (Cost $291)                                                    291
                                                                 --------

   TOTAL INVESTMENTS - 98.5%
     (Cost $576,621)                                              576,621
                                                                 --------

   OTHER ASSETS AND LIABILITIES, NET - 1.5%                         8,962
                                                                 --------

-------------------------------------------------------------------------
   NET ASSETS:
-------------------------------------------------------------------------
     Paid-in-Capital of Fiduciary Shares
       (unlimited authorized - no par value)
       based on 275,554,205 outstanding shares
       of beneficial interest                                     275,555

     Paid-in-Capital of Class A Shares
       (unlimited authorized - no par value)
       based on 244,701,431 outstanding shares
       of beneficial interest                                     244,702

     Paid-in-Capital of Class S Shares
       (unlimited authorized - no par value)
       based on 65,356,715 outstanding shares
       of beneficial interest                                      65,357

     Accumulated net realized loss on investments                     (31)
                                                                 --------

   TOTAL NET ASSETS - 100.0%                                     $585,583
                                                                 ========

   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - FIDUCIARY SHARES                             $1.00
                                                                 ========

   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - CLASS A SHARES                               $1.00
                                                                 ========

   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE - CLASS S SHARES                               $1.00
                                                                 ========

(A) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JULY 31, 2002.
(B) PUT AND DEMAND FEATURE -- THE
    DATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE FINAL MATURITY, NOT THE NEXT RESET OR PUT DATE.
(C) SECURITIES ARE HELD IN CONJUNCTION WITH A LETTER OF CREDIT OR A LIQUIDITY AGREEMENT BY A MAJOR COMMERCIAL BANK OR FINANCIAL INSTITUTION.
(D) PREREFUNDED SECURITY -- THE MATURITY DATE SHOWN IS THE PREREFUNDED DATE.
(E) SECURITIES SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 3A-4, 4(2) OR 144A OF THE SECURITIES ACT OF 1933 AS AMENDED, AND MAY BE SOLD ONLY TO THE DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS".
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
AMT -- ALTERNATIVE MINIMUM TAX
COP -- CERTIFICATES OF PARTICIPATION
FGIC -- FINANCIAL GUARANTY INSURANCE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA -- FINANCIAL SECURITY ASSURANCE
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INVESTORS ASSURANCE
RB -- REVENUE BOND
SA -- SPECIAL ASSESSMENT
SER -- SERIES
TECP -- TAX EXEMPT COMMERCIAL PAPER
TRAN -- TAX AND REVENUE ANTICIPATION NOTE


The accompanying notes are an integral part of the financial statements.

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66    1.800.433.6884

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STATEMENTS OF ASSETS AND LIABILITIES (000)
JULY 31, 2002

                                                                                              LARGE             INTERNATIONAL
                                                                                            CAP VALUE              EQUITY
                                                                                               FUND                 FUND
                                                                                            ---------           -------------
 ASSETS:
    Investment Securities (Cost $131,936 and $32,149, respectively) ....................... $121,686               $29,776
    Repurchase Agreements (Cost $9,045 and $4,402, respectively) ..........................    9,045                 4,402
    Foreign Currency (Cost $0 and $167, respectively) .....................................       --                   165
    Dividend and Interest Receivable ......................................................      165                   316
    Investment Securities Sold ............................................................    9,749                    79
    Capital Shares Purchased ..............................................................      102                   618
    Currency Contracts Receivable .........................................................       --                 1,832
    Unrealized Foreign Currency Gains .....................................................       --                   164
                                                                                            --------              --------
         TOTAL ASSETS .....................................................................  140,747                37,352
                                                                                            --------              --------
 LIABILITIES:
    Investment Securities Purchased .......................................................   11,370                     1
    Payable Upon Return of Securities Loaned ..............................................   13,784                 4,128
    Due to Custodian ......................................................................      463                   435
    Capital Shares Redeemed ...............................................................    2,562                   387
    Accrued Expenses ......................................................................      106                     1
    Currency Contracts Payable ............................................................       --                 1,831
    Unrealized Foreign Currency Losses ....................................................       --                   130
    Other Payables ........................................................................       --                    56
                                                                                            --------              --------
         TOTAL LIABILITIES ................................................................   28,285                 6,969
                                                                                            --------              --------
                 TOTAL NET ASSETS ......................................................... $112,462               $30,383
                                                                                            ========              ========

 NET ASSETS:
    Paid-in-Capital of Fiduciary Shares (unlimited authorized -- no par value) based on
         9,517,401 and 1,186,281 outstanding shares of beneficial interest, respectively .. $111,814               $52,627
    Paid-in-Capital of Class A Shares (unlimited authorized -- no par value) based on
         3,844,732 and 20,877 outstanding shares of beneficial interest, respectively .....   53,470                  (510)
    Paid-in-Capital of Class B Shares (unlimited authorized -- no par value) based on
         264,295 and 21,658 outstanding shares of beneficial interest, respectively .......    4,934                   973
    Paid-in-Capital of Class C Shares (unlimited authorized -- no par value) based on
         5,654 and 471 outstanding shares of beneficial interest, respectively ............       57                    19
    Distributions in excess of net investment income ......................................       --                   (49)
    Accumulated net realized loss on investments ..........................................  (47,563)              (20,353)
    Net unrealized appreciation on forward foreign currency contracts, foreign
      currency and translation of other assets and liabilities in foreign currency ........       --                    49
    Net unrealized depreciation on investments ............................................  (10,250)               (2,373)
                                                                                            --------              --------
                      TOTAL NET ASSETS .................................................... $112,462               $30,383
                                                                                            ========              ========

    Net Asset Value, Offering and Redemption Price Per Share -- Fiduciary Shares ..........    $8.25                $24.72
                                                                                            ========              ========

    Net Asset Value and Redemption Price Per Share -- Class A Shares ......................    $8.26                $24.62
                                                                                            ========              ========

    Maximum Offering Price Per Share -- Class A Shares
      ($8.26 [DIVIDE] 94.5%, $24.62 [DIVIDE] 94.5%, respectively) .........................    $8.74                $26.05
                                                                                            ========              ========

    Net Asset Value and Offering Price Per Share -- Class B Shares (A) ....................    $8.19                $24.34
                                                                                            ========              ========

    Net Asset Value and Offering Price Per Share -- Class C Shares (A) ....................    $8.18                $24.34
                                                                                            ========              ========

(A) CLASS B AND CLASS C HAVE CONTINGENT DEFERRED SALES CHARGES. FOR A DESCRIPTION OF POSSIBLE REDEMPTION CHARGES, SEE THE NOTES TO THE FINANCIAL STATEMENTS.


The accompanying notes are an integral part of the financial statements.

                                                    WWW.HIGHMARKFUNDS.COM    67

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[HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]

STATEMENTS OF OPERATIONS (000)
FOR THE YEAR ENDED JULY 31, 2002,

                                                                                            VALUE
                                                                        GROWTH            MOMENTUM
                                                                         FUND               FUND
                                                                      ----------         ----------
Interest Income .....................................................  $     375+            $  328+
Dividend Income .....................................................      1,679              9,262
Less: Foreign Taxes withheld, net of reclaims .......................         (3)               (17)
                                                                       ---------          ---------
           Total Investment Income ..................................      2,051              9,573
                                                                       ---------          ---------
Expenses:
   Administrative Fees ..............................................        463                965
   Investment Adviser Fees ..........................................      1,390              2,895
   Shareholder Servicing Fees Fiduciary Shares ......................        506              1,094
   Shareholder Servicing Fees Class A Shares ........................         40                 85
   Shareholder Servicing Fees Class B Shares ........................         31                 24
   Custodian Fees ...................................................         23                 48
   Professional Fees ................................................          6                 41
   Registration Fees ................................................         29                 38
   Transfer Agent Fees ..............................................         24                 43
   Distribution Fees Class A Shares .................................         40                 85
   Distribution Fees Class B Shares .................................         93                 73
   Distribution Fees Class C Shares .................................          8                 11
   Insurance Fees ...................................................          3                  4
   Trustees Fees ....................................................         14                 17
   Printing Fees ....................................................         17                 24
   Miscellaneous Fees ...............................................          9                 29
                                                                       ---------          ---------
           Total Expenses ...........................................      2,696              5,476
                                                                       ---------          ---------
   Less: Waivers and Reduction of Expenses
           Administrative Fees ......................................        (46)               (96)
           Investment Adviser Fees                                            --                 --
           Shareholder Servicing Fees ...............................       (328)              (707)
           Reduction of Expenses (1) ................................         (9)               (20)
                                                                       ---------          ---------
   Total Waivers and Reduction of Expenses ..........................       (383)              (823)
                                                                       ---------          ---------
Total Net Expenses ..................................................      2,313              4,653
                                                                       ---------          ---------
Net Investment Income (Loss) ........................................       (262)             4,920
                                                                       ---------          ---------
Net Realized Gain (Loss) on Investments .............................   (146,091)*           19,999*
Net Realized Gain (Loss) on Option Contracts                                  --                619
Net Realized Loss on Foreign Currency Transactions.                           --                 --
Change in Unrealized Appreciation (Depreciation) on Investments .....     83,718           (129,118)
Change in Unrealized Appreciation on Foreign Currency                         --                 --
                                                                       ---------          ---------
Net Realized and Unrealized Loss on Investments .....................    (62,373)          (108,500)
                                                                       ---------          ---------
Decrease in Net Assets Resulting from Operations ....................  $ (62,635)         $(103,580)
                                                                       =========          =========

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
 * INCLUDES REALIZED GAINS (LOSSES) AS A RESULT OF A REDEMPTION IN-KIND. (SEE NOTE 10.)
 +  INCLUDES INCOME FROM SECURITIES LENDING PROGRAM. (SEE NOTE 6.)
(1) SEE NOTE 3.

        The accompanying notes are an integral part of the financial statements.

68     1.800.433.6884

[GRAPHIC OMITTED]

                                                                        LARGE CAP            CORE
                                                                          VALUE             EQUITY           BALANCED
                                                                          FUND               FUND              FUND
                                                                       ----------         ----------        ----------
Interest Income .....................................................   $    107+         $     78+          $  6,753+
Dividend Income .....................................................      3,638             1,702              2,952
Less: Foreign Taxes withheld, net of reclaims .......................        (18)               (6)               (10)
                                                                        --------          --------           --------
           Total Investment Income ..................................      3,727             1,774              9,695
                                                                        --------          --------           --------
Expenses:
   Administrative Fees ..............................................        346               231                605
   Investment Adviser Fees ..........................................      1,037               692              1,815
   Shareholder Servicing Fees Fiduciary Shares ......................        323               277                722
   Shareholder Servicing Fees Class A Shares ........................        102                 5                 22
   Shareholder Servicing Fees Class B Shares ........................          7                 6                 12
   Custodian Fees ...................................................         17                11                 30
   Professional Fees ................................................         13                 6                 12
   Registration Fees ................................................          1                 5                 16
   Transfer Agent Fees ..............................................         21                 9                 26
   Distribution Fees Class A Shares .................................        102                 5                 22
   Distribution Fees Class B Shares .................................         22                19                 38
   Distribution Fees Class C Shares .................................         --                --                  2
   Insurance Fees ...................................................          2                --                  2
   Trustees Fees ....................................................          4                 2                  5
   Printing Fees ....................................................         14                 5                  5
   Miscellaneous Fees ...............................................         --                20                 56
                                                                        --------          --------           --------
           Total Expenses ...........................................      2,011             1,293              3,390
                                                                        --------          --------           --------
   Less: Waivers and Reduction of Expenses
           Administrative Fees ......................................        (35)              (23)               (60)
           Investment Adviser Fees                                            --                --                 --
           Shareholder Servicing Fees ...............................       (255)             (169)              (446)
           Reduction of Expenses (1) ................................         (7)               (5)               (12)
                                                                        --------          --------           --------
   Total Waivers and Reduction of Expenses ..........................       (297)             (197)              (518)
                                                                        --------          --------           --------
Total Net Expenses ..................................................      1,714             1,096              2,872
                                                                        --------          --------           --------
Net Investment Income (Loss) ........................................      2,013               678              6,823
                                                                        --------          --------           --------
Net Realized Gain (Loss) on Investments .............................    (32,594)*         (11,265)            (9,961)*
Net Realized Gain (Loss) on Option Contracts                                  --                24                 48
Net Realized Loss on Foreign Currency Transactions.                           --                --                 --
Change in Unrealized Appreciation (Depreciation) on Investments .....    (15,971)          (22,449)           (40,639)
Change in Unrealized Appreciation on Foreign Currency                         --                --                 --
                                                                        --------          --------           --------
Net Realized and Unrealized Loss on Investments .....................    (48,565)          (33,690)           (50,552)
                                                                        --------          --------           --------
Decrease in Net Assets Resulting from Operations ....................   $(46,552)         $(33,012)          $(43,729)
                                                                        ========          ========           ========

                                                                        SMALL CAP    INTERNATIONAL
                                                                          VALUE         EQUITY
                                                                          FUND           FUND
                                                                       ----------    -------------
Interest Income .....................................................    $   103+        $     89+
Dividend Income .....................................................      1,088              967
Less: Foreign Taxes withheld, net of reclaims .......................         --              (60)
                                                                         -------         --------
           Total Investment Income ..................................      1,191              996
                                                                         -------         --------
Expenses:
   Administrative Fees ..............................................        170              117
   Investment Adviser Fees ..........................................        851              556
   Shareholder Servicing Fees Fiduciary Shares ......................        165              142
   Shareholder Servicing Fees Class A Shares ........................         28                2
   Shareholder Servicing Fees Class B Shares ........................         18                2
   Custodian Fees ...................................................          6              156
   Professional Fees ................................................          7                5
   Registration Fees ................................................         16                3
   Transfer Agent Fees ..............................................          7                6
   Distribution Fees Class A Shares .................................         28                2
   Distribution Fees Class B Shares .................................         54                5
   Distribution Fees Class C Shares .................................          9               --
   Insurance Fees ...................................................         --               --
   Trustees Fees ....................................................          1                1
   Printing Fees ....................................................         17                3
   Miscellaneous Fees ...............................................          5               28
                                                                         -------         --------
           Total Expenses ...........................................      1,382            1,028
                                                                         -------         --------
   Less: Waivers and Reduction of Expenses
           Administrative Fees ......................................        (17)             (12)
           Investment Adviser Fees                                            --              (64)
           Shareholder Servicing Fees ...............................       (116)             (86)
           Reduction of Expenses (1) ................................         (4)              (2)
                                                                         -------         --------
   Total Waivers and Reduction of Expenses ..........................       (137)            (164)
                                                                         -------         --------
Total Net Expenses ..................................................      1,245              864
                                                                         -------         --------
Net Investment Income (Loss) ........................................        (54)             132
                                                                         -------         --------
Net Realized Gain (Loss) on Investments .............................        (12)         (10,890)*
Net Realized Gain (Loss) on Option Contracts                                  --               (5)
Net Realized Loss on Foreign Currency Transactions.                           --              (61)
Change in Unrealized Appreciation (Depreciation) on Investments .....     (4,630)           2,693
Change in Unrealized Appreciation on Foreign Currency                          2               10
                                                                         -------         --------
Net Realized and Unrealized Loss on Investments .....................     (4,640)          (8,253)
                                                                         -------         --------
Decrease in Net Assets Resulting from Operations ....................    $(4,694)        $ (8,121)
                                                                         =======         ========

The accompanying notes are an integral part of the financial statements.

                                                     WWW.HIGHMARKFUNDS.COM    69

[HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]

STATEMENTS OF OPERATIONS (000)
FOR THE YEAR ENDED JULY 31, 2002

                                                                                  CALIFORNIA
                                                                                 INTERMEDIATE
                                                                                   TAX-FREE          BOND
                                                                                   BOND FUND         FUND
                                                                                 ------------    -----------
Interest Income ................................................................    $ 9,499        $37,137+
                                                                                    -------        -------
           Total Investment Income .............................................      9,499         37,137
                                                                                    -------        -------
Expenses:
   Administrative Fees .........................................................        437          1,115
   Investment Adviser Fees .....................................................      1,092          2,788
   Shareholder Servicing Fees Fiduciary Shares .................................        312          1,456
   Shareholder Servicing Fees Class A Shares ...................................        220             77
   Shareholder Servicing Fees Class B Shares ...................................         14             14
   Custodian Fees ..............................................................         22             34
   Professional Fees ...........................................................         13             21
   Registration Fees ...........................................................         20              4
   Transfer Agent Fees .........................................................         18             57
   Distribution Fees Class A Shares ............................................        220             71
   Distribution Fees Class B Shares ............................................         42             38
   Distribution Fees Class S Shares ............................................         --             --
   Insurance Fees ..............................................................          1              3
   Trustees Fees ...............................................................          2              4
   Printing Fees ...............................................................          7             25
   Miscellaneous Fees ..........................................................         14              1
                                                                                    -------        -------
           Total Expenses ......................................................      2,434          5,708
                                                                                    -------        -------
   Less: Waivers and Reduction of Expenses:
           Administrative Fees .................................................        (44)          (112)
           Investment Adviser Fees .............................................       (546)            --
           Shareholder Servicing Fees ..........................................       (532)        (1,271)
           Distribution Fees ...................................................       (220)           (71)
           Reduction of Expenses (1) ...........................................         (9)           (23)
                                                                                    -------        -------
   Total Waivers and Reduction of Expenses .....................................     (1,351)        (1,477)
                                                                                    -------        -------
Total Net Expenses .............................................................      1,083          4,231
                                                                                    -------        -------
Net Investment Income ..........................................................      8,416         32,906
                                                                                    -------        -------
Net Realized Gain (Loss) on Investments ........................................        234         (1,892)
Change in Unrealized Appreciation (Depreciation) on Investments ................      3,892         (8,029)
                                                                                    -------        -------
Net Realized and Unrealized Gain (Loss) on Investments .........................      4,126         (9,921)
                                                                                    -------        -------
Increase in Net Assets Resulting from Operations ...............................    $12,542        $22,985
                                                                                    =======        =======

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
 +  INCLUDES INCOME FROM SECURITIES LENDING PROGRAM. (SEE NOTE 6.)
(1) SEE NOTE 3.

        The accompanying notes are an integral part of the financial statements.

70    1.800.433.6884

[GRAPHIC OMITTED]

                                                                                      100%
                                                                                  U.S. TREASURY   U.S. GOVERNMENT   DIVERSIFIED
                                                                                  MONEY MARKET     MONEY MARKET    MONEY MARKET
                                                                                      FUND             FUND            FUND
                                                                                  -------------    -------------   -------------
Interest Income ................................................................     $36,606         $15,674         $122,536
                                                                                     -------         -------         --------
           Total Investment Income .............................................      36,606          15,674          122,536
                                                                                     -------         -------         --------
Expenses:
   Administrative Fees .........................................................       3,046           1,287            9,410
   Investment Adviser Fees .....................................................       4,569           1,931           14,114
   Shareholder Servicing Fees Fiduciary Shares .................................       1,245           1,178            5,608
   Shareholder Servicing Fees Class A Shares ...................................         638             118            2,135
   Shareholder Servicing Fees Class B Shares ...................................          --               4               --
   Custodian Fees ..............................................................         152              64              471
   Professional Fees ...........................................................         116              46              370
   Registration Fees ...........................................................         124              40              333
   Transfer Agent Fees .........................................................         157              68              505
   Distribution Fees Class A Shares ............................................         638             118            2,135
   Distribution Fees Class B Shares ............................................          --              11               --
   Distribution Fees Class S Shares ............................................       4,233             681            8,839
   Insurance Fees ..............................................................           9               3               26
   Trustees Fees ...............................................................          32              12               92
   Printing Fees ...............................................................         103              36              344
   Miscellaneous Fees ..........................................................           1              30               38
                                                                                     -------         -------         --------
           Total Expenses ......................................................      15,063           5,627           44,420
                                                                                     -------         -------         --------
   Less: Waivers and Reduction of Expenses:
           Administrative Fees .................................................        (305)           (129)            (941)
           Investment Adviser Fees .............................................        (508)             --               --
           Shareholder Servicing Fees ..........................................      (1,883)         (1,296)          (7,743)
           Distribution Fees ...................................................          --              --               --
           Reduction of Expenses (1) ...........................................         (63)            (26)            (193)
                                                                                     -------         -------         --------
   Total Waivers and Reduction of Expenses .....................................      (2,759)         (1,451)          (8,877)
                                                                                     -------         -------         --------
Total Net Expenses .............................................................      12,304           4,176           35,543
                                                                                     -------         -------         --------
Net Investment Income ..........................................................      24,302          11,498           86,993
                                                                                     -------         -------         --------
Net Realized Gain (Loss) on Investments ........................................        (114)            (40)               5
Change in Unrealized Appreciation (Depreciation) on Investments ................          --              --               --
                                                                                     -------         -------         --------
Net Realized and Unrealized Gain (Loss) on Investments .........................        (114)            (40)               5
                                                                                     -------         -------         --------
Increase in Net Assets Resulting from Operations ...............................     $24,188         $11,458         $ 86,998
                                                                                     =======         =======         ========

                                                                                   CALIFORNIA
                                                                                    TAX-FREE
                                                                                  MONEY MARKET
                                                                                      FUND
                                                                                  -------------
Interest Income ................................................................     $10,978
                                                                                     -------
           Total Investment Income .............................................      10,978
                                                                                     -------
Expenses:
   Administrative Fees .........................................................       1,294
   Investment Adviser Fees .....................................................       1,941
   Shareholder Servicing Fees Fiduciary Shares .................................         722
   Shareholder Servicing Fees Class A Shares ...................................         668
   Shareholder Servicing Fees Class B Shares ...................................          --
   Custodian Fees ..............................................................          65
   Professional Fees ...........................................................          46
   Registration Fees ...........................................................          44
   Transfer Agent Fees .........................................................          72
   Distribution Fees Class A Shares ............................................         667
   Distribution Fees Class B Shares ............................................          --
   Distribution Fees Class S Shares ............................................         501
   Insurance Fees ..............................................................           5
   Trustees Fees ...............................................................          10
   Printing Fees ...............................................................          44
   Miscellaneous Fees ..........................................................          13
                                                                                     -------
           Total Expenses ......................................................       6,092
                                                                                     -------
   Less: Waivers and Reduction of Expenses:
           Administrative Fees .................................................        (129)
           Investment Adviser Fees .............................................        (647)
           Shareholder Servicing Fees ..........................................      (1,390)
           Distribution Fees ...................................................          --
           Reduction of Expenses (1) ...........................................         (27)
                                                                                     -------
   Total Waivers and Reduction of Expenses .....................................      (2,193)
                                                                                     -------
Total Net Expenses .............................................................       3,899
                                                                                     -------
Net Investment Income ..........................................................       7,079
                                                                                     -------
Net Realized Gain (Loss) on Investments ........................................          21
Change in Unrealized Appreciation (Depreciation) on Investments ................          --
                                                                                     -------
Net Realized and Unrealized Gain (Loss) on Investments .........................          21
                                                                                     -------
Increase in Net Assets Resulting from Operations ...............................     $ 7,100
                                                                                     =======


The accompanying notes are an integral part of the financial statements.

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

[HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]

STATEMENTS OF CHANGES IN NET ASSETS (000)
FOR THE YEARS ENDED

                                                                                  GROWTH                  VALUE MOMENTUM
                                                                                   FUND                        FUND
                                                                          ------------------------   ------------------------
                                                                           08/01/01     08/01/00      08/01/01     08/01/00
                                                                          TO 07/31/02  TO 07/31/01   TO 07/31/02  TO 07/31/01
                                                                          ------------------------   ------------------------
Investment Activities From Operations:
  Net Investment Income (Loss) .......................................... $    (262)     $  (2,832)  $   4,920     $   5,748
  Net Realized Gain (Loss) on Investments ...............................  (146,091)*          821*     19,999*      140,147*
  Net Realized Gain (Loss) on Option Contracts ..........................        --             --         619         1,393
  Net Realized Loss on Foreign Currency Transactions ....................        --             --          --            --
  Change in Unrealized Appreciation (Depreciation) on Investments .......    83,718       (329,898)   (129,118)     (147,848)
  Change in Unrealized Appreciation (Depreciation) on Foreign Currency ..        --             --          --            --
                                                                          ---------      ---------   ---------     ---------
Net Decrease in Net Assets Resulting From Operations ....................   (62,635)      (331,909)   (103,580)         (560)
                                                                          ---------      ---------   ---------     ---------
Distributions to Shareholders:
  Net Investment Income:
    Fiduciary Shares ....................................................        --             --      (4,520)       (5,108)
    Class I Shares ......................................................        --             --          --          (552)
    Class A Shares ......................................................        --             --        (282)         (255)
    Class B Shares ......................................................        --             --         (22)          (12)
    Class C Shares ......................................................        --             --          (3)           (1)
  Capital Gains:
    Fiduciary Shares ....................................................        --        (78,447)    (26,439)      (34,083)
    Class I Shares ......................................................        --             --          --        (2,218)
    Class A Shares ......................................................        --         (4,998)     (2,049)         (516)
    Class B Shares ......................................................        --         (3,244)       (591)          (42)
    Class C Shares ......................................................        --           (162)        (69)       (7,104)
                                                                          ---------      ---------   ---------     ---------
      Total Distributions ...............................................        --        (86,851)    (33,975)      (49,891)
                                                                          ---------      ---------   ---------     ---------
Change in Net Assets ....................................................   (62,635)      (418,760    (137,555)      (50,451)
                                                                          ---------      ---------   ---------     ---------
Share Transactions: (1)
  Fiduciary Shares:
    Proceeds from Shares Issued .........................................    55,766        126,773     102,905        81,019
    Reinvestment of Distributions .......................................        --         76,774      28,085        36,073
    Cost of Shares Redeemed .............................................  (124,494)*     (270,133)*  (133,094)*    (213,018)
                                                                          ---------      ---------   ---------     ---------
      Total Fiduciary Share Transactions ................................   (68,728)       (66,586)     (2,104)      (95,926)
                                                                          ---------      ---------   ---------     ---------
  Class I Shares: (2)
    Proceeds from Shares Issued .........................................        --             --          --         6,871
    Reinvestment of Distributions .......................................        --             --          --         7,657
    Cost of Shares Redeemed .............................................        --             --          --      (129,677)*
                                                                          ---------      ---------   ---------     ---------
      Total Class I Share Transactions ..................................        --             --          --      (115,149)
                                                                          ---------      ---------   ---------     ---------
  Class A Shares:
    Proceeds from Shares Issued .........................................   134,049        206,592     180,459       138,412
    Reinvestment of Distributions .......................................        --          4,650       2,018         2,092
    Cost of Shares Redeemed .............................................  (141,591)      (215,201)   (189,241)     (136,045)
                                                                          ---------      ---------   ---------     ---------
      Total Class A Share Transactions ..................................    (7,542)        (3,959)     (6,764)        4,459
                                                                          ---------      ---------   ---------     ---------
  Class B Shares:
    Proceeds from Shares Issued .........................................     2,446          5,911       2,518         3,806
    Reinvestment of Distributions .......................................        --          3,127         597           502
    Cost of Shares Redeemed .............................................    (2,875)        (3,212)     (2,063)       (1,656)
                                                                          ---------      ---------   ---------     ---------
      Total Class B Share Transactions ..................................      (429)         5,826       1,052         2,652
                                                                          ---------      ---------   ---------     ---------
  Class C Shares:
    Proceeds from Shares Issued .........................................       271            752         377           663
    Reinvestment of Distributions .......................................        --            161          56            35
    Cost of Shares Redeemed .............................................      (117)          (118)       (324)         (171)
                                                                          ---------      ---------   ---------     ---------
      Total Class C Share Transactions ..................................       154            795         109           527
                                                                          ---------      ---------   ---------     ---------
Net Increase (Decrease) in Net Assets From Share Transactions ...........   (76,545)       (63,924)     (7,707)     (203,437)
                                                                          ---------      ---------   ---------     ---------
      Total Increase (Decrease) in Net Assets ...........................  (139,180)      (482,684)   (145,262)     (253,888)
                                                                          ---------      ---------   ---------     ---------
Net Assets:
  Beginning of Year .....................................................   319,115        801,799     536,133       790,021
                                                                          ---------      ---------   ---------     ---------
  End of Year ........................................................... $ 179,935      $ 319,115   $ 390,871     $ 536,133
                                                                          =========      =========   =========     =========

   AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
     * INCLUDES REALIZED GAINS (LOSSES), REDEMPTIONS OR SUBSCRIPTIONS AS A RESULT OF AN IN-KIND TRANSACTION. (SEE NOTE 10.)
   (1) FOR SHARE TRANSACTIONS, SEE NOTE 11 IN THE NOTES TO FINANCIAL STATEMENTS.
   (2) ASSETS OF CLASS I SHARES WERE FULLY LIQUIDATED ON DECEMBER 29, 2000.
       (SEE NOTE 10.)

        The accompanying notes are an integral part of the financial statements.

72    1.800.433.6884

[GRAPHIC OMITTED]

                                                                              LARGE CAP VALUE             CORE EQUITY
                                                                                   FUND                      FUND
                                                                          ------------------------  ------------------------
                                                                           08/01/01     08/01/00     08/01/01     08/01/00
                                                                          TO 07/31/02  TO 07/31/01  TO 07/31/02  TO 07/31/01
                                                                          ------------------------  ------------------------
Investment Activities From Operations:
  Net Investment Income (Loss) ..........................................  $   2,013     $   2,939   $    678      $    328
  Net Realized Gain (Loss) on Investments ...............................    (32,594)*         387    (11,265)       (2,284)
  Net Realized Gain (Loss) on Option Contracts ..........................         --            --         24            --
  Net Realized Loss on Foreign Currency Transactions ....................         --            --         --            --
  Change in Unrealized Appreciation (Depreciation) on Investments .......    (15,971)       (7,368)   (22,449)      (10,047)
  Change in Unrealized Appreciation (Depreciation) on Foreign Currency ..         --            --         --            --
                                                                           ---------     ---------   --------      --------
Net Decrease in Net Assets Resulting From Operations ....................    (46,552)       (4,042)   (33,012)      (12,003)
                                                                           ---------     ---------   --------      --------
Distributions to Shareholders:
  Net Investment Income:
    Fiduciary Shares ....................................................     (1,607)       (2,438)      (652)         (344)
    Class I Shares ......................................................         --            --         --            --
    Class A Shares ......................................................       (410)         (477)        (7)           (4)
    Class B Shares ......................................................        (14)          (10)        --            --
    Class C Shares ......................................................         --            --         --            --
  Capital Gains:
    Fiduciary Shares ....................................................         --       (16,197)        --           (11)
    Class I Shares ......................................................         --            --         --            --
    Class A Shares ......................................................         --        (4,088)        --            (1)
    Class B Shares ......................................................         --          (258)        --            --
    Class C Shares ......................................................         --            (1)        --            --
                                                                           ---------     ---------   --------      --------
      Total Distributions ...............................................     (2,031)      (23,469)      (659)         (360)
                                                                           ---------      ---------  --------      --------
Change in Net Assets ....................................................    (48,583)      (27,511)   (33,671)      (12,363)
                                                                           ---------     ---------   --------      --------
Share Transactions: (1)
  Fiduciary Shares:
    Proceeds from Shares Issued .........................................     14,693        25,738     70,032        89,708
    Reinvestment of Distributions .......................................        811        16,382        235           136
    Cost of Shares Redeemed .............................................    (90,088)*    (122,146)   (19,206)      (16,051)
                                                                           ---------     ---------   --------      --------
      Total Fiduciary Share Transactions ................................    (74,584)      (80,026)    51,061        73,793
                                                                           ---------     ---------   --------      --------
  Class I Shares: (2)
    Proceeds from Shares Issued .........................................         --            --         --            --
    Reinvestment of Distributions .......................................         --            --         --            --
    Cost of Shares Redeemed .............................................         --            --         --            --
                                                                           ---------     ---------   --------      --------
      Total Class I Share Transactions ..................................         --            --         --            --
                                                                           ---------     ---------   --------      --------
  Class A Shares:
    Proceeds from Shares Issued .........................................      1,457         3,596        950         3,050
    Reinvestment of Distributions .......................................        401         4,505          7             4
    Cost of Shares Redeemed .............................................     (9,363)      (14,375)      (538)         (907)
                                                                           ---------     ---------   --------      --------
      Total Class A Share Transactions ..................................     (7,505)       (6,274)       419         2,147
                                                                           ---------     ---------   --------      --------
  Class B Shares:
    Proceeds from Shares Issued .........................................        112           610      2,095         2,103
    Reinvestment of Distributions .......................................         14           266         --            --
    Cost of Shares Redeemed .............................................       (671)         (736)      (485)         (192)
                                                                           ---------     ---------   --------      --------
      Total Class B Share Transactions ..................................       (545)          140      1,610         1,911
                                                                           ---------     ---------   --------      --------
  Class C Shares:
    Proceeds from Shares Issued .........................................         61            --         --            --
    Reinvestment of Distributions .......................................         --             1         --            --
    Cost of Shares Redeemed .............................................        (22)          (21)        --            --
                                                                           ---------     ---------   --------      --------
      Total Class C Share Transactions ..................................         39           (20)        --            --
                                                                           ---------     ---------   --------      --------
Net Increase (Decrease) in Net Assets From Share Transactions ...........    (82,595)      (86,180)    53,090        77,851
                                                                           ---------      ---------  --------      --------
      Total Increase (Decrease) in Net Assets ...........................   (131,178)     (113,691)    19,419        65,488
                                                                           ---------     ---------   --------      --------
Net Assets:
  Beginning of Year .....................................................    243,640       357,331     99,865        34,377
                                                                           ---------     ---------   --------      --------
  End of Year ...........................................................   $112,462     $ 243,640   $119,284       $99,865
                                                                           =========     =========   ========      ========

                                                                                 BALANCED               SMALL CAP VALUE
                                                                                   FUND                      FUND
                                                                          ------------------------  ------------------------
                                                                           08/01/01     08/01/00     08/01/01     08/01/00
                                                                          TO 07/31/02  TO 07/31/01  TO 07/31/02  TO 07/31/01
                                                                          ------------------------  ------------------------
Investment Activities From Operations:
  Net Investment Income (Loss) ..........................................  $   6,823     $   8,576   $    (54)     $    290
  Net Realized Gain (Loss) on Investments ...............................     (9,961)*       9,415        (12)       10,995*
  Net Realized Gain (Loss) on Option Contracts ..........................         48            --         --            --
  Net Realized Loss on Foreign Currency Transactions ....................         --            --         --           (50)
  Change in Unrealized Appreciation (Depreciation) on Investments .......    (40,639)      (42,407)    (4,630)      (14,153)
  Change in Unrealized Appreciation (Depreciation) on Foreign Currency ..         --            --          2           (17)
                                                                           ---------      --------   --------      --------
Net Decrease in Net Assets Resulting From Operations ....................    (43,729)      (24,416)    (4,694)       (2,935)
                                                                           ---------      --------   --------      --------
Distributions to Shareholders:
  Net Investment Income:
    Fiduciary Shares ....................................................     (6,555)       (8,652)        --          (560)
    Class I Shares ......................................................         --            --         --            --
    Class A Shares ......................................................       (179)         (209)        --           (15)
    Class B Shares ......................................................        (73)          (74)        --            --
    Class C Shares ......................................................         (2)           (1)        --            --
  Capital Gains:
    Fiduciary Shares ....................................................     (5,891)      (11,894)    (2,962)      (13,181)
    Class I Shares ......................................................         --            --         --            --
    Class A Shares ......................................................       (173)         (313)      (425)         (746)
    Class B Shares ......................................................        (97)         (151)      (305)         (514)
    Class C Shares ......................................................         (3)           (1)       (38)          (55)
                                                                           ---------      --------   --------      --------
      Total Distributions ...............................................    (12,973)      (21,295)    (3,730)      (15,071)
                                                                           ---------      --------   --------      --------
Change in Net Assets ....................................................    (56,702)      (45,711)    (8,424)      (18,006)
                                                                           ---------      --------   --------      --------
Share Transactions: (1)
  Fiduciary Shares:
    Proceeds from Shares Issued .........................................     32,354        42,483     21,812        32,903
    Reinvestment of Distributions .......................................     12,188        20,035      2,805        13,388
    Cost of Shares Redeemed .............................................   (131,530)*     (98,980)   (33,886)      (86,159)*
                                                                           ---------      --------   --------      --------
      Total Fiduciary Share Transactions ................................    (86,988)      (36,462)    (9,269)      (39,868)
                                                                           ---------      --------   --------      --------
  Class I Shares: (2)
    Proceeds from Shares Issued .........................................         --            --         --            --
    Reinvestment of Distributions .......................................         --            --         --            --
    Cost of Shares Redeemed .............................................         --            --         --            --
                                                                           ---------      --------   --------      --------
      Total Class I Share Transactions ..................................         --            --         --            --
                                                                           ---------      --------   --------      --------
  Class A Shares:
    Proceeds from Shares Issued .........................................      7,203         6,159     20,490        57,523
    Reinvestment of Distributions .......................................        342           510        377           679
    Cost of Shares Redeemed .............................................     (7,816)       (7,031)   (13,414)      (55,664)
                                                                           ---------      --------   --------      --------
      Total Class A Share Transactions ..................................       (271)         (362)     7,453         2,538
                                                                           ---------      --------   --------      --------
  Class B Shares:
    Proceeds from Shares Issued .........................................      1,290         1,936      4,638         2,677
    Reinvestment of Distributions .......................................        168           222        277           470
    Cost of Shares Redeemed .............................................     (1,381)       (1,053)    (1,156)         (814)
                                                                           ---------      --------   --------      --------
      Total Class B Share Transactions ..................................         77         1,105      3,759         2,333
                                                                           ---------      --------   --------      --------
  Class C Shares:
    Proceeds from Shares Issued .........................................        101            79      1,672           381
    Reinvestment of Distributions .......................................          5             2         37            54
    Cost of Shares Redeemed .............................................        (27)          (18)      (184)          (50)
                                                                           ---------      --------   --------      --------
      Total Class C Share Transactions ..................................         79            63      1,525           385
                                                                           ---------      --------   --------      --------
Net Increase (Decrease) in Net Assets From Share Transactions ...........    (87,103)      (35,656)     3,468       (34,612)
                                                                           ---------      --------   --------      --------
      Total Increase (Decrease) in Net Assets ...........................   (143,805)      (81,367)    (4,956)      (52,618)
                                                                           ---------      --------   --------      --------
Net Assets:
  Beginning of Year .....................................................    335,690       417,057     95,117       147,735
                                                                           ---------      --------   --------      --------
  End of Year ...........................................................  $ 191,885      $335,690   $ 90,161      $ 95,117
                                                                           =========      ========   ========      ========

                                                                           INTERNATIONAL EQUITY
                                                                                   FUND
                                                                          ------------------------
                                                                           08/01/01     08/01/00
                                                                          TO 07/31/02  TO 07/31/01
                                                                          ------------------------
Investment Activities From Operations:
  Net Investment Income (Loss) ..........................................  $    132     $     228
  Net Realized Gain (Loss) on Investments ...............................   (10,890)*     (14,395)
  Net Realized Gain (Loss) on Option Contracts ..........................        (5)           --
  Net Realized Loss on Foreign Currency Transactions ....................       (61)         (187)
  Change in Unrealized Appreciation (Depreciation) on Investments .......     2,693       (21,774)
  Change in Unrealized Appreciation (Depreciation) on Foreign Currency ..        10            92
                                                                           --------     ---------
Net Decrease in Net Assets Resulting From Operations ....................    (8,121)      (36,036)
                                                                           --------     ---------
Distributions to Shareholders:
  Net Investment Income:
    Fiduciary Shares ....................................................      (155)         (377)
    Class I Shares ......................................................        --            --
    Class A Shares ......................................................        --            (4)
    Class B Shares ......................................................        --            --
    Class C Shares ......................................................        --            --
  Capital Gains:
    Fiduciary Shares ....................................................        --        (8,688)
    Class I Shares ......................................................        --            --
    Class A Shares ......................................................        --           (37)
    Class B Shares ......................................................        --           (70)
    Class C Shares ......................................................        --            (1)
                                                                          ---------     ---------
      Total Distributions ...............................................      (155)       (9,177)
                                                                          ---------     ---------
Change in Net Assets ....................................................    (8,276)      (45,213)
                                                                          ---------     ---------
Share Transactions: (1)
  Fiduciary Shares:
    Proceeds from Shares Issued .........................................   119,127       292,973
    Reinvestment of Distributions .......................................       122         8,491
    Cost of Shares Redeemed .............................................  (193,846)*    (265,377)
                                                                          ---------     ---------
      Total Fiduciary Share Transactions ................................   (74,597)       36,087
                                                                          ---------     ---------
  Class I Shares: (2)
    Proceeds from Shares Issued .........................................        --            --
    Reinvestment of Distributions .......................................        --            --
    Cost of Shares Redeemed .............................................        --            --
                                                                          ---------     ---------
      Total Class I Share Transactions ..................................        --            --
                                                                          ---------     ---------
  Class A Shares:
    Proceeds from Shares Issued .........................................    36,186       157,834
    Reinvestment of Distributions .......................................        --            39
    Cost of Shares Redeemed .............................................   (40,974)     (154,879)
                                                                          ---------     ---------
      Total Class A Share Transactions ..................................    (4,788)        2,994
                                                                          ---------     ---------
  Class B Shares:
    Proceeds from Shares Issued .........................................       124           360
    Reinvestment of Distributions .......................................        --            69
    Cost of Shares Redeemed .............................................      (327)         (160)
                                                                          ---------     ---------
      Total Class B Share Transactions ..................................      (203)          269
                                                                          ---------     ---------
  Class C Shares:
    Proceeds from Shares Issued .........................................        --            13
    Reinvestment of Distributions .......................................        --             1
    Cost of Shares Redeemed .............................................        (1)           (1)
                                                                          ---------     ---------
      Total Class C Share Transactions ..................................        (1)           13
                                                                          ---------     ---------
Net Increase (Decrease) in Net Assets From Share Transactions ...........   (79,589)       39,363
                                                                          ---------     ---------
      Total Increase (Decrease) in Net Assets ...........................   (87,865)       (5,850)
                                                                          ---------     ---------
Net Assets:
  Beginning of Year .....................................................   118,248       124,098
                                                                          ---------     ---------
  End of Year ........................................................... $  30,383      $118,248
                                                                          =========     =========

The accompanying notes are an integral part of the financial statements.

                                                     WWW.HIGHMARKFUNDS.COM    73

[HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]

STATEMENTS OF CHANGES IN NET ASSETS (000)
FOR THE YEARS ENDED

                                                                               CALIFORNIA INTERMEDIATE
                                                                                     TAX-FREE BOND                BOND
                                                                                         FUND                     FUND
                                                                               ------------------------  ------------------------
                                                                                 08/01/01    08/01/00      08/01/01    08/01/00
                                                                               TO 07/31/02  TO 07/31/01  TO 07/31/02  TO 07/31/01
                                                                               ------------------------  ------------------------
Investment Activities From Operations:
  Net Investment Income ......................................................    $  8,416     $  7,656    $  32,906    $  32,214
  Net Realized Gain (Loss) on Investments ....................................         234          799       (1,892)         774
  Change in Unrealized Appreciation (Depreciation) on Investments ............       3,892        5,364       (8,029)      29,995
                                                                                  --------     --------    ---------    ---------
  Net Increase in Net Assets Resulting From Operations .......................      12,542       13,819       22,985       62,983
                                                                                  --------     --------    ---------    ---------
Distributions to Shareholders:
  Net Investment Income:
    Fiduciary Shares .........................................................      (4,811)      (5,507)     (30,605)     (31,231)
    Class A Shares ...........................................................      (3,409)      (2,092)      (1,863)        (716)
    Class B Shares ...........................................................        (170)         (53)        (265)         (32)
    Class S Shares ...........................................................          --           --           --           --
  Capital Gains:
    Fiduciary Shares .........................................................        (402)          --           --           --
    Class A Shares ...........................................................        (261)          --           --           --
    Class B Shares ...........................................................         (17)          --           --           --
                                                                                  --------     --------    ---------    ---------
      Total Distributions ....................................................      (9,070)      (7,652)     (32,733)     (31,979)
                                                                                  --------     --------    ---------    ---------
Change in Net Assets .........................................................       3,472        6,167       (9,748)      31,004
                                                                                  --------     --------    ---------    ---------
Share Transactions: (1)
  Fiduciary Shares:
    Proceeds from the reorganization of the Intermediate-Term Bond Fund                 --           --           --      212,819
    Proceeds from Shares Issued ..............................................      20,271       14,989      135,991      130,309
    Reinvestment of Distributions ............................................         573          260       15,495       15,777
    Cost of Shares Redeemed ..................................................     (22,683)     (35,336)   (189,848)     (198,293)
                                                                                  --------     --------    ---------    ---------
      Total Fiduciary Share Transactions .....................................      (1,839)     (20,087)     (38,362)     160,612
                                                                                  --------     --------    ---------    ---------
  Class A Shares:
    Proceeds from the acquisition of Current Income Shares, Inc. .............          --           --       45,329           --
    Proceeds from the reorganization of the Intermediate-Term Bond Fund ......          --           --           --        4,506
    Proceeds from Shares Issued ..............................................      65,702       48,185       17,180       13,444
    Reinvestment of Distributions ............................................       3,051        1,623        1,314          569
    Cost of Shares Redeemed ..................................................     (39,797)     (13,831)     (26,520)     (10,061)
                                                                                  --------     --------    ---------    ---------
      Total Class A Share Transactions .......................................      28,956       35,977       37,303        8,458
                                                                                  --------     --------    ---------    ---------
  Class B Shares:
    Proceeds from Shares Issued ..............................................       4,390        3,180        6,512        2,278
    Reinvestment of Distributions ............................................         133           34          222           30
    Cost of Shares Redeemed ..................................................        (539)        (341)        (665)         (49)
                                                                                  --------     --------    ---------    ---------
      Total Class B Share Transactions .......................................       3,984        2,873        6,069        2,259
                                                                                  --------     --------    ---------    ---------
  Class S Shares:
    Proceeds from Shares Issued ..............................................          --           --           --           --
    Reinvestment of Distributions ............................................          --           --           --           --
    Cost of Shares Redeemed ..................................................          --           --           --           --
                                                                                  --------     --------    ---------    ---------
      Total Class S Share Transactions .......................................          --           --           --           --
                                                                                  --------     --------    ---------    ---------
Net Increase (Decrease) in Net Assets From Share Transactions ................      31,101       18,763        5,010      171,329
                                                                                  --------     --------    ---------    ---------
      Total Increase (Decrease) in Net Assets ................................      34,573       24,930       (4,738)     202,333
                                                                                  --------     --------    ---------    ---------
Net Assets:
  Beginning of Year ..........................................................     195,714      170,784      550,904      348,571
                                                                                  --------     --------    ----------   ---------
  End of Year ................................................................    $230,287     $195,714    $ 546,166    $ 550,904
                                                                                  ========     ========    =========    =========

    AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
    (1) FOR SHARE TRANSACTIONS, SEE NOTE 11 IN THE NOTES TO FINANCIAL
        STATEMENTS.

        The accompanying notes are an integral part of the financial statements.

74    1.800.433.6884

[GRAPHIC OMITTED]

                                                                                  100% U.S. TREASURY         U.S. GOVERNMENT
                                                                                     MONEY MARKET              MONEY MARKET
                                                                                         FUND                      FUND
                                                                               ------------------------  ------------------------
                                                                                 08/01/01    08/01/00     08/01/01     08/01/00
                                                                               TO 07/31/02  TO 07/31/01  TO 07/31/02  TO 07/31/01
                                                                               ------------------------  ------------------------
Investment Activities From Operations:
  Net Investment Income ...................................................... $    24,302   $   65,374  $    11,498   $   26,778
  Net Realized Gain (Loss) on Investments ....................................        (114)         191          (40)         106
  Change in Unrealized Appreciation (Depreciation) on Investments ............          --           --           --          --
                                                                               -----------   ----------  -----------   ----------
  Net Increase in Net Assets Resulting From Operations .......................      24,188       65,565       11,458       26,884
                                                                               -----------   ----------  -----------   ----------
Distributions to Shareholders:
  Net Investment Income:
    Fiduciary Shares .........................................................      (9,423)     (19,503)      (8,898)     (18,543)
    Class A Shares ...........................................................      (4,308)     (11,285)        (792)      (2,181)
    Class B Shares ...........................................................          --           --          (12)         (28)
    Class S Shares ...........................................................     (10,571)     (34,586)      (1,773)      (6,049)
  Capital Gains:
    Fiduciary Shares .........................................................          --           --           --           --
    Class A Shares ...........................................................          --           --           --           --
    Class B Shares ...........................................................          --           --           --           --
                                                                               -----------   ----------  -----------   ----------
      Total Distributions ....................................................     (24,302)     (65,374)     (11,475)     (26,801)
                                                                               -----------   ----------  -----------   ----------
Change in Net Assets .........................................................        (114)         191          (17)          83
                                                                               -----------   ----------  -----------   ----------
Share Transactions: (1)
  Fiduciary Shares:
    Proceeds from the reorganization of the Intermediate-Term Bond Fund                 --           --           --           --
    Proceeds from Shares Issued ..............................................   1,918,026    1,486,204    2,103,135    2,149,847
    Reinvestment of Distributions ............................................         358          788          201          467
    Cost of Shares Redeemed ..................................................  (1,799,222)  (1,501,387)  (1,931,553)  (2,077,051)
                                                                               -----------   ----------  -----------   ----------
      Total Fiduciary Share Transactions .....................................     119,162      (14,395)     171,783       73,263
                                                                               -----------   ----------  -----------   ----------
  Class A Shares:
    Proceeds from the acquisition of Current Income Shares, Inc. .............          --           --           --           --
    Proceeds from the reorganization of the Intermediate-Term Bond Fund ......          --           --           --           --
    Proceeds from Shares Issued ..............................................     275,975      364,547      109,727      135,991
    Reinvestment of Distributions ............................................       4,988       11,895          901        2,288
    Cost of Shares Redeemed ..................................................    (307,023)    (399,371)    (113,983)    (139,367)
                                                                               -----------   ----------  -----------   ----------
      Total Class A Share Transactions .......................................     (26,060)     (22,929)      (3,355)      (1,088)
                                                                               -----------   ----------  -----------   ----------
  Class B Shares:
    Proceeds from Shares Issued ..............................................          --           --        1,637        1,029
    Reinvestment of Distributions ............................................          --           --           13           26
    Cost of Shares Redeemed ..................................................          --           --         (593)        (483)
                                                                               -----------   ----------  -----------   ----------
      Total Class B Share Transactions .......................................          --           --        1,057          572
                                                                               -----------   ----------  -----------   ----------
  Class S Shares:
    Proceeds from Shares Issued ..............................................   1,778,825    2,300,582      457,185      477,944
    Reinvestment of Distributions ............................................      12,532       35,536        2,132        6,258
    Cost of Shares Redeemed ..................................................  (1,962,911)  (2,219,193)    (519,621)    (442,845)
                                                                               -----------   ----------  -----------   ----------
      Total Class S Share Transactions .......................................    (171,554)     116,925      (60,304)      41,357
                                                                               -----------   ----------  -----------   ----------
Net Increase (Decrease) in Net Assets From Share Transactions ................     (78,452)      79,601      109,181      114,104
                                                                               -----------   ----------  -----------   ----------
      Total Increase (Decrease) in Net Assets ................................     (78,566)      79,792      109,164      114,187
                                                                               -----------   ----------  -----------   ----------
Net Assets:
  Beginning of Year ..........................................................   1,429,492    1,349,700      612,763      498,576
                                                                               -----------   ----------  -----------   ----------
  End of Year ................................................................ $ 1,350,926   $1,429,492  $   721,927   $  612,763
                                                                               ===========   ==========  ===========   ==========

                                                                                     DIVERSIFIED           CALIFORNIA TAX-FREE
                                                                                     MONEY MARKET             MONEY MARKET
                                                                                         FUND                      FUND
                                                                               ------------------------  ------------------------
                                                                                08/01/01     08/01/00      08/01/01    08/01/00
                                                                               TO 07/31/02  TO 07/31/01  TO 07/31/02  TO 07/31/01
                                                                               ------------------------  ------------------------
Investment Activities From Operations:
  Net Investment Income ...................................................... $    86,993  $   217,997    $   7,079    $  17,181
  Net Realized Gain (Loss) on Investments ....................................           5        1,680           21            6
  Change in Unrealized Appreciation (Depreciation) on Investments ............          --           --           --           --
                                                                               -----------  -----------    ---------    ---------
  Net Increase in Net Assets Resulting From Operations .......................      86,998      219,677        7,100       17,187
                                                                               -----------  -----------    ---------    ---------
Distributions to Shareholders:
  Net Investment Income:
    Fiduciary Shares .........................................................     (46,361)    (101,314)      (3,688)      (8,705)
    Class A Shares ...........................................................     (15,766)     (39,504)      (2,709)      (6,065)
    Class B Shares ...........................................................          --           --           --           --
    Class S Shares ...........................................................     (24,843)     (77,095)        (682)      (2,411)
  Capital Gains:
    Fiduciary Shares .........................................................          --           --           --           --
    Class A Shares ...........................................................          --           --           --           --
    Class B Shares ...........................................................          --           --           --           --
                                                                               -----------  -----------    ---------    ---------
      Total Distributions ....................................................     (86,970)    (217,913)      (7,079)     (17,181)
                                                                               -----------  -----------    ---------    ---------
Change in Net Assets .........................................................          28        1,764           21            6
                                                                               -----------  -----------    ---------    ---------
Share Transactions: (1)
  Fiduciary Shares:
    Proceeds from the reorganization of the Intermediate-Term Bond Fund                 --           --           --           --
    Proceeds from Shares Issued ..............................................   4,138,677    3,583,229      409,901      519,068
    Reinvestment of Distributions ............................................       9,216       15,942            1            1
    Cost of Shares Redeemed ..................................................  (4,070,889)  (3,269,944)    (447,956)    (474,620)
                                                                               -----------  -----------    ---------    ---------
      Total Fiduciary Share Transactions .....................................      77,004      329,227      (38,054)      44,449
                                                                               -----------  -----------    ---------    ---------
  Class A Shares:
    Proceeds from the acquisition of Current Income Shares, Inc. .............          --           --           --           --
    Proceeds from the reorganization of the Intermediate-Term Bond Fund ......          --           --           --           --
    Proceeds from Shares Issued ..............................................     931,755    1,343,323      283,785      365,552
    Reinvestment of Distributions ............................................      17,986       39,844        3,082        6,243
    Cost of Shares Redeemed ..................................................  (1,088,536)  (1,145,739)    (299,918)    (320,313)
                                                                               -----------  -----------    ---------    ---------
      Total Class A Share Transactions .......................................    (138,795)     237,428      (13,051)      51,482
                                                                               -----------  -----------    ---------    ---------
  Class B Shares:
    Proceeds from Shares Issued ..............................................          --           --           --           --
    Reinvestment of Distributions ............................................          --           --           --           --
    Cost of Shares Redeemed ..................................................          --           --           --           --
                                                                               -----------  -----------    ---------    ---------
      Total Class B Share Transactions .......................................          --           --           --           --
                                                                               -----------  -----------    ---------    ---------
  Class S Shares:
    Proceeds from Shares Issued ..............................................   2,669,696    2,951,950      432,166      528,579
    Reinvestment of Distributions ............................................      29,103       79,874          813        2,484
    Cost of Shares Redeemed ..................................................  (2,945,552)  (3,023,810)    (489,814)    (496,969)
                                                                               -----------  -----------    ---------    ---------
      Total Class S Share Transactions .......................................    (246,753)       8,014      (56,835)      34,094
                                                                               -----------  -----------    ---------    ---------
Net Increase (Decrease) in Net Assets From Share Transactions ................    (308,544)     574,669     (107,940)     130,025
                                                                               -----------  -----------    ---------    ---------
      Total Increase (Decrease) in Net Assets ................................    (308,516)     576,433     (107,919)     130,031
                                                                               -----------  -----------    ---------    ---------
Net Assets:
  Beginning of Year ..........................................................   4,506,491    3,930,058      693,502      563,471
                                                                               -----------  -----------    ---------    ---------
  End of Year ................................................................ $ 4,197,975  $ 4,506,491    $ 585,583    $ 693,502
                                                                               ===========  ===========    =========    =========

The accompanying notes are an integral part of the financial statements.

                                                     WWW.HIGHMARKFUNDS.COM    75

[HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE YEARS OR PERIODS ENDED JULY 31,

                              INVESTMENT ACTIVITIES         DISTRIBUTIONS
                   NET     ----------------------------  -------------------     NET
                  ASSET                   NET REALIZED                          ASSET
                  VALUE,        NET      AND UNREALIZED      NET                VALUE,
                BEGINNING   INVESTMENT   GAIN (LOSS) ON  INVESTMENT  CAPITAL     END     TOTAL**
                OF PERIOD  INCOME (LOSS)  INVESTMENTS      INCOME     GAINS   OF PERIOD  RETURN
-------------------------------------------------------------------------------------------------
-----------
GROWTH FUND
-----------

  FIDUCIARY SHARES
  2002+         $ 8.68        (0.004)       (2.146)            --         --    $  6.53  (24.77)%
  2001+          18.62        (0.061)       (7.684)            --     (2.195)      8.68  (45.71)
  2000           18.39            --         2.030             --     (1.800)     18.62   11.13
  1999           16.92        (0.018)        2.759             --     (1.271)     18.39   17.24
  1998           17.36         0.017         3.108         (0.033)    (3.532)     16.92   22.59

  CLASS A SHARES
  2002+         $ 8.61        (0.022)       (2.118)            --         --    $  6.47  (24.85)%
  2001+          18.53        (0.093)       (7.632)            --     (2.195)      8.61  (45.83)
  2000           18.35            --         1.980             --     (1.800)     18.53   10.87
  1999           16.93        (0.055)        2.746             --     (1.271)     18.35   16.92
  1998           17.39        (0.018)        3.100         (0.015)    (3.532)     16.93   22.26

  CLASS B SHARES
  2002+         $ 8.36        (0.069)       (2.051)            --         --    $  6.24  (25.36)%
  2001+          18.19        (0.168)       (7.467)            --     (2.195)      8.36  (46.23)
  2000           18.15            --         1.840             --     (1.800)     18.19   10.18
  1999           16.85        (0.103)        2.674             --     (1.271)     18.15   16.26
  1998 (1)       14.76        (0.035)        2.125             --         --      16.85   28.71*

  CLASS C SHARES
  2002+         $ 8.37        (0.069)       (2.061)            --         --    $  6.24  (25.45)%
  2001+          18.19        (0.160)       (7.465)            --     (2.195)      8.37  (46.17)
  2000 (2)       19.43            --         0.560             --     (1.800)     18.19    2.92

-------------------
VALUE MOMENTUM FUND
-------------------

  FIDUCIARY SHARES
  2002+         $27.00         0.254        (5.404)        (0.247)    (1.553)    $20.05  (20.06)%
  2001           29.10         0.245        (0.411)        (0.252)    (1.682)     27.00   (0.55)
  2000           29.56         0.256         1.002         (0.255)    (1.463)     29.10    4.47
  1999           27.31         0.315         3.117         (0.318)    (0.866)     29.56   13.08
  1998           25.48         0.332         2.003         (0.341)    (0.164)     27.31    9.22

  CLASS A SHARES
  2002+         $26.99         0.195        (5.401)        (0.191)    (1.553)    $20.04  (20.25)%
  2001           29.09         0.160        (0.394)        (0.184)    (1.682)     26.99   (0.80)
  2000           29.55         0.196         0.993         (0.186)    (1.463)     29.09    4.23
  1999           27.31         0.245         3.119         (0.255)    (0.866)     29.55   12.79
  1998           25.48         0.262         2.007         (0.275)    (0.164)     27.31    8.96

  CLASS B SHARES
  2002+         $26.81         0.038        (5.341)        (0.054)    (1.553)    $19.90  (20.71)%
  2001           28.95        (0.013)       (0.411)        (0.034)    (1.682)     26.81   (1.48)
  2000           29.46         0.032         0.950         (0.029)    (1.463)     28.95    3.50
  1999           27.28         0.024         3.113         (0.088)    (0.866)     29.46   11.89
  1998 (1)       26.82         0.046         0.479         (0.064)        --      27.28    3.94*

  CLASS C SHARES
  2002+         $26.80         0.037        (5.359)        (0.055)    (1.553)    $19.87  (20.79)%
  2001           28.94        (0.093)       (0.329)        (0.036)    (1.682)     26.80   (1.47)
  2000 (2)       29.50         0.128         0.819         (0.044)    (1.463)     28.94    3.37

                                                                            RATIO OF
                                             RATIO                       NET INVESTMENT
                                         OF EXPENSES                    INCOME (LOSS) TO
                                          TO AVERAGE                         AVERAGE
                    NET                   NET ASSETS       RATIO OF        NET ASSETS
                  ASSETS,      RATIO       EXCLUDING    NET INVESTMENT      EXCLUDING
                    END     OF EXPENSES   FEE WAIVERS   INCOME (LOSS)      FEE WAIVERS     PORTFOLIO
                 OF PERIOD  TO AVERAGE   AND REDUCTION   TO AVERAGE       AND REDUCTION     TURNOVER
                   (000)    NET ASSETS    OF EXPENSES    NET ASSETS        OF EXPENSES        RATE
-----------------------------------------------------------------------------------------------------
-----------
GROWTH FUND
-----------

  FIDUCIARY SHARES
  2002+           $156,663      0.93%         1.10%         (0.05)%           (0.22)%         105%
  2001+            279,625      0.92          1.11          (0.46)            (0.65)           26
  2000             722,376      0.92          1.09          (0.32)            (0.49)           67
  1999             738,548      0.90          1.09          (0.14)            (0.33)           52
  1998             499,060      0.91          1.08           0.08             (0.09)           67

  CLASS A SHARES
  2002+           $ 12,214      1.18%         1.35%         (0.28)%           (0.45)%         105%
  2001+             24,223      1.17          1.36          (0.71)            (0.90)           26
  2000              54,199      1.17          1.34          (0.60)            (0.77)           67
  1999              24,579      1.14          1.34          (0.38)            (0.58)           52
  1998              17,173      1.16          1.34          (0.17)            (0.35)           67

  CLASS B SHARES
  2002+           $ 10,322      1.83%         1.86%         (0.94)%           (0.97)%         105%
  2001+             14,450      1.82          1.86          (1.35)            (1.39)           26
  2000              24,407      1.82          1.84          (1.26)            (1.28)           67
  1999              11,111      1.79          1.84          (1.04)            (1.09)           52
  1998 (1)           1,948      1.81*         1.84*         (0.94)*           (0.97)*          67

  CLASS C SHARES
  2002+             $  736      1.83%         1.86%         (0.94)%           (0.97)%         105%
  2001+                817      1.82          1.86          (1.35)            (1.39)           26
  2000 (2)             817      1.82*         1.84*         (1.46)*           (1.48)*          67

-------------------
VALUE MOMENTUM FUND
-------------------

  FIDUCIARY SHARES
  2002+           $355,004      0.93%         1.10%          1.06%             0.89%           12%
  2001             482,337      0.92          1.10           0.85              0.67             3
  2000             619,618      0.90          1.09           0.88              0.69             3
  1999             843,316      0.81          1.09           1.15              0.87             9
  1998             863,627      0.81          1.08           1.25              0.98             7

  CLASS A SHARES
  2002+           $ 26,595      1.18%         1.35%          0.81%             0.64%           12%
  2001              42,466      1.17          1.35           0.59              0.41             3
  2000              40,930      1.15          1.34           0.62              0.43             3
  1999              36,495      1.06          1.34           0.90              0.62             9
  1998              35,325      1.06          1.33           0.99              0.72             7

  CLASS B SHARES
  2002+            $ 8,427      1.83%         1.85%          0.16%             0.14%           12%
  2001              10,292      1.82          1.85          (0.05)            (0.08)            3
  2000               8,336      1.82          1.84          (0.06)            (0.08)            3
  1999               6,506      1.81          1.84           0.14              0.11             9
  1998 (1)           5,202      1.81*         1.84*          0.15*             0.13*            7

  CLASS C SHARES
  2002+             $  845      1.83%         1.85%          0.15%             0.13%           12%
  2001               1,038      1.82          1.85          (0.06)            (0.09)            3
  2000 (2)             568      1.82*         1.84*         (0.21)*           (0.23)*           3

        The accompanying notes are an integral part of the financial statements.

76    1.800.433.6884

[GRAPHIC OMITTED]

                               INVESTMENT ACTIVITIES        DISTRIBUTIONS
                   NET     ----------------------------  -------------------      NET
                  ASSET                   NET REALIZED                           ASSET
                  VALUE,        NET      AND UNREALIZED      NET                 VALUE,
                BEGINNING   INVESTMENT   GAIN (LOSS) ON  INVESTMENT  CAPITAL      END     TOTAL**
                OF PERIOD  INCOME (LOSS)  INVESTMENTS      INCOME     GAINS    OF PERIOD  RETURN
---------------------------------------------------------------------------------------------------
--------------------
LARGE CAP VALUE FUND
--------------------

  FIDUCIARY SHARES
  2002+         $11.04         0.123        (2.790)        (0.123)        --     $ 8.25  (24.31)%
  2001           12.35         0.129        (0.438)        (0.127)    (0.874)     11.04   (2.90)
  2000           17.78         0.227        (1.864)        (0.228)    (3.565)     12.35   (9.67)
  1999           17.92         0.247         2.072         (0.249)    (2.206)     17.78   14.23
  1998           18.21         0.305         1.486         (0.302)    (1.776)     17.92   10.79

  CLASS A SHARES
  2002+         $11.06         0.096        (2.796)        (0.100)        --     $ 8.26  (24.55)%
  2001           12.38         0.097        (0.445)        (0.098)    (0.874)     11.06   (3.22)
  2000           17.81         0.210        (1.882)        (0.193)    (3.565)     12.38   (9.86)
  1999           17.95         0.189         2.087         (0.208)    (2.206)     17.81   13.94
  1998           18.24         0.262         1.486         (0.258)    (1.776)     17.95   10.50

  CLASS B SHARES
  2002+         $10.97         0.032        (2.764)        (0.048)        --     $ 8.19  (24.97)%
  2001           12.30         0.020        (0.442)        (0.034)    (0.874)     10.97   (3.84)
  2000           17.74         0.101        (1.864)        (0.112)    (3.565)     12.30  (10.50)
  1999           17.90         0.089         2.071         (0.115)    (2.206)     17.74   13.25
  1998 (1)       16.88         0.057         1.034         (0.072)        --      17.90   13.10*

  CLASS C SHARES
  2002+         $10.96         0.028        (2.757)        (0.051)        --     $ 8.18  (24.97)%
  2001           12.29         0.004        (0.428)        (0.032)    (0.874)     10.96   (3.86)
  2000 (2)       16.51         0.062        (0.643)        (0.074)    (3.565)     12.29   (4.10)

----------------
CORE EQUITY FUND
----------------

  FIDUCIARY SHARES
  2002+         $ 8.26         0.045        (2.042)        (0.043)        --     $ 6.22  (24.25)%
  2001            9.76         0.044        (1.495)        (0.047)    (0.002)      8.26  (14.91)
  2000 (3)       10.00         0.012        (0.243)        (0.009)        --       9.76   (2.31)

  CLASS A SHARES
  2002+         $ 8.25         0.027        (2.041)        (0.026)        --     $ 6.21  (24.46)%
  2001            9.76         0.028        (1.507)        (0.029)    (0.002)      8.25  (15.19)
  2000 (4)        9.88         0.006        (0.119)        (0.007)        --       9.76   (1.14)

  CLASS B SHARES
  2002+         $ 8.22        (0.021)       (2.028)        (0.001)        --     $ 6.17  (24.93)%
  2001            9.75        (0.013)       (1.513)        (0.002)    (0.002)      8.22  (15.66)
  2000 (4)        9.88         0.004        (0.127)        (0.007)        --       9.75   (1.24)

                                                                            RATIO OF
                                             RATIO                       NET INVESTMENT
                                         OF EXPENSES                    INCOME (LOSS) TO
                                          TO AVERAGE                         AVERAGE
                    NET                   NET ASSETS       RATIO OF        NET ASSETS
                  ASSETS,      RATIO       EXCLUDING    NET INVESTMENT      EXCLUDING
                    END     OF EXPENSES   FEE WAIVERS   INCOME (LOSS)      FEE WAIVERS     PORTFOLIO
                 OF PERIOD  TO AVERAGE   AND REDUCTION   TO AVERAGE       AND REDUCTION     TURNOVER
                   (000)    NET ASSETS    OF EXPENSES    NET ASSETS        OF EXPENSES        RATE
-----------------------------------------------------------------------------------------------------
--------------------
LARGE CAP VALUE FUND
--------------------

  FIDUCIARY SHARES
  2002+           $ 78,479      0.92%         1.09%          1.24%            1.07%           226%
  2001             189,327      0.91          1.06           1.08             0.93            138
  2000             290,327      0.89          1.10           1.61             1.40             97
  1999             628,839      0.88          1.09           1.43             1.22             71
  1998             670,298      0.92          1.09           1.63             1.45             69

  CLASS A SHARES
  2002+           $ 31,773      1.17%         1.34%          0.98%            0.81%           226%
  2001              50,776      1.16          1.31           0.81             0.66            138
  2000              63,180      1.16          1.37           1.17             0.96             97
  1999              22,329      1.13          1.34           1.17             0.96             71
  1998              23,024      1.17          1.34           1.39             1.22             69

  CLASS B SHARES
  2002+            $ 2,164      1.82%         1.85%          0.32%            0.29%           226%
  2001               3,521      1.81          1.83           0.16             0.14            138
  2000               3,786      1.80          1.86           0.66             0.60             97
  1999               4,543      1.78          1.84           0.50             0.44             71
  1998 (1)           1,816      1.82*        1.85*           0.38*            0.36*            69

  CLASS C SHARES
  2002+              $  46      1.82%         1.85%          0.29%            0.26%           226%
  2001                  16      1.81          1.83           0.18             0.16            138
  2000 (2)              38      1.80*         1.86*          0.08*            0.02*            97

----------------
CORE EQUITY FUND
----------------

  FIDUCIARY SHARES
  2002+           $114,854      0.93%         1.10%          0.61%            0.44%            11%
  2001              96,112      0.92          1.12           0.49             0.29             14
  2000 (3)          34,210      0.92*         1.09*          1.21*            1.04*             3

  CLASS A SHARES
  2002+            $ 1,729      1.18%         1.35%          0.36%            0.19%            11%
  2001               1,870      1.17          1.37           0.23             0.03             14
  2000 (4)              27      1.17*         1.34*          0.90*            0.73*             3

  CLASS B SHARES
  2002+            $ 2,701      1.83%         1.85%         (0.29)%          (0.31)%           11%
  2001               1,883      1.82          1.87          (0.44)           (0.49)            14
  2000 (4)             140      1.82*         1.84*          0.72*            0.70*             3

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
  *  ANNUALIZED.
 ** TOTAL RETURN DOES NOT REFLECT ANY APPLICABLE SALES CHARGE. TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
  +  PER SHARE AMOUNTS CALCULATED USING AVERAGE SHARES METHOD.
 (1) COMMENCED OPERATIONS ON FEBRUARY 2, 1998.
 (2) COMMENCED OPERATIONS ON NOVEMBER 30, 1999.
 (3) COMMENCED OPERATIONS ON MAY 31, 2000.
 (4) COMMENCED OPERATIONS ON JUNE 30, 2000.

The accompanying notes are an integral part of the financial statements.

                                                     WWW.HIGHMARKFUNDS.COM    77

[HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE YEARS OR PERIODS ENDED JULY 31,


                               INVESTMENT ACTIVITIES         DISTRIBUTIONS
                   NET     ----------------------------  --------------------      NET
                  ASSET                   NET REALIZED                            ASSET
                  VALUE,        NET      AND UNREALIZED      NET                  VALUE,
                BEGINNING   INVESTMENT   GAIN (LOSS) ON  INVESTMENT   CAPITAL      END     TOTAL**
                OF PERIOD  INCOME (LOSS)  INVESTMENTS      INCOME      GAINS    OF PERIOD  RETURN
-----------------------------------------------------------------------------------------------------
-------------
BALANCED FUND
-------------

  FIDUCIARY SHARES
  2002+         $14.03         0.296        (2.237)        (0.301)     (0.258)    $11.53  (14.24)%
  2001           15.74         0.331        (1.224)        (0.346)     (0.471)     14.03   (5.85)
  2000           17.21         0.431        (0.077)        (0.426)     (1.398)     15.74    2.28
  1999           16.73         0.428         1.172         (0.436)     (0.684)     17.21    9.96
  1998           16.46         0.446         0.724         (0.458)     (0.442)     16.73    7.31

  CLASS A SHARES
  2002+         $14.01         0.262        (2.234)        (0.270)     (0.258)    $11.51  (14.47)%
  2001           15.73         0.290        (1.229)        (0.310)     (0.471)     14.01   (6.15)
  2000           17.20         0.391        (0.077)        (0.386)     (1.398)     15.73    2.03
  1999           16.73         0.383         1.167         (0.396)     (0.684)     17.20    9.64
  1998           16.45         0.402         0.736         (0.416)     (0.442)     16.73    7.12

  CLASS B SHARES
  2002+         $13.99         0.177        (2.229)        (0.190)     (0.258)    $11.49  (15.02)%
  2001           15.70         0.200        (1.222)        (0.217)     (0.471)     13.99   (6.69)
  2000           17.18         0.288        (0.086)        (0.284)     (1.398)     15.70    1.33
  1999           16.73         0.278         1.161         (0.301)     (0.684)     17.18    8.91
  1998 (1)       16.55         0.155         0.197         (0.175)         --      16.73    4.32*

  CLASS C SHARES
  2002+         $13.99         0.175        (2.224)        (0.193)     (0.258)    $11.49  (15.00)%
  2001           15.71         0.210        (1.238)        (0.221)     (0.471)     13.99   (6.72)
  2000 (2)       17.07         0.153         0.042         (0.157)     (1.398)     15.71    1.29

--------------------
SMALL CAP VALUE FUND
--------------------

  FIDUCIARY SHARES
  2002+         $11.85         0.006        (0.022)            --      (0.584)    $11.25    0.10%
  2001           13.61         0.063        (0.536)        (0.047)     (1.240)     11.85   (2.80)
  2000           12.55         0.202         1.746         (0.251)++   (0.637)     13.61   16.43
  1999 (3)       10.00         0.018         2.536         (0.004)         --      12.55   25.54

  CLASS A SHARES
  2002+         $11.76        (0.023)       (0.023)            --      (0.584)    $11.13   (0.16)%
  2001           13.53         0.138        (0.645)        (0.023)     (1.240)     11.76   (3.10)
  2000           12.52         0.222         1.677         (0.252)++   (0.637)     13.53   16.06
  1999 (3)       10.00        (0.003)        2.526         (0.003)         --      12.52   25.24

  CLASS B SHARES
  2002+         $11.63        (0.095)       (0.021)            --      (0.584)    $10.93  (0.79)%
  2001           13.45         0.091        (0.671)            --      (1.240)     11.63   (3.71)
  2000           12.46         0.169         1.672         (0.214)++   (0.637)     13.45   15.63
  1999 (3)       10.00        (0.041)        2.501             --          --      12.46   24.60

  CLASS C SHARES
  2002+         $11.60        (0.087)       (0.029)            --      (0.584)    $10.90   (0.79)%
  2001           13.43         0.043        (0.625)        (0.008)     (1.240)     11.60   (3.71)
  2000 (2)       12.48         0.325         1.516         (0.254)++   (0.637)     13.43   15.64


                                                                            RATIO OF
                                             RATIO                       NET INVESTMENT
                                         OF EXPENSES                    INCOME (LOSS) TO
                                          TO AVERAGE                         AVERAGE
                    NET                   NET ASSETS       RATIO OF        NET ASSETS
                  ASSETS,      RATIO       EXCLUDING    NET INVESTMENT      EXCLUDING
                    END     OF EXPENSES   FEE WAIVERS   INCOME (LOSS)      FEE WAIVERS     PORTFOLIO
                 OF PERIOD  TO AVERAGE   AND REDUCTION   TO AVERAGE       AND REDUCTION     TURNOVER
                   (000)    NET ASSETS    OF EXPENSES    NET ASSETS        OF EXPENSES        RATE
-----------------------------------------------------------------------------------------------------
-------------
BALANCED FUND
-------------

  FIDUCIARY SHARES
  2002+           $180,217      0.93%         1.10%          2.27%            2.10%            12%
  2001             321,263      0.92          1.10           2.24             2.06             11
  2000             401,742      0.92          1.09           2.65             2.48             25
  1999             451,411      0.92          1.09           2.60             2.43             34
  1998             448,783      0.91          1.08           2.67             2.50             22

  CLASS A SHARES
  2002+            $ 7,222      1.18%         1.35%          2.02%            1.85%            12%
  2001               9,106      1.17          1.35           1.99             1.81             11
  2000              10,588      1.17          1.34           2.39             2.22             25
  1999              11,236      1.17          1.34           2.35             2.18             34
  1998              10,629      1.16          1.33           2.42             2.24             22

  CLASS B SHARES
  2002+            $ 4,295      1.83%         1.85%          1.37%            1.35%            12%
  2001               5,218      1.82          1.85           1.34             1.31             11
  2000               4,681      1.82          1.84           1.72             1.70             25
  1999               3,594      1.82          1.84           1.68             1.66             34
  1998 (1)             967      1.80*         1.83*          1.77*            1.74*            22

  CLASS C SHARES
  2002+             $  151      1.83%         1.85%          1.36%            1.34%            12%
  2001                 103      1.82          1.85           1.33             1.30             11
  2000 (2)              46      1.82*         1.84*          1.39*            1.37*            25

--------------------
SMALL CAP VALUE FUND
--------------------

  FIDUCIARY SHARES
  2002+           $ 63,399      1.35%         1.52%          0.05%           (0.12)%           99%
  2001              78,869      1.44          1.55           0.27             0.13            215
  2000             134,616      1.34          1.51           0.69             0.52             57
  1999 (3)          80,423      1.54*         1.71*          0.28*            0.11*            74

  CLASS A SHARES
  2002+           $ 15,708      1.60%         1.77%         (0.19)%          (0.36)%           99%
  2001               9,496      1.69          1.80          (0.06)           (0.20)           215
  2000               8,280      1.55          1.71           0.53             0.37             57
  1999 (3)             912      1.77*         1.94*         (0.11)*          (0.28)*           74

  CLASS B SHARES
  2002+            $ 9,047      2.25%         2.27%         (0.82)%          (0.84)%           99%
  2001               6,081      2.29          2.31          (0.55)           (0.57)           215
  2000               4,477      2.22          2.24          (0.15)           (0.17)            57
  1999 (3)           1,012      2.39*         2.42*         (1.40)*          (1.43)*           74

  CLASS C SHARES
  2002+            $ 2,007      2.25%         2.23%         (0.76)%          (0.74)%           99%
  2001                 671      2.29          2.31          (0.66)           (0.68)           215
  2000 (2)             362      2.22*         2.24*          0.07*            0.05*            57

        The accompanying notes are an integral part of the financial statements.


78    1.800.433.6884

[GRAPHIC OMITTED]



                               INVESTMENT ACTIVITIES        DISTRIBUTIONS
                   NET     ----------------------------  -------------------     NET
                  ASSET                   NET REALIZED                          ASSET
                  VALUE,        NET      AND UNREALIZED      NET                VALUE,
                BEGINNING   INVESTMENT   GAIN (LOSS) ON  INVESTMENT  CAPITAL     END     TOTAL**
                OF PERIOD  INCOME (LOSS)  INVESTMENTS      INCOME     GAINS   OF PERIOD  RETURN
-------------------------------------------------------------------------------------------------
-------------------------
INTERNATIONAL EQUITY FUND
-------------------------

  FIDUCIARY SHARES
  2002+         $29.60         0.065        (4.820)        (0.125)        --    $24.72  (16.11)%
  2001           43.25         0.032       (10.823)        (0.109)    (2.750)    29.60  (26.17)
  2000           39.38         0.146         4.298         (0.277)    (0.297)    43.25   11.21
  1999           37.32         0.210         1.982         (0.132)        --     39.38    5.90
  1998           38.69         0.767        (1.178)        (0.592)    (0.367)    37.32   (0.82)

  CLASS A SHARES
  2002+         $29.43         0.006        (4.816)            --         --    $24.62  (16.34)%
  2001           43.15        (0.088)      (10.806)        (0.076)    (2.750)    29.43  (26.47)
  2000 (2)       44.06         0.626        (0.968)        (0.271)    (0.297)    43.15   (0.84)

  CLASS B SHARES
  2002+         $29.26        (0.130)       (4.790)            --         --    $24.34  (16.81)%
  2001           43.02        (0.316)      (10.694)            --     (2.750)    29.26  (26.80)
  2000 (2)       44.06         0.462        (0.949)        (0.256)    (0.297)    43.02   (1.17)

  CLASS C SHARES
  2002+         $29.26        (0.132)       (4.788)            --         --    $24.34  (16.81)%
  2001           43.02        (0.176)      (10.834)            --     (2.750)    29.26  (26.80)
  2000 (2)       44.06         0.322        (0.816)        (0.249)    (0.297)    43.02   (1.19)

------------------------------------------
CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
------------------------------------------

  FIDUCIARY SHARES
  2002+         $10.32         0.402         0.192         (0.400)    (0.034)   $10.48    5.89%
  2001            9.97         0.429         0.345         (0.424)        --     10.32    7.92
  2000            9.96         0.441         0.008         (0.439)        --      9.97    4.68
  1999           10.04         0.438        (0.086)        (0.436)        --      9.96    3.54
  1998           10.01         0.457         0.008         (0.435)        --     10.04    4.75

  CLASS A SHARES
  2002+         $10.28         0.401         0.193         (0.400)    (0.034)   $10.44    5.91%
  2001            9.94         0.422         0.342         (0.424)        --     10.28    7.85
  2000            9.93         0.426         0.023         (0.439)        --      9.94    4.69
  1999           10.01         0.429        (0.078)        (0.436)        --      9.93    3.55
  1998            9.99         0.423         0.032         (0.435)        --     10.01    4.66

  CLASS B SHARES
  2002+         $10.29         0.297         0.192         (0.305)    (0.034)   $10.44    4.84%
  2001            9.95         0.338         0.335         (0.333)        --     10.29    6.87
  2000 (2)        9.84         0.225         0.128         (0.243)        --      9.95    3.65

                                                                            RATIO OF
                                             RATIO                       NET INVESTMENT
                                         OF EXPENSES                    INCOME (LOSS) TO
                                          TO AVERAGE                         AVERAGE
                    NET                   NET ASSETS       RATIO OF        NET ASSETS
                  ASSETS,      RATIO       EXCLUDING    NET INVESTMENT      EXCLUDING
                    END     OF EXPENSES   FEE WAIVERS   INCOME (LOSS)      FEE WAIVERS     PORTFOLIO
                 OF PERIOD  TO AVERAGE   AND REDUCTION   TO AVERAGE       AND REDUCTION     TURNOVER
                   (000)    NET ASSETS    OF EXPENSES    NET ASSETS        OF EXPENSES        RATE
-----------------------------------------------------------------------------------------------------
-------------------------
INTERNATIONAL EQUITY FUND
-------------------------

  FIDUCIARY SHARES
  2002+           $ 29,330      1.46%         1.75%          0.24%           (0.05)%          184%
  2001             112,325      1.45          1.60           0.18             0.03            151
  2000             121,581      1.43          1.63           0.32             0.12             49
  1999             108,537      1.36          1.63           0.42             0.15             87
  1998              91,970      1.34          1.61           0.71             0.44             72

  CLASS A SHARES
  2002+             $  514      1.71%         2.00%          0.02%           (0.27)%          184%
  2001               5,043      1.70          1.85          (0.08)           (0.23)           151
  2000 (2)           1,548      1.70*         1.85*          0.56*            0.41*            49

  CLASS B SHARES
  2002+             $  527      2.36%         2.50%         (0.48)%          (0.62)%          184%
  2001                 865      2.33          2.35          (0.72)           (0.74)           151
  2000 (2)             960      2.36*         2.39*         (0.18)*          (0.21)*           49

  CLASS C SHARES
  2002+              $  12      2.36%         2.50%         (0.49)%          (0.63)%          184%
  2001                  15      2.33          2.35          (0.77)           (0.79)           151
  2000 (2)               9      2.36*         2.39*         (0.33)*          (0.36)*           49

------------------------------------------
CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
------------------------------------------

  FIDUCIARY SHARES
  2002+           $123,702      0.47%         0.99%          3.88%            3.36%             2%
  2001             123,568      0.46          0.97           4.20             3.69             12
  2000             139,098      0.44          1.01           4.45             3.88             10
  1999             149,365      0.45          1.02           4.29             3.72             11
  1998             157,062      0.42          1.04           4.46             3.84             23

  CLASS A SHARES
  2002+           $ 99,166      0.47%         1.25%          3.88%            3.10%             2%
  2001              68,797      0.46          1.22           4.20             3.44             12
  2000              31,261      0.44          1.26           4.46             3.64             10
  1999              17,759      0.45          1.27           4.30             3.48             11
  1998              12,925      0.31           .29           4.37             3.39             23

  CLASS B SHARES
  2002+            $ 7,419      1.47%         1.76%          2.88%            2.59%             2%
  2001               3,349      1.46          1.73           3.20             2.93             12
  2000 (2)             425      1.44*         1.76*          3.50*            3.18*            10

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0. *
 *  ANNUALIZED.
** TOTAL RETURN DOES NOT REFLECT ANY APPLICABLE SALES CHARGE. TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
 +  PER SHARE AMOUNTS CALCULATED USING AVERAGE SHARES METHOD.
++  INCLUDES A 0.037 DISTRIBUTION IN EXCESS OF NET INVESTMENT INCOME.
(1) COMMENCED OPERATIONS ON FEBRUARY 2, 1998.
(2) COMMENCED OPERATIONS ON NOVEMBER 30, 1999.
(3) COMMENCED OPERATIONS ON SEPTEMBER 17, 1998.

The accompanying notes are an integral part of the financial statements.

                                                     WWW.HIGHMARKFUNDS.COM    79

[HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE YEARS OR PERIODS ENDED JULY 31,

                               INVESTMENT ACTIVITIES       DISTRIBUTIONS
                   NET     ----------------------------  -------------------     NET
                  ASSET                   NET REALIZED                          ASSET
                  VALUE,        NET      AND UNREALIZED      NET                VALUE,
                BEGINNING   INVESTMENT   GAIN (LOSS) ON  INVESTMENT  CAPITAL     END     TOTAL**
                OF PERIOD  INCOME (LOSS)  INVESTMENTS      INCOME     GAINS   OF PERIOD  RETURN
-------------------------------------------------------------------------------------------------
---------
BOND FUND
---------

  FIDUCIARY SHARES
  2002+         $10.88         0.638        (0.204)        (0.634)      --      $10.68    4.09%
  2001           10.25         0.641         0.629         (0.640)      --       10.88   12.73
  2000           10.39         0.625        (0.139)        (0.626)      --       10.25    4.86
  1999           10.81         0.605        (0.426)        (0.600)      --       10.39    1.60
  1998           10.67         0.615         0.150         (0.627)      --       10.81    7.41

  CLASS A SHARES
  2002+         $10.78         0.626        (0.202)        (0.634)      --      $10.57    4.03%
  2001           10.16         0.639         0.621         (0.640)      --       10.78   12.75
  2000           10.30         0.630        (0.144)        (0.626)      --       10.16    4.90
  1999           10.73         0.610        (0.440)        (0.600)      --       10.30    1.52
  1998           10.59         0.605         0.162         (0.627)      --       10.73    7.47

  CLASS B SHARES
  2002+         $10.76         0.528        (0.209)        (0.539)      --      $10.54    3.03%
  2001 (1)       10.39         0.361         0.389         (0.380)      --       10.76    7.32

------------------------------------
100% U.S. TREASURY MONEY MARKET FUND
------------------------------------

  FIDUCIARY SHARES
  2002+         $ 1.00         0.019            --         (0.019)      --      $ 1.00    1.92%
  2001            1.00         0.050            --         (0.050)      --        1.00    5.09
  2000            1.00         0.049            --         (0.049)      --        1.00    5.05
  1999            1.00         0.043            --         (0.043)      --        1.00    4.43
  1998            1.00         0.049            --         (0.049)      --        1.00    5.02

  CLASS A SHARES
  2002+         $ 1.00         0.017            --         (0.017)      --      $ 1.00    1.67%
  2001            1.00         0.047            --         (0.047)      --        1.00    4.83
  2000            1.00         0.047            --         (0.047)      --        1.00    4.79
  1999            1.00         0.041            --         (0.041)      --        1.00    4.17
  1998            1.00         0.047            --         (0.047)      --        1.00    4.75

  CLASS S SHARES
  2002+         $ 1.00         0.014            --         (0.014)      --      $ 1.00    1.36%
  2001            1.00         0.044            --         (0.044)      --        1.00    4.52
  2000 (2)        1.00         0.037            --         (0.037)      --        1.00    3.81

                                                                            RATIO OF
                                             RATIO                       NET INVESTMENT
                                         OF EXPENSES                        INCOME TO
                                          TO AVERAGE                         AVERAGE
                    NET                   NET ASSETS       RATIO OF        NET ASSETS
                  ASSETS,      RATIO       EXCLUDING    NET INVESTMENT      EXCLUDING
                    END     OF EXPENSES   FEE WAIVERS       INCOME       FEE WAIVERS     PORTFOLIO
                 OF PERIOD  TO AVERAGE   AND REDUCTION   TO AVERAGE       AND REDUCTION     TURNOVER
                   (000)    NET ASSETS    OF EXPENSES    NET ASSETS        OF EXPENSES        RATE
-----------------------------------------------------------------------------------------------------

---------
BOND FUND
---------

  FIDUCIARY SHARES
  2002+           $485,274      0.75%         1.00%          5.89%             5.64%           18%
  2001             533,310      0.75          0.98           6.05              5.82            19
  2000             342,388      0.75          1.01           6.06              5.80            27
  1999             334,900      0.75          1.01           5.69              5.43            39
  1998             206,125      0.75          1.02           5.86              5.60            16

  CLASS A SHARES
  2002+           $ 52,683      0.75%         1.25%          5.86%             5.36%           18%
  2001              15,316      0.75          1.23           5.98              5.50            19
  2000               6,183      0.75          1.26           6.11              5.60            27
  1999               2,638      0.75          1.26           5.67              5.16            39
  1998               1,912      0.75          1.26           5.85              5.33            16

  CLASS B SHARES
  2002+            $ 8,209      1.73%         1.75%          4.95%             4.93%           18%
  2001 (1)           2,278      1.73*         1.75*          4.29*             4.27*           19

------------------------------------
100% U.S. TREASURY MONEY MARKET FUND
------------------------------------

  FIDUCIARY SHARES
  2002+           $485,283      0.49%         0.80%          1.89%             1.58%           --
  2001             366,161      0.47          0.79           4.94              4.62            --
  2000             380,496      0.47          0.79           4.95              4.63            --
  1999             263,561      0.47          0.79           4.35              4.03            --
  1998             227,733      0.46          0.78           4.91              4.59            --

  CLASS A SHARES
  2002+           $226,456      0.74%         1.05%          1.69%             1.38%           --
  2001             252,535      0.72          1.04           4.70              4.38            --
  2000             275,433      0.72          1.04           4.49              4.17            --
  1999             976,971      0.72          1.04           4.07              3.75            --
  1998             727,087      0.71          1.03           4.65              4.33            --

  CLASS S SHARES
  2002+           $639,187      1.04%         1.09%          1.37%             1.32%           --
  2001             810,796      1.02          1.09           4.42              4.35            --
  2000 (2)         693,771      1.02*         1.09*          4.55*             4.48*           --

        The accompanying notes are an integral part of the financial statements.

80    1.800.433.6884

[GRAPHIC OMITTED]


                         INVESTMENT ACTIVITIES      DISTRIBUTIONS
               NET     ------------------------- -------------------    NET
              ASSET                NET REALIZED                        ASSET
             VALUE,        NET    AND UNREALIZED    NET                VALUE,
            BEGINNING  INVESTMENT   GAIN (LOSS)  INVESTMENT  CAPITAL    END
            OF PERIOD    INCOME   ON INVESTMENTS   INCOME     GAINS  OF PERIOD
--------------------------------------------------------------------------------
---------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
---------------------------------

  FIDUCIARY SHARES
  2002+        $1.00     0.019         --         (0.019)      --      $1.00
  2001          1.00     0.051         --         (0.051)      --       1.00
  2000          1.00     0.053         --         (0.053)      --       1.00
  1999          1.00     0.046         --         (0.046)      --       1.00
  1998          1.00     0.050         --         (0.050)      --       1.00

  CLASS A SHARES
  2002+        $1.00     0.017         --         (0.017)      --      $1.00
  2001          1.00     0.049         --         (0.049)      --       1.00
  2000          1.00     0.050         --         (0.050)      --       1.00
  1999          1.00     0.043         --         (0.043)      --       1.00
  1998          1.00     0.048         --         (0.048)      --       1.00

  CLASS B SHARES
  2002+        $1.00     0.009         --         (0.009)      --      $1.00
  2001          1.00     0.041         --         (0.041)      --       1.00
  2000          1.00     0.043         --         (0.043)      --       1.00
  1999          1.00     0.036         --         (0.036)      --       1.00
  1998 (3)      1.00     0.021         --         (0.021)      --       1.00

  CLASS S SHARES
  2002+        $1.00     0.014         --         (0.014)      --      $1.00
  2001          1.00     0.046         --         (0.046)      --       1.00
  2000 (2)      1.00     0.040         --         (0.040)      --       1.00

-----------------------------
DIVERSIFIED MONEY MARKET FUND
-----------------------------

  FIDUCIARY SHARES
  2002+        $1.00     0.021         --         (0.021)      --      $1.00
  2001          1.00     0.053         --         (0.053)      --       1.00
  2000          1.00     0.054         --         (0.054)      --       1.00
  1999          1.00     0.047         --         (0.047)      --       1.00
  1998          1.00     0.051         --         (0.051)      --       1.00

  CLASS A SHARES
  2002+        $1.00     0.018         --         (0.018)      --      $1.00
  2001          1.00     0.051         --         (0.051)      --       1.00
  2000          1.00     0.051         --         (0.051)      --       1.00
  1999          1.00     0.044         --         (0.044)      --       1.00
  1998          1.00     0.049         --         (0.049)      --       1.00

  CLASS S SHARES
  2002+        $1.00     0.015         --         (0.015)      --      $1.00
  2001          1.00     0.048         --         (0.048)      --       1.00
  2000 (2)      1.00     0.041         --         (0.041)      --       1.00

                                                                              RATIO OF
                                                    RATIO                   NET INVESTMENT
                                                 OF EXPENSES                  INCOME TO
                                                  TO AVERAGE                   AVERAGE
                             NET                  NET ASSETS      RATIO OF    NET ASSETS
                           ASSETS,     RATIO       EXCLUDING   NET INVESTMENT  EXCLUDING
                             END    OF EXPENSES   FEE WAIVERS      INCOME     FEE WAIVERS
                 TOTAL**  OF PERIOD  TO AVERAGE  AND REDUCTION   TO AVERAGE  AND REDUCTION
                 RETURN     (000)    NET ASSETS   OF EXPENSES    NET ASSETS   OF EXPENSES
------------------------------------------------------------------------------------------
---------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
---------------------------------

  FIDUCIARY SHARES
  2002+          1.93%   $  575,014    0.52%         0.80%         1.89%         1.61%
  2001           5.24       403,244    0.52          0.80          4.99          4.71
  2000           5.38       329,922    0.52          0.79          5.22          4.95
  1999           4.64       351,140    0.52          0.79          4.52          4.25
  1998           5.16       283,096    0.51          0.79          5.05          4.77

  CLASS A SHARES
  2002+          1.67%   $   43,701    0.77%         1.05%         1.68%         1.40%
  2001           4.97        47,058    0.77          1.05           4.79         4.51
  2000           5.12        48,138    0.77          1.04           4.74         4.47
  1999           4.39       170,974    0.77          1.04           4.28         4.01
  1998           4.90       122,074    0.76          1.04           4.80         4.52

  CLASS B SHARES
  2002+          0.92%    $   2,020    1.52%         1.55%         0.84%         0.81%
  2001           4.20           963    1.52          1.55          3.72          3.69
  2000           4.34           391    1.52          1.54          4.31          4.29
  1999           3.62           218    1.52          1.54          3.46          3.44
  1998 (3)       4.25            --    1.26*         1.54*         4.30*         4.02*

  CLASS S SHARES
  2002+          1.37%   $  101,192    1.07%         1.09%         1.44%         1.42%
  2001           4.66       161,498    1.07          1.10          4.54          4.51
  2000 (2)       4.09       120,125    1.07*         1.09*         4.85*         4.83*

-----------------------------
DIVERSIFIED MONEY MARKET FUND
-----------------------------

  FIDUCIARY SHARES
  2002+          2.08%   $2,135,421    0.52%         0.80%         2.07%         1.79%
  2001           5.45     2,058,393    0.52          0.80          5.26          4.98
  2000           5.51     1,728,388    0.52          0.79          5.39          5.12
  1999           4.78     1,324,659    0.52          0.79          4.68          4.41
  1998           5.27     1,180,141    0.50          0.77          5.15          4.88

  CLASS A SHARES
  2002+          1.83%   $  724,983    0.77%         1.05%         1.85%         1.57%
  2001           5.19       863,773    0.77          1.05          4.98          4.70
  2000           5.24       626,011    0.77          1.04          4.92          4.65
  1999           4.52     1,641,799    0.77          1.04          4.42          4.15
  1998           5.01     1,124,280    0.75          1.02          4.90          4.63

  CLASS S SHARES
  2002+          1.52%   $1,337,571    1.07%         1.10%         1.55%         1.52%
  2001           4.88     1,584,325    1.07          1.10          4.78          4.75
  2000 (2)       4.21     1,575,659    1.07*         1.09*         5.02*         5.00*




AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

 *  ANNUALIZED.
** TOTAL RETURN DOES NOT REFLECT ANY APPLICABLE SALES CHARGE. TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
 +  PER SHARE AMOUNTS CALCULATED USING AVERAGE SHARES METHOD.
(1) COMMENCED OPERATIONS ON NOVEMBER 30, 2000.
(2) COMMENCED OPERATIONS ON SEPTEMBER 30, 1999.
(3) COMMENCED OPERATIONS ON FEBRUARY 2, 1998.

The accompanying notes are an integral part of the financial statements.

                                                     WWW.HIGHMARKFUNDS.COM    81

[HIGHMARK LOGO OMITTED] [GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE YEARS OR PERIODS ENDED JULY 31,



                         INVESTMENT ACTIVITIES      DISTRIBUTIONS
               NET     ------------------------- -------------------    NET
              ASSET                NET REALIZED                        ASSET
             VALUE,        NET    AND UNREALIZED    NET                VALUE,
            BEGINNING  INVESTMENT   GAIN (LOSS)  INVESTMENT  CAPITAL    END
            OF PERIOD    INCOME   ON INVESTMENTS   INCOME     GAINS  OF PERIOD
--------------------------------------------------------------------------------
-------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND
-------------------------------------

  FIDUCIARY SHARES

  2002+        $1.00     0.013         --         (0.013)      --      $1.00
  2001          1.00     0.029         --         (0.029)      --       1.00
  2000          1.00     0.030         --         (0.030)      --       1.00
  1999          1.00     0.026         --         (0.026)      --       1.00
  1998          1.00     0.031         --         (0.031)      --       1.00

  CLASS A SHARES

  2002+        $1.00     0.010         --         (0.010)      --      $1.00
  2001          1.00     0.027         --         (0.027)      --       1.00
  2000          1.00     0.027         --         (0.027)      --       1.00
  1999          1.00     0.023         --         (0.023)      --       1.00
  1998          1.00     0.028         --         (0.028)      --       1.00

  CLASS S SHARES

  2002+        $1.00     0.007         --         (0.007)      --      $1.00
  2001          1.00     0.024         --         (0.024)      --       1.00
  2000 (1)      1.00     0.021         --         (0.021)      --       1.00

                                                                            RATIO OF
                                                  RATIO                   NET INVESTMENT
                                               OF EXPENSES                  INCOME TO
                                                TO AVERAGE                   AVERAGE
                           NET                  NET ASSETS      RATIO OF    NET ASSETS
                         ASSETS,     RATIO       EXCLUDING   NET INVESTMENT  EXCLUDING
                           END    OF EXPENSES   FEE WAIVERS      INCOME     FEE WAIVERS
               TOTAL**  OF PERIOD  TO AVERAGE  AND REDUCTION   TO AVERAGE  AND REDUCTION
               RETURN     (000)    NET ASSETS   OF EXPENSES    NET ASSETS   OF EXPENSES
----------------------------------------------------------------------------------------
-------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND
-------------------------------------

  FIDUCIARY SHARES

  2002+        1.27%     $275,530    0.42%         0.79%         1.28%         0.91%
  2001         2.95       313,573    0.42          0.80          2.89          2.51
  2000         3.00       269,121    0.40          0.79          2.96          2.57
  1999         2.59       235,687    0.33          0.79          2.55          2.09
  1998         3.14       241,487    0.31          0.78          3.07          2.60

  CLASS A SHARES

  2002+        1.02%     $244,693    0.67%         1.04%         1.01%         0.64%
  2001         2.70       257,735    0.67          1.05          2.65          2.27
  2000         2.74       206,252    0.65          1.04          2.61          2.22
  1999         2.34       372,701    0.58          1.04          2.30          1.84
  1998         2.89       305,260    0.56          1.03          2.84          2.37

  CLASS S SHARES

  2002+        0.72%     $ 65,360    0.97%         1.09%         0.75%         0.63%
  2001         2.39       122,194    0.97          1.10          2.38          2.25
  2000 (1)     2.09        88,098    0.96*         1.09*         2.48*         2.35*

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

 *  ANNUALIZED.
**  TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
 +  PER SHARE AMOUNTS CALCULATED USING AVERAGE SHARES METHOD.
(1) COMMENCED OPERATIONS ON SEPTEMBER 30, 1999.


        The accompanying notes are an integral part of the financial statements.

82    1.800.433.6884

[GRAPHIC OMITTED]

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2002

1. ORGANIZATION

HighMark Funds ("HighMark" or "the Funds") was organized as a Massachusetts business trust under a Declaration of Trust dated March 10, 1987. Prior to December 4, 1996, HighMark was known as The HighMark Group.

The Funds are registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment company with fourteen funds: the Growth Fund, the Value Momentum Fund, the Large Cap Value Fund, the Core Equity Fund, the Balanced Fund, the Small Cap Growth Fund, the Small Cap Value Fund, the International Equity Fund, the California Intermediate Tax-Free Bond Fund, the Bond Fund, (collectively the "Non-Money Market Funds") and the 100% U.S. Treasury Money Market Fund, the U.S. Government Money Market Fund, the Diversified Money Market Fund and the California Tax-Free Money Market Fund (collectively the "Money Market Funds"). The Small Cap Growth Fund is not currently operational. HighMark is registered to offer six classes of shares, Class A, Class B and Class C shares (collectively called the "Retail Shares"), Fiduciary Shares, Class I Shares and Class S Shares. Class I Shares are not currently being offered. The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds.

SECURITY VALUATION -- Investment securities held by the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Investments in equity securities held by the Non-Money Market Funds that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Foreign securities are valued based upon quotations from the primary market in which they are traded. Option contracts are valued at the last quoted bid price as quoted on the primary exchange or board of trade on which such option contracts are traded. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general Trustee supervision.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums, if any, during the respective holding periods. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

FOREIGN CURRENCY TRANSLATION -- The books and records of the International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The International Equity Fund does not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The International Equity Fund reports gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for U.S. Federal income tax purposes.

FORWARD FOREIGN CURRENCY CONTRACTS -- The International Equity Fund enters into forward foreign currency contracts as hedges against either specific transactions or portfolio positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains or losses at the time the forward contracts are extinguished. Such contracts, which are designed to protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities; they simply establish an exchange rate at a future date. Also, although such contracts tend to minimize risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any


                                                     WWW.HIGHMARKFUNDS.COM    83

[HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]

JULY 31, 2002

potential gain that might be realized should the value of such foreign currency increase. At July 31, 2002, forward foreign currency contracts outstanding were as follows:

                             IN                     UNREALIZED
           CONTRACTS TO    EXCHANGE                APPRECIATION
              DELIVER        FOR      SETTLEMENT  (DEPRECIATION)
               (000)        (000)        DATE         (000)
           ------------    --------   ----------  --------------
INTERNATIONAL EQUITY:
FOREIGN CURRENCY PURCHASES:

     AU        2,191       $1,205      09/12/02      $(18)
     CH        1,862        1,263      09/12/02        (5)
     DK        4,789          640      09/12/02       (10)
     EU        1,900        1,895      09/12/02       (37)
     GB          303          470      09/12/02         2
     JP      344,017        2,893      09/12/02       (14)
     MX        1,271          130      09/12/02        (1)
     NO        5,050          675      09/12/02       (17)
     SE        7,518          806      09/12/02       (17)
     SG        1,347          774      09/12/02        (8)
FOREIGN CURRENCY SALES:

     AU       (2,191)      (1,201)     09/12/02        13
     CH       (1,862)      (1,274)     09/12/02        16
     DK       (4,789)        (633)     09/12/02         2
     EU       (1,900)      (1,886)     09/12/02        27
     GB         (303)        (469)     09/12/02        (3)
     JP     (344,017)      (2,962)     09/12/02        82
     MX       (1,271)        (130)     09/12/02         1
     NO       (5,050)        (667)     09/12/02         8
     SE       (7,518)        (800)     09/12/02        11
     SG       (1,347)        (767)     09/12/02         2

  AU - Australian Dollar
  CH - Swiss Franc
  DK - Danish Krona
  EU - Euro
  GB - British Sterling Pound
  JP - Japanese Yen
  MX - Mexican Peso
  NO - Norwegian Krone
  SE - Swedish Krona
  SG - Singapore Dollar

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of repurchase agreements and procedures adopted by the Adviser ensure that the market value of the collateral is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

OPTIONS TRANSACTIONS -- In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, certain of the Funds, as described in their prospectuses, may participate in options transactions including writing covered call options. A risk in writing a covered call option is that the Fund gives up the opportunity of profit if the market price of the underlying security increases.

The Fund realizes a gain upon the expiration of a written call option. When a written call option is closed prior to expiration by being exercised, the proceeds on the sale are increased by the amount of original premium received.

Also, certain Funds may purchase call or put options with respect to securities that are permitted investments. The risk in purchasing options is limited to the premium paid.

The Fund recognizes a gain when the underlying security's market price rises (in case of a purchased call) or falls (in case of a purchased put) to the extent sufficient to cover the option premium and transaction costs.

DISCOUNTS AND PREMIUMS -- Discounts and premiums are accreted or amortized over the life of each security and are recorded as interest income for each of the Funds using a method that approximates the effective interest method. Effective August 21, 2000, the Bond Fund began to accrete or amortize discounts and premiums. Effective August 1, 2001, the California Intermediate Tax-Free Bond Fund began to accrete market discount on fixed income securities. The cumulative effect of these accounting changes was immaterial.

NET ASSET VALUE PER SHARE -- The net asset value per share is calculated each business day for each Class. It is computed by dividing the assets of each Class, less its liabilities, by the number of outstanding shares of each Class.

CLASSES -- Class specific expenses are borne by that class. Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for the Money Market Funds are declared daily and paid monthly. Each of the Non-Money Market Funds, except the International Equity and the Small Cap Value Funds, declare and make distributions from net investment income monthly. The International Equity and the Small Cap Value Funds declare and make distributions from net investment income periodically. Any net realized capital gains will be distributed at least annually for all Funds.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from estimates.


84    1.800.433.6884

[GRAPHIC OMITTED]


REDEMPTION FEES -- The International Equity Fund imposes a 2.00% redemption fee on the value of shares redeemed thirty days or less from their date of purchase. The redemption fee will not apply to shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans or shares redeemed through designated systematic withdrawal plans. The redemption fee is included in the Statement of Changes in Net Assets cost of shares redeemed amount, and is included as part of capital shares redeemed on the Statement of Assets and Liabilities. The redemption fee applies only to Fund shares purchased on or after November 2, 2001. The redemption fee paid to the Fund for the year ended July 31, 2002 was $29,521.

IMPLEMENTATION OF NEW ACCOUNTING STANDARDS -- The Funds implemented the provisions of the American Institute of Certified Public Accountants Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), as required on August 1, 2001. Prior to August 1, 2001, the California Intermediate Tax-Free Bond Fund did not accrete market discounts on fixed income securities. In accordance with the implementation of the new accounting standards, the California Intermediate Tax-Free Bond Fund was required to record a cumulative effect adjustment of $51,816 to reflect the accretion of market discounts that were not previously recorded. The cumulative adjustment was reclassified between net investment income and net unrealized appreciation of securities and therefore did not impact total net assets or the net asset value per share of the Fund. The effect of this change for the year ended July 31, 2002 was to increase net investment income by $6,553. The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect this change. For the year ended July 31, 2002, there was no material impact on the financial highlights for the Fund.

3. INVESTMENT ADVISORY
   AGREEMENT AND TRANSACTIONS WITH AFFILIATES

The Funds and HighMark Capital Management, Inc. (the "Adviser") a subsidiary of UnionBanCal Corporation, are parties to an Advisory Agreement. For its services, the Adviser is entitled to receive a fee, that is calculated daily and paid monthly, based on the average daily net assets, at an annual rate of 0.60% of the Growth Fund, the Value Momentum Fund, the Large Cap Value Fund, the Core Equity Fund, and the Balanced Fund, 1.00% of the Small Cap Value Fund, 0.95% of the International Equity Fund, 0.50% of the California Intermediate Tax-Free Bond Fund and the Bond Fund, 0.30% of the 100% U.S. Treasury Money Market Fund, the U.S. Government Money Market Fund, the Diversified Money Market Fund, and the California Tax-Free Money Market Fund. For the year ended July 31, 2002 the Adviser voluntarily waived a portion of its fee in certain funds in order to limit the operating expenses of the Funds.

Effective February 28, 2001, the Adviser and Deutsche Asset Management Investment Services, Ltd. ("Deutsche") entered into an investment sub-advisory agreement for the International Equity Fund. On November 30, 2001, Deutsche Asset Management, Inc. succeeded Deutsche as sub-adviser. On August 1, 2002, Deutsche resumed serving as the International Equity Fund's sub-adviser. Deutsche is entitled to an annual fee of 0.60% of the average daily net assets up to $250 million and 0.50% of the average daily net assets over $250 million of the International Equity Fund allocated to Deutsche. Deutsche is paid by the Adviser.

Prior to November 30, 2001, AXA Investment Managers GS Ltd. ("AXA") also served as sub-adviser to the International Equity Fund pursuant to an investment sub-advisory agreement between the Adviser and AXA. AXA was entitled to a fee of 0.50% of the average daily net assets of the International Equity Fund allocated to AXA. AXA was paid by the Adviser.

Effective October 1, 2001, the Adviser and Waddell & Reed Investment Management Company ("Waddell & Reed") entered into an investment sub-advisory agreement for the Growth Fund. Waddell & Reed is entitled to an annual fee of 0.30% of the average daily net assets of the Growth Fund. Waddell & Reed is paid by the Adviser.

Effective October 1, 2001, the Adviser and LSV Asset Management ("LSV") entered into an investment sub-advisory agreement for the Small Cap Value Fund. LSV is entitled to an annual fee of 0.65% of the average daily net assets on the first $50 million, 0.55% of the average daily net assets on the next $50 million and 0.50% on the average daily net assets over $100 million of the Small Cap Value Fund. LSV is paid by the Adviser.

SEI Investments Global Funds Services (the "Administrator"), and the Funds are parties to an Administration Agreement (the "Agreement") dated February 15, 1997, under which the Administrator provides the Fund with management and administrative services for an annual fee of 0.20% of the average daily net assets of the Funds. The Administrator may voluntarily waive its fee, subject to termination at any time by the Administrator, to the extent necessary to limit the total operating expenses of a Fund. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator. During the period August 1, 2001 to July 31, 2002 the Administrator voluntarily agreed to waive a portion


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2002

of its fee for all Funds. Certain officers of the Funds are also officers and/or Directors of the Administrator. Compensation of officers is paid by the Administrator.

Pursuant to a separate agreement with the Administrator, HighMark Capital Management, Inc. performs sub-administration services on behalf of each fund, for which it receives a fee paid by the Administrator at the annual rate of up to 0.10% of the average daily net assets of the Funds. For the period from August 1, 2001 to July 31, 2002, HighMark Capital Management, Inc. received sub-administration fees from the Funds in the amount of $6,886,000.

State Street Bank and Trust Company serves as the transfer agent, dividend disbursing agent and shareholder servicing agent for HighMark. The Administrator has agreed to absorb certain transfer agency related expenses on behalf of the Fund.

SEI Investments Distribution Co. (the "Distributor") and the Funds are parties to a distribution agreement dated February 15, 1997. No compensation is paid to the Distributor for services rendered to the Fiduciary Shares under this agreement. The Funds have adopted 12b-1 Plans (the "Plans") with respect to Class A, Class B, Class C and Class S Shares that allow each Fund to pay distribution and service fees. The distributor, as compensation for its services under the Plans, receives a distribution fee, computed daily and payable monthly, of 0.25% of the average daily net assets attributable to each Fund's Class A Shares, 0.75% of the average daily net assets attributable to each Fund's Class B Shares, 1.00% of the average daily net assets attributable to each Fund's Class C Shares and 0.55% of the average daily net assets attributable to each Fund's Class S Shares, which may be used by the Distributor to provide compensation for sales support and distribution activities. The HighMark California Intermediate Tax-Free Bond and Bond Funds are currently waiving all Class A distribution fees.

The Funds have also adopted Shareholder Service Plans permitting payment of compensation to service providers, that may include Union Bank of California, N.A., or its affiliates, that have agreed to provide certain shareholder support services for their customers who own Class A, Class B or Fiduciary Shares. In consideration for such services, a service provider is entitled to receive compensation at the annual rate of up to 0.25% of each Fund's average daily net assets. The service provider may waive such fees at any time. Any such waiver is voluntary and may be terminated at any time. For the period from August 1, 2001 to July 31, 2002, Union Bank of California, N.A. received shareholder servicing fees from the Funds in the amount of approximately $1,668,000.


The following fees were payable as of July 31, 2002:

                      INVESTMENT    SUB-AD-    SHAREHOLDER
                        ADVISER  MINISTRATIVE   SERVICING   CUSTODIAN
                      ---------- ------------  -----------  ---------
Growth ............. $   87,450   $ 10,203      $ 34,046     $ 1,458
Value Momentum .....    202,891     23,671        82,544       3,382
Large Cap Value ....     60,819      7,096        24,858       1,014
Core Equity ........     58,851      6,866        23,945         981
Balanced ...........    111,155     12,968        45,335       1,853
Small Cap Value ....     77,619      5,433        17,030         776
International Equity     24,991      1,841            --          --
California Intermediate
   Tax-Free Bond ...     98,483     13,788        47,693       1,970
Bond ...............    241,341     33,788       119,059       4,827
100% U.S. Treasury
   Money Market ....    362,320     84,541       157,379      12,077
U.S. Government
   Money Market ....    173,677     40,525       122,627       5,789
Diversified Money
   Market ..........  1,109,919    258,981       615,069      36,997
California Tax-Free
   Money Market ....    147,364     34,385       110,229       4,912

The Funds have entered into an agreement with the Distributor to act as an agent in placing repurchase agreements for the Funds. For its services the Distributor received $144,323 for the year ended July 31, 2002.

A contingent deferred sales charge (CDSC) is imposed on certain redemptions of Class B Shares. The CDSC varies depending on the number of years from the time of payment for the purchase of Class B Shares until the redemption of such shares.

         YEARS SINCE              CONTINGENT DEFERRED
        PURCHASE MADE                SALES CHARGE
        ---------------------------------------------
            First ......................  5%
            Second .....................  4%
            Third ......................  3%
            Fourth .....................  3%
            Fifth ......................  2%
            Sixth ......................  1%
            Seventh and Following ...... None

A contingent deferred sales charge (CDSC) of 1% is imposed on certain redemptions of Class C Shares.

Union Bank of California, N.A. acts as custodian (the "Custodian") for the Funds. Fees of the Custodian are being paid on the basis of net assets of the Funds.


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4. INVESTMENT TRANSACTIONS

The purchases and sales (including maturities) of invest-ment securities, excluding short-term investments and U.S. government securities, for the year ended July 31, 2002 were as follows:

                                       INVESTMENT SECURITIES
                                       ---------------------
                                       PURCHASES      SALES
                                         (000)        (000)
                                       ---------   --------
Growth ............................... $225,861    $294,932
Value Momentum .......................   56,443      80,812
Large Cap Value ......................  384,634     466,398
Core Equity ..........................   66,829      12,523
Balanced .............................   32,643      99,925
Small Cap Value ......................   90,610      81,284
International Equity .................   98,829     173,232
California Intermediate Tax-Free Bond    35,679       5,067
Bond .................................   21,805      42,883

The purchases and sales (including maturities) of U.S. government securities for the year ended July 31, 2002 were as follows:

                                       PURCHASES      SALES
                                         (000)        (000)
                                       ---------    -------
Balanced .............................  $ 2,097     $24,914
Bond .................................   85,438      53,953

5. FEDERAL INCOME TAXES

It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required.

The International Equity Fund may be subject to taxes imposed by countries in which it invests with respect to investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated. The International Equity Fund accrues such taxes when the related income is earned.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to net operating losses and the classification of short-term capital gains and ordinary income for tax purposes, have been reclassified to/from the following accounts:

                                   ACCUMULATED   UNDISTRIBUTED
                        PAID-IN-  NET REALIZED  NET INVESTMENT
                         CAPITAL      GAIN         INCOME
                          (000)       (000)         (000)
                        --------  ------------  --------------
Growth ................ $(3,162)    $ 2,900         $262
Value Momentum ........   2,059      (2,040)         (19)
Large Cap Value .......  (1,136)      1,128            8
Balanced ..............   3,913      (3,875)         (38)
Small Cap Value .......     (83)         (2)          85
International Equity ..  (5,148)      5,124           24
Bond ..................    (112)        242         (130)
100% U.S. Treasury
   Money Market .......      --        (185)         185
U.S. Government
   Money Market .......      --          (1)           1

These reclassifications have no effect on net assets or net asset value per share.

The tax character of dividends and distributions paid during the years ended July 31, 2002 and July 31, 2001 were as follows:

          TAX-EXEMPT   ORDINARY  LONG-TERM     RETURN
            INCOME      INCOME  CAPITAL GAIN  OF CAPITAL   TOTAL
             (000)       (000)     (000)        (000)      (000)
          ----------   -------- ------------  ----------   -----
Growth
 2002 .... $   --     $     --  $      --        $--     $    --
 2001 ....     --       86,847         --          4      86,851
Value Momentum
 2002 ....     --        5,965     28,010         --      33,975
 2001 ....     --        5,983     43,908         --      49,891
Large Cap Value
 2002 ....     --        2,023         --          8       2,031
 2001 ....     --        4,853     18,617         --      23,470
Core Equity
 2002 ....     --          659         --         --         659
 2001 ....     --          347          3         10         360
Balanced
 2002 ....     --        6,812      6,162         --      12,974
 2001 ....     --        8,936     12,360         --      21,296
Small Cap Value
 2002 ....     --           --      3,730         --       3,730
 2001 ....     --        5,765      9,307         --      15,072
International Equity
 2002 ....     --          155         --         --         155
 2001 ....     --        4,473      4,835         --       9,308
California Inter-
  mediate Tax-Free Bond
 2002 ....  8,386            4        680         --       9,070
 2001 ....  7,651            1         --         --       7,652
Bond
 2002 ....     --       32,733         --         --      32,733
 2001 ....     --       31,979         --         --      31,979
100% U.S. Treasury
  Money Market
 2002 ....     --       26,881         --         --      26,881
 2001 ....     --       67,483         --         --      67,483
U.S. Government
  Money Market
 2002 ....     --       12,380         --         --      12,380
 2001 ....     --       27,602         --         --      27,602
Diversified Money
  Market
 2002 ....     --       95,559         --         --      95,559
 2001 ....     --      224,180         --         --     224,180
California Tax-Free
  Money Market
 2002 ....  7,754           24         --         --       7,778
 2001 .... 17,681           --         --         --      17,681

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2002

As of July 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                                                                                         TOTAL
                                                                                                                      DISTRIBUTABLE
                      UNDISTRIBUTED  UNDISTRIBUTED  UNDISTRIBUTED   CAPITAL       POST-      UNREALIZED      OTHER      EARNINGS
                        ORDINARY      TAX-EXEMPT      LONG-TERM      LOSS        OCTOBER    APPRECIATION   TEMPORARY  (ACCUMULATED
                         INCOME         INCOME      CAPITAL GAIN  CARRYFORWARD    LOSSES   (DEPRECIATION) DIFFERENCES   LOSSES)
                          (000)          (000)          (000)        (000)        (000)        (000)        (000)       (000)
                      -------------  -------------  ------------  ------------   -------   -------------- ----------- -------------
Growth .................. $  --        $  --         $     --      $(130,467)    $(35,898)    $(18,060)   $     --    $(184,425)
Value Momentum ..........   353           --           17,128             --           --       91,571          (1)     109,051
Large Cap Value .........    --           --               --        (21,015)     (22,585)     (14,214)          1      (57,813)
Core Equity .............    19           --               --         (4,039)      (8,643)     (32,910)          1      (45,572)
Balanced ................     6           --               --         (5,673)      (7,873)       3,997          19       (9,524)
Small Cap Value .........    --           --               --           (531)          --          154          --         (377)
International Equity ....    --           --               --        (16,182)      (3,575)      (2,919)        (50)     (22,726)
California Intermediate
 Tax-Free Bond ..........    --          171              232             --           --       13,759          --       14,162
Bond ....................   505           --               --         (6,527)      (1,810)       8,352         385          905
100% U.S. Treasury
 Money Market ........... 1,511           --               --             (9)        (188)          --      (1,196)         118
U.S. Government Money
 Market .................   705           --               --            (19)         (21)          --        (704)         (39)
Diversified Money Market  4,635           --               --           (138)          (1)          --      (4,502)          (6)
California Tax-Free
 Money Market ...........    --          376               --            (28)          --           --        (379)         (31)

Post-October losses represent losses realized on investment transactions from November 1, 2001 through July 31, 2002, that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

At July 31, 2002, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

                                                                           EXPIRING JULY 31,
                                        ------------------------------------------------------------------------------------
                                          2003      2004      2005      2006     2007      2008     2009      2010     TOTAL
                                          (000)     (000)     (000)     (000)    (000)     (000)    (000)     (000)    (000)
                                        -------     -----    ------     -----   ------     -----    -----     -----    -----
Growth ................................ $  --       $ --     $  --      $--     $  --      $  --   $  --   $130,467  $130,467
Large Cap Value .......................    --         --        --       --        --         --      --     21,015    21,015
Core Equity ...........................    --         --        --       --        --         --       1      4,038     4,039
Balanced ..............................    --         --        --       --        --         --      --      5,673     5,673
Small Cap Value .......................    --         --        --       --        --         --      --        531       531
International Equity ..................    --         --        --       --        --         --     277     15,905    16,182
Bond ..................................   610        800     2,394       --        --      2,586     137         --     6,527
100% U.S. Treasury
 Money Market .........................    --         --        --       --        --         --      --          9         9
U.S. Government Money Market ..........    --         --        --       --        --         --      --         19        19
Diversified Money Market ..............    --         --        --       --       130         --       8         --       138
California Tax-Free
 Money Market .........................    12         --        --       16        --         --      --         --        28

During the year ended July 31, 2002, capital loss carryforwards that were utilized to offset gains were as follows:

                                                      (000)
                                                      -----
Diversified Money Market ............................  $ 6
California Tax-Free Money Market ....................   21


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At July 31, 2002, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Funds were as follows:

                      FEDERAL TAX
                          COST   APPRECIATION  DEPRECIATION  TOTAL
                          (000)     (000)         (000)      (000)
                      ---------- ------------  ------------  -----
Growth ................ $227,742    $8,852      $(26,912)  $(18,060)
Value Momentum ........  335,511   130,050       (38,479)    91,571
Large Cap Value .......  144,945     1,909       (16,123)   (14,214)
Core Equity ...........  159,805     3,104       (36,014)   (32,910)
Balanced ..............  201,337    31,958       (27,961)     3,997
Small Cap Value .......   93,832     8,977        (8,824)       153
International Equity ..   37,146       506        (3,474)    (2,968)
California Intermediate
   Tax Free Bond ......  213,185    13,765            (6)    13,759
Bond ..................  600,530    28,523       (20,171)     8,352

6. SECURITY LENDING

Certain of the Funds lend their securities to approved brokers to earn additional income and receive cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. The market value of the securities on loan, which may include pending transactions, at July 31, 2002, the collateral purchased with cash received and held at July 31, 2002, and the income generated from the program during the year ended July 31, 2002, with respect to such loans were as follows:

                 MARKET VALUE OF   MARKET     INCOME RECEIVED
                   SECURITIES     VALUE OF    FROM SECURITIES
                     LOANED      COLLATERAL       LENDING
                      (000)         (000)          (000)
                  -------------- ----------   ---------------
Growth ............. $14,298      $14,687          $ 28
Value Momentum .....  35,157       36,662            89
Large Cap Value ....  13,298       13,784            50
Core Equity ........   5,161        5,357            19
Balanced ...........  13,492       13,898            39
Small Cap Value ....   4,010        4,322            13
International Equity   3,915        4,128            27
Bond ...............  67,127       68,817           101

7. CONCENTRATION OF CREDIT RISK

The California Intermediate Tax-Free Bond Fund and the California Tax-Free Money Market Fund invest in debt securities in the State of California. The ability of the issuers of the securities held by the Funds to meet their obligations may be affected by economic and political developments in that state.

The International Equity Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments, lack of liquidity, low market capitalizations, foreign currency fluctuations, and the level of governmental supervision and regulation of securities markets in the respective countries.

8. OPTION CONTRACTS

Transactions in covered call options and purchased put options during the year ended July 31, 2002 are summarized as follows:

                                          VALUE MOMENTUM
                                      ---------------------
                                      NUMBER OF
  WRITTEN OPTION TRANSACTIONS         CONTRACTS     PREMIUM
  ---------------------------------   ----------    -------
Options written and outstanding at
   beginning of year ................  1,300    $  496,409
Call options written during year ....  4,442     1,035,145
Call options exercised during year .. (1,518)     (412,237)
Call options expired during year .... (2,846)     (738,538)
Call options closed during year .....   (400)      (98,426)
                                      ------    ----------
Options written and outstanding at
   end of year ......................    978    $  282,353
                                      ======    ==========

                                          VALUE MOMENTUM
                                      ---------------------
                                      NUMBER OF
 PURCHASE OPTION TRANSACTIONS         CONTRACTS     PREMIUM
 ---------------------------------    ----------    -------
Purchased put options outstanding at
   beginning of year .................   800     $ 322,403
Put options purchased during year .... 1,774       377,814
Put options sold during year .........  (155)      (62,465)
Put options expired during year ......  (596)     (111,774)
Put options exercised during year ....  (945)     (329,842)
                                       -----     ---------
Purchased put options outstanding at
   end of year                           878     $ 196,136
                                       =====     =========


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2002

                                            CORE EQUITY
                                      ---------------------
                                      NUMBER OF
  WRITTEN OPTION TRANSACTIONS         CONTRACTS     PREMIUM
  ---------------------------         ---------     -------
Options written and outstanding at
   beginning of year ..................   --      $     --
Call options written during year ......  252        38,387
Call options exercised during year .... (130)      (11,778)
Call options expired during year ......   --            --
Call options closed during year ....... (122)      (26,609)
                                        ----      --------
Options written and outstanding at
   end of year ........................   --      $     --
                                        ====      ========

                                             BALANCED
                                      ---------------------
                                      NUMBER OF
  WRITTEN OPTION TRANSACTIONS         CONTRACTS     PREMIUM
  ---------------------------         ---------     -------
Options written and outstanding at
   beginning of year ...................   --     $     --
Call options written during year .......  553       80,345
Call options exercised during year ..... (290)     (26,036)
Call options expired during year .......   --           --
Call options closed during year ........ (263)     (54,309)
                                         ----     --------
Options written and outstanding at
   end of year .........................   --     $     --
                                         ====     ========

                                       INTERNATIONAL EQUITY
                                      ---------------------
                                      NUMBER OF
  WRITTEN OPTION TRANSACTIONS         CONTRACTS     PREMIUM
  ---------------------------         ---------     -------
Options written and outstanding at
   beginning of year ...............         --      $    --
Call options written during year ...  4,763,606       12,072
Call options purchased during year . (1,263,055)      (2,842)
Call options expired during year ... (3,500,551)      (9,230)
Call options closed during year ....         --           --
                                     ----------      -------
Options written and outstanding at
   end of year .....................         --      $    --
                                     ==========      =======

                                       INTERNATIONAL EQUITY
                                      ---------------------
                                      NUMBER OF
  WRITTEN OPTION TRANSACTIONS         CONTRACTS     PREMIUM
  ---------------------------         ---------     -------
Purchased put options outstanding at
   beginning of year ................        --     $     --
Put options purchased during year ... 4,763,606       13,833
Put options sold during year ........        --           --
Put options expired during year .....(4,763,606)     (13,833)
Put options exercised during year ...        --           --
                                     ----------     --------
Purchased put options outstanding at
   end of year ......................        --     $     --
                                     ==========     ========

9. FUND MERGERS

On August 21, 2000, the assets of the HighMark Intermediate-Term Bond Fund were reorganized into the HighMark Bond Fund. Under the Plan of Reorganization, 21,469,654 Fiduciary Shares and 454,455 Class A Shares of the HighMark Intermediate-Term Bond Fund were exchanged for 20,616,686 Fiduciary Shares (valued at $212,819,000) and 440,239 Class A Shares (valued at $4,506,000) of the Bond Fund in a tax free exchange. Upon the business combination of such Funds on August 21, 2000, the value of the HighMark Bond Fund's net assets combined with those of the HighMark Intermediate-Term Bond Fund ($217,323,870, including $3,150,195 of unrealized depreciation and distributions in excess of net investment income of $109,000, which was reclassified into paid-in-capital) was $568,093,052 before the open of business.

On April 22, 2002 the HighMark Bond Fund ("Bond Fund") acquired all of the net assets of Current Income Shares, Inc. ("CIS"). The acquisition was pursuant to an Agreement and Plan of Reorganization, which was approved by the CIS shareholders on March 21, 2002. Under the Plan of Reorganization, 3,673,337 CIS shares were exchanged for 4,276,318 Class A Shares (valued at $45,329,000) of the Bond Fund in a tax free exchange. Upon the business combination of such Funds on April 22, 2002, the value of the HighMark Bond Fund's net assets combined with those of CIS ($45,328,972, including $578,523 of unrealized depreciation and distributions in excess of net investment income of $39,117, which was reclassified into paid-in-capital) was $582,680,287 before the open of business. Prior to the acquisition, CISwas managed by the Adviser.


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10. IN-KIND TRANSACTIONS

During the year ended July 31, 2002, the HighMark Growth, Value Momentum, Large Cap Value, Balanced and International EquityFunds distributed securities in lieu of cash for shareholder redemptions. The shareholders received a pro-rata portion of the funds' holdings. The value of the redemptions were as follows:

FIDUCIARY SHARES:

                                                  REALIZED       SHARES
            REDEMPTION  SECURITIES      CASH     GAIN (LOSS)    REDEEMED
            ----------  ----------   ----------  -----------   ---------
Growth
 12/12/01  $47,556,730  $43,482,038  $4,074,692  $(2,899,881)  5,871,201

Value
 Momentum
 07/15/02    5,001,816    4,883,548     118,268    2,059,468     248,106

Large Cap
 Value
 12/12/01   35,776,612   35,075,688     700,924   (1,128,234)  3,613,799

Balanced

 07/15/02   43,447,950   43,208,136     239,814    3,913,428   3,764,987

International
 Equity

 11/26/01   71,663,510   67,257,104   4,406,406   (5,123,475)  2,558,497

During the year ended July 31, 2002, the HighMark Value Momentum Fund received securities in lieu of cash for shareholder subscriptions. The value of the subscriptions were as follows:
FIDUCIARY SHARES:

                                                    SHARES
                 SUBSCRIPTION     SECURITIES      SUBSCRIBED
                 ------------     -----------     ----------
Value
 Momentum
 12/20/01        $34,529,068      $34,529,068     1,438,711


During the year ended July 31, 2001, the HighMark Growth, Value Momentum, and Small Cap Value Funds distributed securities in lieu of cash for shareholder redemptions. The shareholders received a pro-rata portion of the funds' holdings. The value of the redemptions were as follows:

FIDUCIARY SHARES:

                                                  REALIZED     SHARES
            REDEMPTION  SECURITIES      CASH     GAIN (LOSS)  REDEEMED
            ----------  ----------   ----------  -----------  --------
Growth
 06/15/01  $46,054,898  $44,768,289  $1,286,609  $(9,548,715)  5,180,529

Value
 Momentum
 06/15/01   63,169,400   61,182,109   1,987,291   35,246,323   2,326,681

Small Cap
 Value
 06/15/01   39,966,670   38,468,471   1,498,199    1,356,609   3,184,595

CLASS I SHARES:

                                                    REALIZED     SHARES
            REDEMPTION    SECURITIES     CASH         GAIN      REDEEMED
           ------------  ------------  ----------  -----------  ---------
Value
 Momentum
 12/29/00  $125,377,048  $122,913,319  $2,463,729  $73,754,202  4,496,768

Since these transactions were nontaxable events, these gains will not have any impact on the funds' capital gain distributions. These transactions were completed pursuant to procedures adopted by the Board of Trustees. The Value Momentum Fund Class I Shares were fully liquidated as a result of this transaction.


                                                     WWW.HIGHMARKFUNDS.COM    91

[HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

JULY 31, 2002

11. SHARES ISSUED AND REDEEMED (000):

Transactions in Fund Shares were as follows:

                                                                              GROWTH                  VALUE MOMENTUM
                                                                               FUND                        FUND
                                                                      -----------------------     -----------------------
                                                                        08/01/01   08/01/00         08/01/01   08/01/00
                                                                      TO 07/31/02 TO 07/31/01     TO 07/31/02 TO 07/31/01
                                                                      -----------------------     -----------------------
Shares Issued and Redeemed:
    Fiduciary Shares:
    Issued ..........................................................    7,701      9,965            4,335*     2,865
    Issued in Lieu of Cash Distributions ............................       --      5,760            1,182      1,329
    Redeemed ........................................................  (15,924)*  (22,306)*         (5,680)*   (7,624)*
                                                                       -------    -------           ------     ------
      Total Fiduciary Share Transactions ............................   (8,223)    (6,581)            (163)    (3,430)
                                                                       -------    -------           ------     ------
  Class I Shares: (1)
    Issued ..........................................................       --         --               --        234
    Issued in Lieu of Cash Distributions ............................       --         --               --        282
    Redeemed ........................................................       --         --               --     (4,659)*
                                                                       -------    -------           ------     ------
      Total Class I Share Transactions ..............................       --         --               --     (4,143)
                                                                       -------    -------           ------     ------
  Class A Shares:
    Issued ..........................................................   17,229     15,233            7,341      4,923
    Issued in Lieu of Cash Distributions ............................       --        351               85         77
    Redeemed ........................................................  (18,153)   (15,696)          (7,673)    (4,833)
                                                                       -------    -------           ------     ------
      Total Class A Share Transactions ..............................     (924)      (112)            (247)       167
                                                                       -------    -------           ------     ------
  Class B Shares:
    Issued ..........................................................      328        431              106        137
    Issued in Lieu of Cash Distributions ............................       --        242               25         19
    Redeemed ........................................................     (401)      (287)             (91)       (60)
                                                                       -------    -------           ------     ------
      Total Class B Share Transactions ..............................      (73)       386               40         96
                                                                       -------    -------           ------     ------
  Class C Shares:
    Issued ..........................................................       36         51               16         24
    Issued in Lieu of Cash Distributions ............................       --         13                2          1
    Redeemed ........................................................      (16)       (11)             (14)        (6)
                                                                       -------    -------           ------     ------
      Total Class C Share Transactions ..............................       20         53                4         19
                                                                       -------    -------           ------     ------
    Net Increase (Decrease) in Share Transactions ...................   (9,200)    (6,254)            (366)    (7,291)
                                                                       =======    =======           ======     ======


                                                                            LARGE CAP VALUE             CORE EQUITY
                                                                                 FUND                      FUND
                                                                       -----------------------   -----------------------
                                                                          08/01/01  08/01/00        08/01/01  08/01/00
                                                                       TO 07/31/02 TO 07/31/01   TO 07/31/02 TO 07/31/01
                                                                       -----------------------   -----------------------
Shares Issued and Redeemed:
    Fiduciary Shares:
    Issued ..........................................................      1,510       2,131          9,394     9,951
    Issued in Lieu of Cash Distributions ............................         83       1,398             32        15
    Redeemed ........................................................     (9,224)*    (9,884)        (2,591)   (1,832)
                                                                          ------      ------         ------    ------
      Total Fiduciary Share Transactions ............................     (7,631)     (6,355)         6,835     8,134
                                                                          ------      ------         ------    ------
  Class I Shares: (1)
    Issued ..........................................................         --          --             --        --
    Issued in Lieu of Cash Distributions ............................         --          --             --        --
    Redeemed ........................................................         --          --             --        --
                                                                          ------      ------         ------    ------
      Total Class I Share Transactions ..............................         --          --             --        --
                                                                          ------      ------         ------    ------
  Class A Shares:
    Issued ..........................................................        156         306            126       334
    Issued in Lieu of Cash Distributions ............................         41         383              1        --
    Redeemed ........................................................       (941)     (1,204)           (75)     (110)
                                                                          ------      ------         ------    ------
      Total Class A Share Transactions ..............................       (744)       (515)            52       224
                                                                          ------      ------         ------    ------
  Class B Shares:
    Issued ..........................................................         12          52            277       237
    Issued in Lieu of Cash Distributions ............................          1          23             --        --
    Redeemed ........................................................        (70)        (62)           (68)      (22)
                                                                          ------      ------         ------    ------
      Total Class B Share Transactions ..............................        (57)         13            209       215
                                                                          ------      ------         ------    ------
  Class C Shares:
    Issued ..........................................................          6          --             --        --
    Issued in Lieu of Cash Distributions ............................         --          --             --        --
    Redeemed ........................................................         (2)         (2)            --        --
                                                                          ------      ------         ------    ------
      Total Class C Share Transactions ..............................          4          (2)            --        --
                                                                          ------      ------         ------    ------
    Net Increase (Decrease) in Share Transactions ...................     (8,428)     (6,859)         7,096     8,573
                                                                          ======      ======          =====     =====


                                                                               BALANCED                 SMALL CAP VALUE
                                                                                 FUND                        FUND
                                                                        -----------------------    -----------------------
                                                                          08/01/01  08/01/00         08/01/01   08/01/00
                                                                        TO 07/31/02 TO 07/31/01    TO 07/31/02 TO 07/31/01
                                                                        -----------------------    -----------------------
Shares Issued and Redeemed:
    Fiduciary Shares:
    Issued ..........................................................       2,468      2,854           1,854       2,612
    Issued in Lieu of Cash Distributions ............................         931      1,354             261       1,205
    Redeemed ........................................................     (10,670)*   (6,835)         (3,135)     (7,048)*
                                                                          -------     ------          ------      ------
      Total Fiduciary Share Transactions ............................      (7,271)    (2,627)         (1,020)     (3,231)
                                                                          -------     ------          ------      ------
  Class I Shares: (1)
    Issued ..........................................................          --         --              --          --
    Issued in Lieu of Cash Distributions ............................          --         --              --          --
    Redeemed ........................................................          --         --              --          --
                                                                          -------     ------          ------      ------
      Total Class I Share Transactions ..............................          --         --              --          --
                                                                          -------     ------          ------      ------
  Class A Shares:
    Issued ..........................................................         545        423           1,669       4,613
    Issued in Lieu of Cash Distributions ............................          26         34              35          61
    Redeemed ........................................................        (593)      (481)         (1,100)     (4,479)
                                                                          -------     ------          ------      ------
      Total Class A Share Transactions ..............................         (22)       (24)            604         195
                                                                          -------     ------          ------      ------
  Class B Shares:
    Issued ..........................................................          99        132             384         216
    Issued in Lieu of Cash Distributions ............................          13         15              26          43
    Redeemed ........................................................        (111)       (72)           (105)        (69)
                                                                          -------     ------          ------      ------
      Total Class B Share Transactions ..............................           1         75             305         190
                                                                          -------     ------          ------      ------
  Class C Shares:
    Issued ..........................................................           8          5             139          30
    Issued in Lieu of Cash Distributions ............................          --         --               4           5
    Redeemed ........................................................          (2)        (1)            (17)         (4)
                                                                          -------     ------          ------      ------
      Total Class C Share Transactions ..............................           6          4             126          31
                                                                          -------     ------          ------      ------
    Net Increase (Decrease) in Share Transactions ...................      (7,286)    (2,572)             15      (2,815)
                                                                           ======     ======           =====      ======

                                                                        INTERNATIONAL EQUITY
                                                                                FUND
                                                                      -----------------------
                                                                        08/01/01   08/01/00
                                                                      TO 07/31/02 TO 07/31/01
                                                                      -----------------------
Shares Issued and Redeemed:
    Fiduciary Shares:
    Issued ..........................................................      4,411     8,654
    Issued in Lieu of Cash Distributions ............................          5       233
    Redeemed ........................................................     (7,024)*  (7,904)
                                                                          ------    ------
      Total Fiduciary Share Transactions ............................     (2,608)      983
                                                                          ------    ------
  Class I Shares: (1)
    Issued ..........................................................         --        --
    Issued in Lieu of Cash Distributions ............................         --        --
    Redeemed ........................................................         --        --
                                                                          ------    ------
      Total Class I Share Transactions ..............................         --        --
                                                                          ------    ------
  Class A Shares:
    Issued ..........................................................      1,339     4,786
    Issued in Lieu of Cash Distributions ............................         --         1
    Redeemed ........................................................     (1,489)   (4,652)
                                                                          ------    ------
      Total Class A Share Transactions ..............................       (150)      135
                                                                          ------    ------
  Class B Shares:
    Issued ..........................................................          5        10
    Issued in Lieu of Cash Distributions ............................         --         2
    Redeemed ........................................................        (13)       (5)
                                                                          ------    ------
      Total Class B Share Transactions ..............................         (8)        7
                                                                          ------    ------
  Class C Shares:
    Issued ..........................................................         --        --
    Issued in Lieu of Cash Distributions ............................         --        --
    Redeemed ........................................................         --        --
                                                                          ------    ------
      Total Class C Share Transactions ..............................         --        --
                                                                          ------    ------
    Net Increase (Decrease) in Share Transactions ...................     (2,766)    1,125
                                                                          ======    ======

                                                                           CALIFORNIA INTERMEDIATE
                                                                                 TAX-FREE BOND                   BOND
                                                                                     FUND                        FUND
                                                                            -----------------------     -----------------------
                                                                              08/01/01   08/01/00         08/01/01   08/01/00
                                                                            TO 07/31/02 TO 07/31/01     TO 07/31/02 TO 07/31/01
                                                                            -----------------------     -----------------------
Shares Issued and Redeemed:
  Fiduciary Shares:
    Issued from the reorganization of the Intermediate-Term Bond Fund .            --        --                --    20,617
    Issued ............................................................         1,960     1,477            12,557    12,111
    Issued in Lieu of Cash Distributions ..............................            56        26             1,437     1,487
    Redeemed ..........................................................        (2,191)   (3,477)          (17,567)  (18,604)
                                                                               ------    ------           -------   -------
      Total Fiduciary Share Transactions ..............................          (175)   (1,974)           (3,573)   15,611
                                                                               ------    ------           -------   -------
  Class A Shares:
    Issued from the acquisition of Current Income Shares, Inc. ........            --        --             4,276        --
    Issued from the reorganization of the Intermediate-Term Bond Fund .            --        --                --       440
    Issued ............................................................         6,369     4,760             1,651     1,267
    Issued in Lieu of Cash Distributions ..............................           296       160               123        54
    Redeemed ..........................................................        (3,861)   (1,374)           (2,489)     (949)
                                                                               ------    ------           -------   -------
      Total Class A Share Transactions ................................         2,804     3,546             3,561       812
                                                                               ------    ------           -------   -------
  Class B Shares:
    Issued ............................................................           424       313               609       213
    Issued in Lieu of Cash Distributions ..............................            13         3                21         3
    Redeemed ..........................................................           (52)      (33)              (63)       (4)
                                                                               ------    ------           -------   -------
      Total Class B Share Transactions ................................           385       283               567       212
                                                                               ------    ------           -------   -------
  Class S Shares:
    Issued ............................................................            --        --                --        --
    Issued in Lieu of Cash Distributions ..............................            --        --                --        --
    Redeemed ..........................................................            --        --                --        --
                                                                               ------    ------           -------   -------
      Total Class S Share Transactions ................................            --        --                --        --
                                                                               ------    ------           -------   -------
    Net Increase (Decrease) in Share Transactions .....................         3,014     1,855               555    16,635
                                                                               ======    ======           =======   =======

                                                                               100% U.S. TREASURY
                                                                                  MONEY MARKET             U.S. GOVERNMENT
                                                                                      FUND                MONEY MARKET FUND
                                                                            -----------------------     -----------------------
                                                                               08/01/01    08/01/00        08/01/01   08/01/00
                                                                            TO 07/31/02 TO 07/31/01     TO 07/31/02 TO 07/31/01
                                                                            -----------------------     -----------------------
Shares Issued and Redeemed:
  Fiduciary Shares:
    Issued from the reorganization of the Intermediate-Term Bond Fund .             --           --               --          --
    Issued ............................................................      1,918,026    1,486,204        2,103,135   2,149,847
    Issued in Lieu of Cash Distributions ..............................            358          788              201         467
    Redeemed ..........................................................     (1,799,222)  (1,501,387)      (1,931,553) (2,077,051)
                                                                            ----------   ----------       ----------  ----------
      Total Fiduciary Share Transactions ..............................        119,162      (14,395)         171,783      73,263
                                                                            ----------   ----------       ----------  ----------
  Class A Shares:
    Issued from the acquisition of Current Income Shares, Inc. ........             --           --               --          --
    Issued from the reorganization of the Intermediate-Term Bond Fund .             --           --               --          --
    Issued ............................................................        275,975      364,547          109,727     135,991
    Issued in Lieu of Cash Distributions ..............................          4,988       11,895              901       2,288
    Redeemed ..........................................................       (307,023)    (399,371)        (113,983)   (139,367)
                                                                            ----------   ----------       ----------  ----------
      Total Class A Share Transactions ................................        (26,060)     (22,929)          (3,355)     (1,088)
                                                                            ----------   ----------       ----------  ----------
  Class B Shares:
    Issued ............................................................             --           --            1,637       1,029
    Issued in Lieu of Cash Distributions ..............................             --           --               13          26
    Redeemed ..........................................................             --           --             (593)       (483)
                                                                            ----------   ----------       ----------  ----------
      Total Class B Share Transactions ................................             --           --            1,057         572
                                                                            ----------   ----------       ----------  ----------
  Class S Shares:
    Issued ............................................................      1,778,825    2,300,582          457,185     477,944
    Issued in Lieu of Cash Distributions ..............................         12,532       35,536            2,133       6,258
    Redeemed ..........................................................     (1,962,911)  (2,219,193)        (519,621)   (442,845)
                                                                            ----------   ----------       ----------  ----------
      Total Class S Share Transactions ................................       (171,554)     116,925          (60,303)     41,357
                                                                            ----------   ----------       ----------  ----------
    Net Increase (Decrease) in Share Transactions .....................        (78,452)      79,601          109,182     114,104
                                                                            ==========   ==========       ==========  ==========

                                                                                 DIVERSIFIED             CALIFORNIA TAX-FREE
                                                                                 MONEY MARKET                MONEY MARKET
                                                                                     FUND                        FUND
                                                                            -----------------------     -----------------------
                                                                               08/01/01   08/01/00         08/01/01   08/01/00
                                                                            TO 07/31/02 TO 07/31/01     TO 07/31/02 TO 07/31/01
                                                                            -----------------------     -----------------------
Shares Issued and Redeemed:
  Fiduciary Shares:
    Issued from the reorganization of the Intermediate-Term Bond Fund .              --           --               --         --
    Issued ............................................................       4,138,677    3,583,229          409,901    519,068
    Issued in Lieu of Cash Distributions ..............................           9,216       15,942                1          1
    Redeemed ..........................................................      (4,070,889)  (3,269,944)        (447,956)  (474,620)
                                                                             ----------   ----------         --------   ---------
      Total Fiduciary Share Transactions ..............................          77,004      329,227          (38,054)    44,449
                                                                             ----------   ----------         --------   ---------
  Class A Shares:
    Issued from the acquisition of Current Income Shares, Inc. ........              --           --               --         --
    Issued from the reorganization of the Intermediate-Term Bond Fund .              --           --               --         --
    Issued ............................................................         931,755    1,343,323          283,785    365,552
    Issued in Lieu of Cash Distributions ..............................          17,987       39,844            3,082      6,243
    Redeemed ..........................................................      (1,088,536)  (1,145,739)        (299,918)  (320,313)
                                                                             ----------   ----------         --------   ---------
      Total Class A Share Transactions ................................        (138,794)     237,428          (13,051)    51,482
                                                                             ----------   ----------         --------   ---------
  Class B Shares:
    Issued ............................................................              --           --               --         --
    Issued in Lieu of Cash Distributions ..............................              --           --               --         --
    Redeemed ..........................................................              --           --               --         --
                                                                             ----------   ----------         --------   ---------
      Total Class B Share Transactions ................................              --           --               --         --
                                                                             ----------   ----------         --------   ---------
  Class S Shares:
    Issued ............................................................       2,669,696    2,951,950          432,166    528,579
    Issued in Lieu of Cash Distributions ..............................          29,103       79,874              813      2,484
    Redeemed ..........................................................      (2,945,552)  (3,023,810)        (489,814)  (496,969)
                                                                             ----------   ----------         --------   ---------
      Total Class S Share Transactions ................................        (246,753)       8,014          (56,835)    34,094
                                                                             ----------   ----------         --------   ---------
    Net Increase (Decrease) in Share Transactions .....................        (308,543)     574,669         (107,940)   130,025
                                                                             ==========   ==========         ========   =========

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

  * INCLUDES REDEMPTIONS OR SUBSCRIPTIONS AS A RESULT OF AN IN-KIND TRANSACTION. (SEE NOTE 10.)
(1) ASSETS OF CLASS I SHARES WERE FULLY LIQUIDATED ON DECEMBER 29, 2000.


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

[HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]

INDEPENDENT AUDITORS' REPORT


THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
HIGHMARK FUNDS:

We have audited the accompanying statements of net assets of HighMark Funds (the "Funds"), including Growth Fund, Value Momentum Fund, Core Equity Fund, Balanced Fund, Small Cap Value Fund, California Intermediate Tax-Free Bond Fund, Bond Fund, 100% U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Diversified Money Market Fund, and California Tax-Free Money Market Fund, and the statements of assets and liabilities, including the schedules of investments, of Large Cap Value Fund and International Equity Fund as of July 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods ended July 31, 2002, 2001, 2000, 1999 and 1998. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of July 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the respective periods stated above, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
San Francisco, CA
September 13, 2002


94    1.800.433.6884

[GRAPHIC OMITTED]

NOTICE TO SHAREHOLDERS OF THE
HIGHMARK FUNDS (UNAUDITED)


For shareholders that do not have a July 31, 2002 tax year end, this notice is for informational purposes only. For shareholders with a July 31, 2002 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended July 31, 2002, each Fund is designating the following items with regard to distributions paid during the year.


                                              LONG TERM
                                             (20% RATE)      ORDINARY
                                            CAPITAL GAINS     INCOME        TAX EXEMPT                 QUALIFYING    FOREIGN
                                            DISTRIBUTIONS  DISTRIBUTIONS      INCOME                    DIVIDENDS     TAX
FUND                                         (TAX BASIS)    (TAX BASIS)    DISTRIBUTIONS     TOTAL         (1)     CREDIT (2)
---------------------------------------------------------------------------------------------------------------------------
Growth .......................................   0%             0%              0%             0%             0%         0%
Value Momentum ...............................  82%            18%              0%           100%           100%         0%
Large Cap Value ..............................   0%           100%              0%           100%           100%         0%
Core Equity ..................................   0%           100%              0%           100%           100%         0%
Balanced .....................................  48%            52%              0%           100%            40%         0%
Small Cap Value .............................. 100%             0%              0%           100%             0%         0%
International Equity .........................   0%           100%              0%           100%             0%         3%
California Intermediate Tax-Free Bond (4) ....   8%             0%             92%           100%             0%         0%
Bond .........................................   0%           100%              0%           100%             0%         0%
100% U.S. Treasury Money Market (3) ..........   0%           100%              0%           100%             0%         0%
U.S. Government Money Market .................   0%           100%              0%           100%             0%         0%
Diversified Money Market .....................   0%           100%              0%           100%             0%         0%
California Tax-Free Money Market (4) .........   0%             0%            100%           100%             0%         0%

--------------------
(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION.
(2) THE FOREIGN TAX CREDIT IS BASED ON THE PERCENTAGE OF ORDINARY INCOME DISTRIBUTION OF EACH FUND.
(3) FOR RESIDENTS OF CALIFORNIA, CONNECTICUT AND NEW YORK: THE 100% U.S. TREASURY MONEY MARKET MET THE QUARTERLY DIVERSIFICATION TEST FOR THE FISCAL YEAR ENDED DURING JULY 31, 2002. ALL INCOME EARNED BY 100% U.S. TREASURY MONEY MARKET IS DESIGNED TAX EXEMPT INCOME FOR STATE INCOME TAX PURPOSES.
(4) FOR RESIDENTS OF CALIFORNIA, THE CALIFORNIA INTERMEDIATE TAX-FREE BOND AND CALIFORNIA TAX-FREE MONEY MARKET MET THE QUARTERLY DIVERSIFICATION TEST FOR THE FISCAL YEAR ENDED JULY 31, 2002.


                                                     WWW.HIGHMARKFUNDS.COM    95

[HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]

TRUSTEES AND OFFICERS (UNAUDITED)

Information pertaining to the trustees and officers of HighMark Funds (the "Trust") is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Board Members." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Board Members." Currently, the Trust does not have any Interested Board Members.


-----------------------------------------------------------------------------------------------------------------------------------
                                        TERM OF                                               NUMBER OF PORTFOLIOS
                                        OFFICE                                                     IN HIGHMARK
                                          AND                    PRINCIPAL                            FUNDS             OTHER
                      POSITION(S)      LENGTH OF               OCCUPATION(S)                         COMPLEX        DIRECTORSHIPS
    NAME,              HELD WITH         TIME                   DURING PAST                         OVERSEEN           HELD BY
ADDRESS AND AGE(1)     THE TRUST        SERVED                    5 YEARS                       BY BOARD MEMBER(3)  BOARD MEMBER(4)
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS
Thomas L. Braje        Trustee        Since 06/87       Prior to retirement in October 1996,             14                None
59                                                      Vice President and Chief Financial
                                                        Officer of Bio Rad Laboratories, Inc.

David A. Goldfarb      Trustee        Since 06/87       Partner, Goldfarb & Simens, Certified            14                None
60                                                      Public Accountants.

Joseph C. Jaeger       Trustee        Since 06/87       Prior to retirement in June 1998,                14                None
67                                                      Senior Vice President and Chief Financial
                                                        Officer, Delta Dental Plan of California.


Frederick J. Long      Trustee        Since 09/93       Prior to retirement in December 1999,            14                None
67                     and Chairman                     Chairman, Acordia West and Acordia
                                                        Northwest Inc. (each an insurance
                                                        brokerage firm).

Michael L. Noel        Trustee        Since 12/98       President, Noel Consulting Company               14                None
61                     and Vice                         since 1998. From April 1997 to
                       Chairman                         December 1998, Member of HighMark
                                                        Funds Advisory Board. From 1991 to 1997,
                                                        Member of the Board of Trustees of
                                                        Stepstone Funds and from May 1981 to April 2002,
                                                        Director, Current Income Shares, Inc.
                                                        (closed-end investment company).

Robert M. Whitler      Trustee        Since 12/98       From April 1997 to December 1998,                14                None
64                                                      Member of HighMark Funds Advisory
                                                        Board. Prior to retirement in 1996, Executive
                                                        Vice President and Chief Trust Officer of
                                                        Union Bank of California, N.A. From
                                                        April 1997 to April 2002, Director, Current
                                                        Income Shares, Inc. (closed-end investment company).

OFFICERS
James R. Foggo         President      Since 12/00       Head of Operations of the Administrator          N/A                N/A
One Freedom                                             since November 2000. Vice President and
Valley Drive                                            Assistant Secretary of the Administrator and
Oaks, PA  19456                                         Distributor from 1998 to October 2000.
38                                                      In 1998, associate Paul Weiss, Rifkind, Wharton
                                                        & Garrison. From 1995 to 1998, associate,
                                                        Baker & McKenzie. Prior to 1995, associate,
                                                        Battle Fowler, L.L.P.


Peter Golden           Controller and Since 09/01       Director of Mutual Fund Services,                N/A                N/A
530 East               Chief Financial                  employee of the Administrator since June 2001.
Swedesford Road        Officer                          From March 2000 to 2001, Vice President of Funds
Wayne, PA  19087                                        Administration for J.P. Morgan Chase & Co.
38                                                      From 1997 to 2000, Vice President of Pension
                                                        and Mutual Fund Accounting for Chase Manhattan
                                                        Bank. Prior to 1997, Administrative Officer of Mutual
                                                        Fund Servicing for Brown Brothers Harriman & Co.


96    1.800.433.6884

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

-----------------------------------------------------------------------------------------------------------------------------------
                                        TERM OF                                               NUMBER OF PORTFOLIOS
                                        OFFICE                                                     IN HIGHMARK
                                          AND                 PRINCIPAL                               FUNDS             OTHER
                      POSITION(S)      LENGTH OF            OCCUPATION(S)                            COMPLEX        DIRECTORSHIPS
    NAME,              HELD WITH         TIME                DURING PAST                            OVERSEEN           HELD BY
ADDRESS AND AGE(1)     THE TRUST        SERVED                 5 YEARS                          BY BOARD MEMBER(3)  BOARD MEMBER(4)
--------------------------------------------------------------------------------------------------------------------------------
John C. Munch            Vice President Since 12/01    Vice President and Assistant Secretary of        N/A              N/A
One Freedom              and Secretary                 the Administrator and Distributor since
Valley Drive                                           November 2001. From 1998-2001, associate
Oaks, PA  19456                                        at Howard Rice Nemorvoski Canady Falk &
31                                                     Rabkin. From 1996-1998, associate at Seward
                                                       & Kissel.

Todd Ciperman            Vice President Since 02/97    Vice President and General Counsel of the        N/A              N/A
One Freedom              and Assistant                 Administrator and Distributor since
Valley Drive             Secretary                     January 2000. Vice President and Assistant
Oaks, PA  19456                                        Secretary of the Administrator and
36                                                     Distributor since 1995. From 1994 to May
                                                       1995, associate with Dewey Ballantine.
                                                       Prior to 1994, associate with Winston &
                                                       Strawn.

Lydia A. Gavalis         Vice President Since 06/98    Vice President and Assistant Secretary of the    N/A              N/A
One Freedom              and Assistant                 Administrator and Distributor since 1998.
Valley Drive             Secretary                     Prior to 1998, Assistant General Counsel and
Oaks, PA  19456                                        Director of Arbitration, Philadelphia Stock
38                                                     Exchange.

Timothy D. Barto         Vice President Since 03/00    Vice President and Assistant Secretary of        N/A              N/A
One Freedom              and Assistant                 the Administrator and Distributor since
Valley Drive             Secretary                     December 1999. Associate at Dechert, Price
Oaks, PA  19456                                        & Rhoads (1997-1999). Associate at Richter,
34                                                     Miller & Finn (1993-1997).

Christine McCullough     Vice President Since 03/00    Vice President and Assistant Secretary of the    N/A              N/A
One Freedom              and Assistant                 Administrator and Distributor since November
Valley Drive             Secretary                     1999. Associate at White and Williams LLP
Oaks, PA  19456                                        (1991-1999). Associate at Montgomery,
41                                                     McCracken, Walker & Rhoads (1990-1991).


William E. Zitelli, Jr.  Vice President Since 09/00    Vice President and Assistant Secretary of the    N/A              N/A
One Freedom              and Assistant                 Administrator and Distributor since September
Valley Drive             Secretary                     2000. From 1998 to 2000, Vice President,
Oaks, PA  19456                                        Merrill Lynch & Co. Asset Management Group.
34                                                     From 1997 to 1998, Associate, Pepper Hamilton
                                                       LLP. Prior to 1997, Associate, Reboul,
                                                       MacMurray, Hewitt, Maynard & Kristol.

Sherry K. Vetterlein     Vice President Since 03/01    Vice President and Assistant Secretary of the    N/A              N/A
One Freedom              and Assistant                 Administrator and Distributor since January
Valley Drive             Secretary                     2001. Shareholder/Partner, Buchanan Ingersoll
Oaks, PA 19456                                         Professional Corporation (1992-2000).
40

---------------------
1 Each trustee may be contacted by writing to the Trustee c/o HighMark Funds, One Freedom Valley Drive, Oaks, PA 19456.
2 Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust. The president, treasurer and secretary shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns is removed, or becomes disqualified in accordance with the Trust's by-laws.
3 The "HighMark Funds Complex" consists of all registered investment companies for which HighMark Capital Management, Inc. serves as investment adviser. As of July 31, 2002, the HighMark Funds Complex consisted of 14 Funds.
4 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.


                                                     WWW.HIGHMARKFUNDS.COM    97

[HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]

HIGHMARK FUND INFORMATION



                                                 FIDUCIARY SHARES INFORMATION

FUND                                                  CUSIP                            TICKER                       FUND #
GROWTH                                              431114818                           HMGRX                        492

VALUE MOMENTUM                                      431114677                           HMVMX                        871

LARGE CAP VALUE                                     431114206                           HMIEX                        490

CORE EQUITY                                         431112788                           HMCFX                       1627

BALANCED                                            431114792                           HMBAX                        491

SMALL CAP VALUE                                     431112101                           HMSCX                        148

INTERNATIONAL EQUITY                                431114594                           HMIQX                        876

CA INTERMEDIATE TAX-FREE BOND                       431114644                           HMITX                        847

BOND                                                431114305                           HMBDX                        489

100% U.S. TREASURY MONEY MARKET                     431114503                           HMTXX                        486

U.S. GOVERNMENT MONEY MARKET                        431114701                           HMGXX                        485

DIVERSIFIED MONEY MARKET                            431114883                           HMDXX                        484

CA TAX-FREE MONEY MARKET                            431114842                           HMCXX                        487




                                                    RETAIL SHARES INFORMATION

GROWTH
     CLASS A SHARES                                 431114768                           HMRGX                        481
     CLASS B SHARES                                 431114511                           HMGBX                        455
     CLASS C SHARES                                 431112879                           HGRCX                       1755

VALUE MOMENTUM
     CLASS A SHARES                                 431114628                           HMVLX                        870
     CLASS B SHARES                                 431114529                           HVMBX                        456
     CLASS C SHARES                                 431112812                           HVMCX                       1753

LARGE CAP VALUE
     CLASS A SHARES                                 431114784                           HMERX                        479
     CLASS B SHARES                                 431114537                           HIEBX                        457
     CLASS C SHARES                                 431112861                           HIECX                       1754

CORE EQUITY
     CLASS A SHARES                                 431112770                           HCEAX                       1626
     CLASS B SHARES                                 431112762                           HCEBX                       1628


98    1.800.433.6884

[GRAPHIC OMITTED]


                                            RETAIL SHARES INFORMATION (CONTINUED)

FUND                                                  CUSIP                            TICKER                       FUND #
BALANCED
     CLASS A SHARES                                 431114776                           HMBRX                        480
     CLASS B SHARES                                 431114545                           HMBBX                        452
     CLASS C SHARES                                 431112887                           HMBCX                       1760

SMALL CAP VALUE
     CLASS A SHARES                                 431112200                           HASVX                         41
     CLASS B SHARES                                 431112309                           HBSVX                        123
     CLASS C SHARES                                 431112820                           HSVCX                       1756

INTERNATIONAL EQUITY
     CLASS A SHARES                                 431112853                           HINAX                       1759
     CLASS B SHARES                                 431112846                           HINBX                       1758
     CLASS C SHARES                                 431112838                           HINCX                       1757
                                                                                                                        -

CA INTERMEDIATE TAX-FREE BOND
     CLASS A SHARES                                 431114578                           HMCIX                        846
     CLASS B SHARES                                 431112796                           HCABX                       1761

BOND
     CLASS A SHARES                                 431114743                           HMRBX                        478
     CLASS B SHARES                                 431112747                           HBDBX                       1090

100% U.S. TREASURY MONEY MARKET
     CLASS A SHARES                                 431114404                           HMRXX                        475
     CLASS S SHARES                                 431112606                           HUSXX                       1730

U.S. GOVERNMENT MONEY MARKET
     CLASS A SHARES                                 431114602                           HMUXX                        474
     CLASS B SHARES                                 431114495                           HGBXX                        450
     CLASS S SHARES                                 431112507                           HGSXX                       1729

DIVERSIFIED MONEY MARKET
     CLASS A SHARES                                 431114800                           HMVXX                        473
     CLASS S SHARES                                 431112408                           HDSXX                       1728

CA TAX-FREE MONEY MARKET
     CLASS A SHARES                                 431114859                           HMAXX                        476
     CLASS S SHARES                                 431112705                           HCSXX                       1727

                                                     WWW.HIGHMARKFUNDS.COM    99

[HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]

SERVICE PROVIDERS &
BOARD OF TRUSTEES

INVESTMENT ADVISER
HighMark Capital Management, Inc.
475 Sansome Street
San Francisco, CA 94104

SUB-ADVISERS
International Equity Fund:
Deutsche Asset Management Investment Services, Ltd.
1 Appold Street, Broadgate
London
EC2A 2UU
United Kingdom

Small Cap Value Fund:
LSVAsset Management
200 West Madison, Suite 2780
Chicago, IL 60606

Growth Fund:
Waddell & Reed Investment Management Co.
6300 Lamar Avenue
Shawnee Mission, KS 66202

CUSTODIAN
Union Bank of California, N.A.
475 Sansome Street
San Francisco, CA 94104

ADMINISTRATOR & DISTRIBUTOR
SEI Investments Global Funds Services
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

LEGAL COUNSEL
Ropes & Gray
1301 K Street, N.W., Suite 800 East
Washington, D.C. 20005

AUDITORS
Deloitte & Touche LLP
50 Fremont Street
San Francisco, CA 94105-2230

BOARD OF TRUSTEES
Frederick J. Long, Chairman
Michael L. Noel, Vice Chairman
Thomas L. Braje
David A. Goldfarb
Joseph C. Jaeger
Robert M. Whitler

100    1.800.433.6884

                              THANK YOU
                              FOR YOUR INVESTMENT.

                        [HIGHMARK FUNDS LOGO OMITTED] [GRAPHIC OMITTED]







                            ---------------------------
                              Mutual Funds:
                              o are not FDIC insured
                              o have no bank guarantee
                              o may lose value
                            ---------------------------

To learn more about HighMark, please call:

INVESTOR SERVICES DESK  INVESTMENT PROFESSIONAL SUPPORT DESK  VISIT US AT
1.800.433.6884          1.800.455.5609                        WWW.HIGHMARKFUNDS.COM

[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OMITTED]


HIGHMARK

WWW.HIGHMARKFUNDS.COM

445 South Figueroa Street, Suite 306     Los Angeles, California  90071

                                                                     84806-07/02
                                                                   HMK-AR-001-02